As filed with the Securities and Exchange Commission on April 30, 2007

1933 Act Registration No. 033-48940

1940 Act Registration No. 811-06722

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 40

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 40

FORWARD FUNDS

(Exact Name of Registrant as Specified in Charter)

433 California Street, 11th Floor

San Francisco, California 94104

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-999-6809

J. ALAN REID, JR.

Forward Funds

433 California Street, 11th Floor

San Francisco, California 94104

(Name and address of agent for service of process)

COPIES TO:

DOUGLAS P. DICK

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, California 92660-8842

(Name and address of agent for service of process)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CORE

Forward Large Cap Equity Fund

SMALL CAP

Forward Emerald Growth Fund

Forward Hoover Small Cap Equity Fund

Forward Legato Fund

ALTERNATIVE

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

INTERNATIONAL

Forward International Small Companies Fund

FORWARD PROGRESSIVE

Sierra Club Stock Fund

PROSPECTUS

CLASS A AND CLASS C SHARES

May 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to say otherwise.

Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers six other portfolios and Investor Class and Institutional Class shares of certain of the Forward Funds by separate Prospectuses, which are available upon request.

FORWARD LARGE CAP EQUITY FUND

OBJECTIVE

The Forward Large Cap Equity Fund seeks to achieve high total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH LARGE MARKET CAPITALIZATIONS

The Forward Large Cap Equity Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock, and securities convertible into common or preferred stock, of companies that have large capitalizations. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. For purposes of the Fund, large capitalization companies include any company with a market capitalization equal to or greater than $5 billion.

The Fund will invest primarily in the equity securities of companies organized or primarily located in the United States. The Fund may invest up to a total of 5% of its net assets, plus borrowings for investment purposes, if any, in the equity securities of companies that are based outside of the United States if the stock of the company is traded on a U.S. stock exchange or through the National Association of Securities Dealers Automated Quotation System.

The sub-advisor employs a disciplined, bottom-up approach to equity investing. Using both quantitative and qualitative analysis, the sub-advisor seeks to identify undervalued stocks with strong earnings momentum, earnings estimate revisions and relative strength.

The sub-advisor monitors a universe of more than 1,500 large cap companies using its proprietary quantitative process. Using a multi-factor discipline, the sub-advisor ranks those stocks based on factors such as valuation, earnings momentum and relative strength. The sub-advisor then focuses its fundamental analysis on the top 25% of the stocks in each sector, selecting 40 to 60 individual stocks for the portfolio that reflect the composition (capitalization, growth rate, beta, style and industry distribution) of the Fund’s benchmark, the S&P 500.

The sub-advisor regularly monitors the portfolio holdings. The sub-advisor will normally sell a stock if its ranking as determined by the sub-advisor drops significantly or if it moves into the bottom quartile of its sector, although the sub-advisor is not required to do so.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LARGE CAP EQUITY FUND?

As with any mutual fund investment, an investment in the Forward Large Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

1

FORWARD LARGE CAP EQUITY FUND

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

PERFORMANCE HISTORY

The Fund commenced operations on October 31, 2006 and does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

2

FORWARD LARGE CAP EQUITY FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Large Cap Equity Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	0.80%
Distribution (12b-1) Fees(1)	0.35%
Shareholder Services Fees(2)	0.10%
Other Expenses(3)	0.39%
Total Annual Fund Operating Expenses	1.64%
Fee Waiver(4)	-0.30%
Net Expenses	1.34%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.
(3)	Other Expenses are based on estimated amounts for the current fiscal year.
(4)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.34%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers or expense reimbursements made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

3

FORWARD LARGE CAP EQUITY FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Large Cap Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$704
3 Years	$1,035

4

FORWARD EMERALD GROWTH FUND

OBJECTIVE

The Forward Emerald Growth Fund seeks long-term growth through capital appreciation. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH POTENTIAL FOR GROWTH

Under normal circumstances the Forward Emerald Growth Fund invests a minimum of 80% of its net assets plus borrowings for investment purposes, if any, in common stocks, preferred stocks, and securities convertible into common or preferred stocks. This investment policy may not be changed without at least 60 days’ prior written notice to shareholders.

The Fund utilizes a fundamental approach to choosing securities: the sub-advisor’s research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets and that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are defined by the Fund’s sub-advisor as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. During periods of unusual market volatility, however, the Fund’s sub-advisor may find fewer investment opportunities in small company stocks and may invest predominantly in larger-capitalization stocks.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD EMERALD GROWTH FUND?

As with any mutual fund investment, an investment in the Forward Emerald Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include

5

FORWARD EMERALD GROWTH FUND

the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Class A shares of the Forward Emerald Growth Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown.

Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance results shown include unusually high results achieved in 1999 due to the high performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

Best Quarter - December 31, 1999	65.63%
Worst Quarter - September 30, 1998	-26.46%

6

FORWARD EMERALD GROWTH FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception
Forward Emerald Growth Fund Class A(1)
Return Before Taxes	7.19%	5.71%	8.68%	12.45%
Return After Taxes on Distributions(2)	5.74%	5.17%	7.20%	11.03%
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.64%	4.89%	6.93%	10.55%
Russell 2000 Growth Index(3)	13.35%	6.93%	4.88%	8.15%

Forward Emerald Growth Fund Class C(1)
Return Before Taxes	11.36%	6.15%	N/A	2.22%
Russell 2000 Growth Index(3)	13.35%	6.93%	N/A	-0.43%
(1)	The Fund began offering Class A shares on October 1, 1992. The Fund began offering Class C shares on July 1, 2000. Prior to July 1, 2001 the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.
(3)	The Fund’s benchmark is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

7

FORWARD EMERALD GROWTH FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Growth Fund.

Shareholder Fees

As an investor in Class A shares of the Forward Emerald Growth Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than two years after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 2 years (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees(1)	0.35%	0.75%
Shareholder Services Fees(2)	N/A	0.25%
Other Expenses	0.30%	0.32%
Total Annual Fund Operating Expenses	1.40%	2.07%
Fee Waiver(3)	0.00%	0.00%
Net Expenses	1.40%	2.07%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(2)	Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees through June 30, 2007 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ Total Annual Fund Operating Expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.25% and 2.90%, respectively.

8

FORWARD EMERALD GROWTH FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Emerald Growth Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$709	$310
3 Years	$993	$649
5 Years	$1,296	$1,113
10 Years	$2,156	$2,397

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$709	$210
3 Years	$993	$649
5 Years	$1,296	$1,113
10 Years	$2,156	$2,397
(1)	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within two years. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

9

FORWARD HOOVER SMALL CAP EQUITY FUND

OBJECTIVE

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in the equity securities of small capitalization companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. For purposes of the Fund, small capitalization companies generally are companies with market capitalizations of up to $2.5 billion at the time of initial purchase. However, small capitalization companies may include any company with a market capitalization equal to or less than any company in the Russell 2000 Index at time of purchase so long as the purchase of those securities would not cause the average weighted market capitalization of the Fund to exceed $2.5 billion. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2.5 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

The Fund may also invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign investments and up to 5% of its assets in securities in emerging markets. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any. Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry or sector developments.

10

FORWARD HOOVER SMALL CAP EQUITY FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD HOOVER SMALL CAP EQUITY FUND?

As with any mutual fund investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the

11

FORWARD HOOVER SMALL CAP EQUITY FUND

Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Class A shares of the Forward Hoover Small Cap Equity Fund for 2006, together with the best and worst quarters during that year. The return does not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, the return would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing the performance of the Class A shares of the Fund during 2006 and since inception and by showing how the Fund’s average annual returns for one year and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best Quarter - March 31, 2006	14.53%
Worst Quarter - June 30, 2006	-8.55%

12

FORWARD HOOVER SMALL CAP EQUITY FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Forward Hoover Small Cap Equity Fund Class A(1)
Return Before Taxes	4.19%	13.30%
Return After Taxes on Distributions(2)(3)	3.53%	12.32%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.35%	11.14%
Russell 2000 Index(4)	18.37%	21.69%
(1)	The Fund began offering Class A shares on May 2, 2005.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax year 2005. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

13

FORWARD HOOVER SMALL CAP EQUITY FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A
Management Fee	1.05%
Distribution (12b-1) Fees(1)	0.25%
Shareholder Services Fees(2)	0.00%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.59%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$727
3 Years	$1,048
5 Years	$1,390
10 Years	$2,353

14

FORWARD LEGATO FUND

OBJECTIVE

The Forward Legato Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS NO LARGER THAN $3 BILLION AT THE TIME OF INITIAL PURCHASE

The Forward Legato Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings for investment purposes, if any, in the common stock of companies with market capitalization no larger than $3 billion at the time of initial purchase. The Fund’s sub-advisors are not required to sell a stock for which the market capitalization exceeds $3 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better. The Fund may also invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign securities. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign securities denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any.

The Fund employs a “multi-manager” approach whereby portions of the Fund are allocated by the investment advisor to different sub-advisors which employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style Investment Managers - emphasize investments in equity securities of companies with above-average earnings growth prospects.

•	Value Style Investment Managers - emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

•	Core Style Investment Managers - emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund’s assets are currently allocated among three sub-advisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in what the portfolio

15

FORWARD LEGATO FUND

manager believes to be high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) invest in well-managed companies capable of growing through multiple business cycles; 2) purchase companies at reasonable valuations relative to their internal growth rates; and 3) permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index. There is no assurance that each sub-advisor will be able to successfully identify securities in accordance with these strategies.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LEGATO FUND?

As with any mutual fund investment, an investment in the Forward Legato Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated,

16

FORWARD LEGATO FUND

the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•	Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

17

FORWARD LEGATO FUND

PERFORMANCE HISTORY

The following bar chart shows the annual total return of the Class A shares of the Forward Legato Fund for 2006, together with the best and worst quarters during that year. The return does not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, the return would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund during 2006 and since inception and by showing how the Fund’s average annual returns for one year and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best Quarter - March 31, 2006	11.33%
Worst Quarter - June 30, 2006	-7.47%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Forward Legato Fund Class A(1)
Return Before Taxes	4.51%	10.13%
Return After Taxes on Distributions(2)(3)	4.12%	9.86%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.15%	8.57%
Russell 2000 Index(4)	18.37%	16.52%
(1)	The Fund began offering Class A shares on April 1, 2005.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax year 2005. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

18

FORWARD LEGATO FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in Class A shares of the Forward Legato Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets
Management Fee	1.00%
Distribution (12b-1) Fees(1)	0.35%
Shareholder Services Fees(2)	0.00%
Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.16%
Fee Waiver(3)	-0.47%
Net Expenses	1.69%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the average daily net assets attributable to Class A shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to Class A shares of the Fund may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

19

FORWARD LEGATO FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$737
3 Years	$1,169
5 Years	$1,627
10 Years	$2,887

20

FORWARD EMERALD BANKING AND FINANCE FUND

OBJECTIVE

The Forward Emerald Banking and Finance Fund seeks long-term growth through capital appreciation. Income is a secondary objective. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES PRINCIPALLY ENGAGED IN THE BANKING AND FINANCIAL SERVICES INDUSTRIES

To pursue its objectives, the Forward Emerald Banking and Finance Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of companies principally engaged in the banking or financial services industries. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders.

While the Fund can invest in companies of varying sizes, it will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, under normal circumstances, the Fund will invest not less than 25% of its net assets plus borrowings for investment purposes, if any, in securities of companies principally engaged in the banking industry and not less than 25% of its net assets plus borrowings for investment purposes, if any, in securities of companies principally engaged in the financial services industry. For investment purposes, a company (or holding company) is defined as “principally engaged” in banking or financial services industries if:

•	At least 50% of either the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products, or

•	At least 50% of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Under normal circumstances the Fund invests in common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund utilizes a growth approach to choosing securities: the sub-advisor’s research staff conducts company-specific fundamental research analysis to attempt to identify companies whose earnings growth rate exceeds that of their peer group. Companies with a leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund’s sub-advisor as having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

21

FORWARD EMERALD BANKING AND FINANCE FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD EMERALD BANKING AND FINANCE FUND?

As with any mutual fund investment, an investment in the Forward Emerald Banking and Finance Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. Loss of money is a risk of investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•	Industry Concentration

The Fund concentrates 80% or more of its total assets in securities of companies principally engaged in the banking or financial services industries, and invests at least 25% of its total assets in securities of companies in each industry. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments in, or related to, the banking and financial services industries. The banking and financial services industries are comparatively narrow segments of the economy and, therefore, may experience greater volatility than funds investing in a broader range of industries. In addition, companies in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the banking and financial services industries. The value of the Fund’s shares is particularly vulnerable to factors affecting the banking and financial services industries, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

22

FORWARD EMERALD BANKING AND FINANCE FUND

•	Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

23

FORWARD EMERALD BANKING AND FINANCE FUND

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Class A shares of the Forward Emerald Banking and Finance Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown.

Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best Quarter - June 30, 1999	24.63%
Worst Quarter - September 30, 1998	-27.35%

24

FORWARD EMERALD BANKING AND FINANCE FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Forward Emerald Banking and Finance Fund Class A(1)
Return Before Taxes	4.70%	16.59%	13.72%
Return After Taxes on Distributions(2)	3.91%	15.85%	13.02%
Return After Taxes on Distributions and Sale of Fund Shares(2)	4.11%	14.46%	12.03%
Russell 2000 Index(3)	18.37%	11.39%	9.62%

Forward Emerald Banking and Finance Fund Class C(1)
Return Before Taxes	8.44%	17.02%	18.81%
Russell 2000 Index(3)	18.37%	11.39%	8.04%
(1)	The Fund began offering Class A shares on February 18, 1997. The Fund began offering Class C shares on July 1, 2000. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other classes will vary.
(3)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

25

FORWARD EMERALD BANKING AND FINANCE FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Banking and Finance Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than two years after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 2 years (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fee	0.94%	0.94%
Distribution (12b-1) Fees(1)	0.35%	0.75%
Shareholder Services Fees(2)	0.00%	0.25%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.62%	2.27%
Fee Waiver(3)	0.00%	0.00%
Net Expenses	1.62%	2.27%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(2)	Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees through June 30, 2007 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ Total Annual Fund Operating Expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.35% and 3.00%, respectively.

26

FORWARD EMERALD BANKING AND FINANCE FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Emerald Banking and Finance Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$730	$330
3 Years	$1,057	$709
5 Years	$1,405	$1,214
10 Years	$2,384	$2,602

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$730	$230
3 Years	$1,057	$709
5 Years	$1,405	$1,214
10 Years	$2,384	$2,602
(1)	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within two years. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

27

FORWARD EMERALD OPPORTUNITIES FUND

OBJECTIVE

The Forward Emerald Opportunities Fund seeks to achieve capital appreciation. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH GROWTH POTENTIAL

The Forward Emerald Opportunities Fund will invest principally in equity securities of companies that are believed to be poised for significant growth, including companies of various sizes in a wide range of industries. Under normal conditions, the Fund will invest at a minimum 25% of its net assets plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector that the Fund’s sub-advisor believes have a significant potential for growth. For investment purposes, the technology sector is defined as a broad range of industries comprised of companies that produce and/or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements (e.g. research and development).

The Fund will invest principally in common stocks, but may also invest in preferred stocks and securities convertible into common or preferred stocks of companies that are believed to be poised for significant growth. The Fund utilizes a growth approach to choosing securities: the sub-advisor’s research staff conducts company-specific fundamental research analysis to attempt to identify companies whose earnings growth rate exceeds their peer group.

Companies with a perceived leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored. As a result of the Fund being a non-diversified portfolio, the Fund can invest a larger percentage of its assets in a particular company than the typical diversified mutual fund.

The Fund may invest a portion of its assets in options and futures. It may also sell securities short. The Fund engages in the short sales of stocks when the Fund’s sub-advisor believes that their price is over-valued and may decline. If the value of a security sold short increases, the Fund will lose money, and such loss is potentially unlimited. These practices are used primarily to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund’s sub-advisor as having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD EMERALD OPPORTUNITIES FUND?

As with any mutual fund investment, an investment in the Forward Emerald Opportunities Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the

28

FORWARD EMERALD OPPORTUNITIES FUND

Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•	Industry Concentration - Technology Sector

Under normal market conditions, the Fund will invest a minimum of 25% of its total assets, in technology companies. By doing so, the Fund will be exposed to the risk of incurring substantial losses, depending upon the market’s overall reception to companies’ technology-related products or services. Companies in the same sector are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly to these or other market conditions. Equity securities of companies within the technology sector may have increased price volatility due to the heightened competition and rapid pace of change that is commonly experienced within that industry sector. As a result, a portfolio of technology company stocks is likely to be more volatile in price than one that includes investments in companies operating in a wider number of industry sectors.

•	Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

29

FORWARD EMERALD OPPORTUNITIES FUND

•	Short-Selling

The Fund may engage in short selling. A short sale involves selling a security the Fund does not own by borrowing it. The Fund is then obligated to replace the borrowed security. Accordingly, if the value of the security sold short goes up, the Fund will lose money. Although the Fund’s gain is limited to the amount received upon selling a security short, its loss on a short sale is potentially unlimited, which may exceed the amount invested by the Fund. This strategy could result in higher operating costs for the Fund.

•	Options on Securities, Securities Indexes and Futures

The Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. If the Fund purchases an option that expires without value, it will have incurred an expense in the amount of the cost of the option. This strategy could result in higher operating costs for the Fund.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

PERFORMANCE HISTORY

The following bar chart shows the annual total return of the Class A shares of the Forward Emerald Opportunities Fund for the years indicated, together with the best and worst quarters during those years. The returns do not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown. Class C shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses and sales charges. Currently, the annual expense ratio of the Class A shares is lower than the annual expense ratio of the Class C shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance results shown include unusually high results achieved in 1999 due to the performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

30

FORWARD EMERALD OPPORTUNITIES FUND

Best Quarter - December 31, 1999	103.57%
Worst Quarter - March 31, 2001	-42.68%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Forward Emerald Opportunities Fund Class A(1)
Return Before Taxes	4.54%	0.55%	1.05%
Return After Taxes on Distributions(2)	4.54%	0.55%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)	2.95%	0.47%	0.58%
S&P Composite 1500 Index(3)	15.38%	6.81%	7.02%

Forward Emerald Opportunities Fund Class C(1)
Return Before Taxes	8.17%	1.06%	-14.18%
S&P Composite 1500 Index(3)	15.38%	6.81%	2.19%
(1)	The Fund began offering Class A shares on October 31, 1997. The Fund began offering Class C shares on July 1, 2000. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods before September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other classes will vary.
(3)	The S&P Composite 1500 Index is a broad-based capitalization weighted index comprised of the S&P 400 Index, S&P 500 Index and S&P 600 Index. The Index represents 90% of the U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

31

FORWARD EMERALD OPPORTUNITIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Opportunities Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than two years after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 2 years (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees(1)	0.50%	0.75%
Shareholder Services Fees(2)	N/A	0.25%
Other Expenses	1.05%	0.87%
Dividend Expense on Short Sales	0.03%	0.03%
Total Other Expenses	1.08%	0.90%
Total Annual Fund Operating Expenses	2.58%	2.90%
Fee Waiver(3)	-0.59%	-0.41%
Net Expenses	1.99%	2.49%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.50% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses, and a Distribution Services Agreement pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(2)	Pursuant to the Distribution Services Agreement, up to 0.25% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay shareholder servicing fees.

32

FORWARD EMERALD OPPORTUNITIES FUND

(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees through January 1, 2008 in amounts necessary to limit the Fund’s Class A shares’ and Class C shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.99% and 2.49%, respectively. Pursuant to this agreement, beginning July 1, 2007, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Emerald Opportunities Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$765	$352
3 Years	$1,278	$859
5 Years	$1,816	$1,491
10 Years	$3,277	$3,190

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$765	$252
3 Years	$1,278	$859
5 Years	$1,816	$1,491
10 Years	$3,277	$3,190
(1)	The Example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within two years. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

33

FORWARD INTERNATIONAL SMALL COMPANIES FUND

OBJECTIVE

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS LOCATED OUTSIDE THE UNITED STATES

The Forward International Small Companies Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities of companies with small market capitalizations located outside the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes, if any, in medium and large capitalization companies. The Fund normally will invest its assets among at least fifteen but not fewer than eight countries throughout the world including countries considered to be emerging market countries.

For the Fund, equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The sub-advisor typically focuses its research on companies that are capitalized at less than $3.5 billion. The sub-advisor does not apply a strict minimum size test in determining which securities to purchase but rather looks to the liquidity of the security. As a result, the sub-advisor normally does not invest in companies with a market capitalization lower than $150 million, although it may do so.

The Fund’s sub-advisor uses a “bottom-up” approach to try to identify companies with outstanding investment potential. The goal is to identify approximately 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

•	Research Short List
•	Primary Research
•	Stock Selection

The Fund’s sub-advisor screens more than 10,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls, and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund’s exposure is monitored at the regional, sector and stock level.

34

FORWARD INTERNATIONAL SMALL COMPANIES FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD INTERNATIONAL SMALL COMPANIES FUND?

As with any mutual fund investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

35

FORWARD INTERNATIONAL SMALL COMPANIES FUND

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Class A shares of the Forward International Small Companies Fund for 2006, together with the best and worst quarters during that year. The return does not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, the return would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing the performance of the Class A shares of the Fund for 2006 and since inception and by showing how the Fund’s average annual returns for one year and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best Quarter - December 31, 2006	13.97%
Worst Quarter - June 30, 2006	-2.05%

36

FORWARD INTERNATIONAL SMALL COMPANIES FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Forward International Small Companies Fund Class A(1)
Return Before Taxes	23.41%	28.98%
Return After Taxes on Distributions(2)(3)	22.79%	27.15%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	15.81%	24.05%
MSCI EAFE Small Cap Index(4)	19.31%	26.45%
HSBC World Excluding U.S. Smaller Companies Index(4)	31.82%	30.89%
(1)	The Fund began offering Class A shares on May 2, 2005.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2004, 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	Effective May 1, 2007, the Fund’s benchmark is the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The benchmark was changed because the sub-advisor believes that it is a more appropriate index for a fund with a smaller capitalization strategy. Before May 1, 2007, the Fund’s benchmark was the HSBC World Excluding U.S. Smaller Companies Index, which is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. Investors cannot invest directly in an index. The index figures do not reflect any deductions for fees, expenses or taxes.

37

FORWARD INTERNATIONAL SMALL COMPANIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets
Management Fee	1.00%
Distribution (12b-1) Fees(1)	0.25%
Shareholder Services Fees(2)	0.00%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.48%
Fee Waiver(3)	0.00%
Net Expenses	1.48%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for the Fund’s Class A shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.60%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursement made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

38

FORWARD INTERNATIONAL SMALL COMPANIES FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$717
3 Years	$1,016
5 Years	$1,336
10 Years	$2,240

39

SIERRA CLUB STOCK FUND

OBJECTIVE

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES - INVESTING IN STOCKS OF DOMESTIC AND FOREIGN COMPANIES

The Sierra Club Stock Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock and securities convertible common or preferred stock. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign securities.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus. As a general matter these principles and standards exclude companies that engage in (1) production activities that cause actual harm to the environment and health and (2) corporate activities that suggest indifference or a negative corporate attitude towards the environment, health and certain social and human rights concerns.

Forward Management employs an index-like approach to constructing the Fund’s portfolio. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. The companies approved for purchase may be various sizes, including smaller companies. Forward Management invests the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management constructs the portfolio using the following process: First, potential investments are passed through the qualitative process used to identify securities for the Sierra Club Funds’ portfolios. (See “Additional Investment Strategies for the Sierra Club Stock Fund” in this Prospectus.) Second, Forward Management evaluates and screens those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management identifies the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter.

Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position no longer meets the environmental and social criteria of the Fund. Forward Management also may eliminate positions in the portfolio if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund. For example, and without limitation, Forward Management may eliminate positions in the portfolio in order to respond to stock-specific risks, which may include fundamental deterioration or material uncertainties that may, in Forward Management’s judgment, present undue risk to the value of the

40

SIERRA CLUB STOCK FUND

security. In addition, Forward Management may restrict additional purchases in a security when a corporate action is announced and may restrict additional purchases of a security or remove the security from the portfolio after the corporate action has occurred. Forward Management also may engage in tax loss selling and may write covered calls on the securities in the portfolio.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SIERRA CLUB STOCK FUND?

As with any mutual fund investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, Forward Management on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

41

SIERRA CLUB STOCK FUND

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Class A shares of the Sierra Club Stock Fund for 2006, together with the best and worst quarters during that year. The return does not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, the return would be less than that shown.

The accompanying table gives an indication of the risks of investing in the Fund by showing the performance of the Class A shares of the Fund for 2006 and since inception and by showing how the Fund’s average annual returns for one year and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Before January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Between January 1, 2003 and December 31, 2005, the Fund was managed by different sub-advisors. On January 1, 2006, Forward Management, LLC took over direct management of a portion of the portfolio and a different strategy was implemented for that portion of the portfolio. On August 11, 2006, Forward Management took over direct management of the balance of the portfolio, in conjunction with a strategy change for that portion of the portfolio. Therefore, performance figures prior to August 11, 2006 may not represent Forward Management’s performance or the current strategy or the allocation of all of the Fund’s assets to Forward Management.

Best Quarter - September 30, 2006	5.13%
Worst Quarter - June 30, 2006	-5.26%

42

SIERRA CLUB STOCK FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Sierra Club Stock Fund Class A(1)
Return Before Taxes	2.76%	9.57%
Return After Taxes on Distributions(2)(3)	1.28%	8.38%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.59%	8.10%
S&P 500 Index(4)	15.79%	15.19%
(1)	The Fund began offering Class A shares on May 2, 2005.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes.

43

SIERRA CLUB STOCK FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, generally you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees: Fees paid directly from your investment
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase until July 1, 2007 and within 180 days of purchase thereafter+	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.25%
Shareholder Services Fees(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.01%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver(4)	-0.30%
Net Expenses	1.24%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to Class A shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay shareholder servicing fees.
(3)	The Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.
(4)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.24%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

44

SIERRA CLUB STOCK FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$694
3 Year	$1,006
5 Year	$1,339
10 Year	$2,278

45

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to all of the Forward Funds, unless otherwise noted.

•	Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•	Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a “derivative” security. For the Funds’ purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Forward Management and the sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisor. Certain derivatives may create a risk of loss greater than the amount invested.

The Funds will “cover” their derivative obligations as required under the Investment Company Act of 1940.

•	Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

46

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

•	Illiquid Securities

Each Fund except the Forward Emerald Growth Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment. The Forward Emerald Growth Fund may not invest in illiquid securities.

•	Debt Securities

The Funds may invest in short- and/or long-term debt securities. Debt securities in which the Funds may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. Investments in these types of securities pose the risk that a Fund’s sub-advisor’s forecast of the direction of interest rates might be incorrect. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. A Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

•	Investment Grade Debt Securities and High Yield (“Junk”) Bonds

The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated at least Baa by Moody’s Investor Services, Inc. or BBB by Standard & Poor’s Ratings Service (nationally recognized statistical ratings organizations), or, if unrated, are determined to be of the same quality by the sub-advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

The Funds may invest in high yield (“junk”) bonds. High yield bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Each Fund does not anticipate investing more than 5% of its assets in high yield bonds.

47

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

•	Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price. The Forward Emerald Growth Fund may not invest in warrants.

•	When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds’ custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

•	Lending of Portfolio Securities

In order to generate additional income, each of the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

•	Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements.

Please review the SAI if you wish to know more about these types of securities and their associated risks.

48

ADDITIONAL INVESTMENT STRATEGIES FOR THE SIERRA CLUB STOCK FUND

•	Summary of Environmental and Social Guidelines

The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth’s ecosystems and resources. The environmental and social guidelines for the Sierra Club Stock Fund were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.

By not investing in such companies, we all can show our desire to:

•	Protect the Earth’s natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum, natural gas and timber;

•	Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner;

•	Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats;

•	Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification;

•	Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible;

•	Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production;

•	Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world;

•	Discourage profiteering from members of disadvantaged communities; and.

•	Achieve greater disclosure of, and accountability for, companies’ environmental, social and financial responsibility.

•	Application of Environmental and Social Guidelines

A four-step process is used to identify securities for the Sierra Club Stock Fund’s portfolio. First, Forward Management identifies securities that it believes will help meet the Fund’s investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subjected to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final environmental review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the environmentally qualified potential investment universe for the Sierra Club Stock Fund. At that or a subsequent time, Forward Management can purchase those securities for inclusion in the Sierra Club Stock Fund.

To ensure their continued environmental and social responsibility, both Forward Management and the Sierra Club continually reevaluate the companies in this universe.

49

ADDITIONAL INVESTMENT STRATEGIES FOR THE SIERRA CLUB STOCK FUND

THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by Forward Management.

Forward Management pays out of its own assets an annual fee to the Sierra Club in return for its services in connection with the Sierra Club Funds and for use of the Sierra Club’s trademarks. For more information, see “Investment Advisory and Other Services” in the SAI.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Fund may invest in securities that would not meet these guidelines based on additional information. If Forward Management obtains this information while the Fund still owns the security, the Fund will remove the security from its portfolio within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.

Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management believes sufficient investment opportunities exist to allow the Fund to pursue its investment objective.

•	Proxy Voting and Shareholder Activism

Each year the Sierra Club Stock Fund has the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. Forward Management takes its voting responsibilities seriously and votes proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.

Sierra Club Stock Fund representatives, employed by Forward Management, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Stock Fund may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the corporate accountability and/or behavior to be more consistent with Sierra Club core values. On occasion, Sierra Club Stock Fund representatives work with federal and state legislatures and agencies to affect changes in government regulations to achieve the goals of the Sierra Club.

50

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of the Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. Forward Management directly manages the assets of the Sierra Club Stock Fund, without the use of a sub-advisor, and has delegated this authority to the sub-advisors for the balance of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, and the allocation of assets among sub-advisors for the Forward Legato Fund, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisors and, where applicable, allocating the Funds’ assets, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisors.

51

MANAGEMENT OF THE FUNDS

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund+
Forward Emerald Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Forward Emerald Opportunities Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million
Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion
Forward Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion
Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million
Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

+	Actual advisory fees paid for the fiscal year ended December 31, 2006 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the SAI.

During the most recent fiscal year ended December 31, 2006, Forward Management was paid advisory fees (net of waivers), as shown below, as a percentage of average daily net assets for the following Funds:

Fund+	Advisory Fee
Forward Emerald Banking and Finance Fund	0.94%
Forward Emerald Growth Fund	0.75%
Forward Emerald Opportunities Fund	1.00%
Forward Hoover Small Cap Equity Fund	1.05%
Forward International Small Companies Fund	1.00%
Forward Legato Fund	1.00%
Sierra Club Stock Fund	0.85%

+	The Forward Large Cap Equity Fund commenced operations on October 31, 2006 and therefore does not have a full fiscal year of advisory fee payments to Forward Management.

52

MANAGEMENT OF THE FUNDS

The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the Sierra Club Stock Fund, which it directly manages. Daily investment decisions are made by Forward Management for the Sierra Club Stock Fund and by the respective sub-advisor(s) for each other Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “Sub-Advisors.”

A discussion regarding the basis for the Board of Trustees approving the investment advisory and investment sub-advisory contracts of the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2006.

The portfolio manager for the Sierra Club Stock Fund is Jim O’Donnell, CFA. Mr. O’Donnell is the Chief Administrative Officer of Forward Management and has held this position since July 2006. From September 2001 to October 2002 and from February 2004 to May 2006, Mr. O’Donnell was an Analyst with Meisenbach Capital, conducting fundamental and financial analysis for a hedge fund portfolio. Between November 2002 and February 2004, Mr. O’Donnell was a consultant with Rainmaker Alliance, consulting with venture capital and start-up firms on financial models, projections and business strategy. From April 1993 to August 2001, Mr. O’Donnell was a Portfolio Manager for Nicholas-Applegate Capital Management, responsible for stock selection and financial analysis for large cap, mid cap and small cap portfolios. Mr. O’Donnell is a Chartered Financial Analyst and holds an MBA. Mr. O’Donnell became the Portfolio Manager for the Fund in May 2007.

SUB-ADVISORS

Except for the Sierra Club Stock Fund, the sub-advisor(s) for each Fund manage the assets of the Fund and make decisions with respect to, and place orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of Trustees of the Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

•	Forward Large Cap Equity Fund

Forward Management has engaged the services of Affinity Investment Advisors, LLC (“Affinity”) to act as sub-advisor for the Forward Large Cap Equity Fund. Affinity is located at 18191 Von Karman Avenue, Suite 420, Irvine, CA 92612. As of December 31, 2006, Affinity had assets under management of $445.8 million. Gregory R. Lai and Jordan Floriani are responsible for the day-to-day management of the Fund.

Gregory R. Lai, CFA, Managing Director of Affinity, is the Senior Portfolio Manager for the Fund. Mr. Lai has managed the Fund since its inception and has primary and final responsibility with respect to investment decisions made for the Fund. Mr. Lai founded Affinity in June 1992. Since founding Affinity, Mr. Lai’s responsibilities have included security selection, portfolio construction, quantitative and fundamental research, trading

53

MANAGEMENT OF THE FUNDS

and risk analysis. Prior to founding Affinity, Mr. Lai was a Portfolio Manager and Quantitative Analyst at Pacific Investment Management Company (PIMCO). Mr. Lai received a B.S. from the University of California, Los Angeles and an M.B.A. from the University of California, Irvine.

Jordan Floriani, CFA, Vice President of Affinity, is the Associate Portfolio Manager for the Fund. Ms. Floriani has managed the Fund since its inception. She assists in implementing portfolio investment decisions and supports the Senior Portfolio Manager in managing day-to-day trading, portfolio analytics and fundamental research for the Fund. Ms. Floriani joined Affinity in January 2002 and held the positions of Portfolio Administrator and Portfolio/Research Specialist. Ms. Floriani became an Associate Portfolio Manager in January 2005. Since joining at Affinity, Ms. Floriani has provided support in the areas of securities selection, portfolio construction, quantitative and fundamental research, trading and risk analysis, in addition to primary responsibility for portfolio administration and proxy voting. Ms. Floriani holds a B.S. in Business Administration from the University of Southern California.

•	Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund

Forward Management has engaged the services of Emerald Mutual Fund Advisers Trust (“Emerald”) to act as sub-advisor to the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. Emerald was organized as a Delaware statutory trust on March 17, 2005. Emerald is located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment advisor to these Funds, and is located at the same address as that of Emerald. As of December 31, 2006, Emerald Advisers, Inc. had approximately $2.6 billion in assets under management. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies.

The Forward Emerald Growth Fund is team managed. All investment decisions are made by the team. The persons responsible for the day-to-day management of the Fund’s portfolio and their areas of responsibility are:

Kenneth G. Mertz II, CFA. Mr. Mertz is President of Emerald Mutual Fund Advisers Trust. Mr. Mertz has managed the Forward Emerald Growth Fund since it began operating on October 1, 1992 and managed the Forward Emerald Opportunities Fund from its inception date until May 2005. Before managing the Forward Emerald Mutual Funds, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System.

Stacey L. Sears. Ms. Sears is Senior Vice President of Emerald Advisers, Inc. and Vice President of Emerald Mutual Fund Advisers Trust. Ms. Sears has managed the Forward Emerald Growth Fund since January 2002. Ms. Sears was employed by the sub-advisor’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst and Assistant Director of Research. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager and was named the portfolio manager of the Forward Emerald Growth Fund.

Joseph W. Garner. Mr. Garner is the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., a position he has held since January

54

MANAGEMENT OF THE FUNDS

1995. Mr. Garner has been employed by Emerald Advisers, Inc. since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A. Mr. Garner became a portfolio manager of the Forward Emerald Growth Fund in May 2006.

The Forward Emerald Banking and Finance Fund is managed by Kenneth G. Mertz II, CFA, whose biographical information appears above. He has managed the Forward Emerald Banking and Finance Fund since its inception.

The Forward Emerald Opportunities Fund is managed by Joseph E. Besecker and the co-portfolio manager is Joseph W. Garner. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc. Mr. Besecker has been primarily responsible for the management of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. Mr. Besecker has over nineteen years experience in the money management business. Mr. Garner’s biographical information appears above. Mr. Garner became co-portfolio manager of the Forward Emerald Opportunities Fund in May 2006.

•	Forward Hoover Small Cap Equity Fund

Forward Management has engaged in the services of Hoover Investment Management Co., LLC (“Hoover”) to act as sub-advisor for the Forward Hoover Small Cap Equity Fund. Hoover is located at 600 California Street, Suite 550, San Francisco, California 94108. As of December 31, 2006, Hoover had $1.822 billion of assets under management. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund’s Chief Investment Officer. Ms. Hoover is the managing member of Hoover and has over 28 years of investment management experience. Ms. Hoover has managed the Forward Hoover Small Cap Equity Fund since October 1998. From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

•	Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Small Companies Fund. PAM was established in 1980 and is the institutional business division of Pictet & Cie, which includes all of the operating subsidiaries and divisions of Pictet & Cie that carry on institutional asset management. PAM manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805.

As of December 31, 2006, PAM had approximately $100 billion of assets under management, and Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

55

MANAGEMENT OF THE FUNDS

The Forward International Small Companies Fund is team managed. All investment management decisions are made by the team. The team members are:

Aylin Suntay, Head and Senior Investment Manager, Small Cap Equities Team. Ms. Suntay joined PAM in 2001. She has served in her current position as PAM’s Business Unit Head and is a Senior Investment Manager in the Small Capitalization Equities Team since September 2006. From February 2006 through November 2006, she served as Senior Investment Manager in PAM’s sector teams and EAFE Team. From September 2002 through September 2006, she was a Senior Investment Manager in PAM’s sector teams. From January 2002 through August 2002, Ms. Suntay was Technology Investment Manager for Specialist Equities. Between 1999-2001, before joining PAM, she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001. Ms. Suntay worked for Nicholas Applegate Capital Management as a Portfolio Manager in Emerging Markets in California, USA and London, UK. Before Applegate, Ms. Suntay spent four years with Global Securities in Istanbul, Turkey as an equity analyst. Ms. Suntay holds a BSc in Economics from Istanbul University and a Masters in Finance from the London Business School. Ms. Suntay has managed the Forward International Small Companies Fund since September 2006.

Justin Hill, Senior Investment Manager. Mr. Hill joined PAM in 2001 as a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK and Asia Small Cap markets. Before joining PAM, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St Hugh’s College, Oxford and is a member of the Institute of Chartered Accountants. Mr. Hill has managed the Forward International Small Companies Fund since 2001.

Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined PAM in 1995 as an Investment Manager in the Specialist Equities Team, responsible for Japan and the Asia-Pacific region. He became a Senior Investment Manager in 1996. His responsibilities cover equity strategy, stock selection and research, as well as asset allocation. Before joining PAM he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia. Mr. McLaughlin has managed the Forward International Small Companies Fund since 1996.

Oliver Knobloch, Senior Investment Manager. Mr. Knobloch joined Pictet & Cie in 1993 and PAM in 2002. Mr. Knobloch has served in his current position as Senior Investment Manager, Specialist Equities in the Small Capitalization Equities Team since September 2006. From September 2002 through September 2006, he served as Senior Investment Manager in PAM’s Sector Teams. From January 2002 through September 2002, he served as an Analyst and Fund Manager—Technology Specialist, Private Banking. In addition, Mr. Knobloch managed the PF-Telecom Fund before he took his current position in September 2006. Before joining PAM, Mr. Knobloch was a sell-side analyst following the European Engineering sector at Credit Suisse in Zurich. Before that, he spent three years at SBC in Basel as a sell-side analyst for the Swiss machinery and watch sector. Mr. Knobloch holds a Masters degree in Economics and a CFPI. Mr. Knobloch has managed the Forward International Small Companies Fund since September 2006.

56

MANAGEMENT OF THE FUNDS

Nicolas Faure, Investment Manager. Nicolas Faure joined PAM in 2006 as an Investment Manager in the Small Cap Equities Team, responsible for France, Belgium and the Netherlands. Before joining PAM, he spent two years as a fund manager/analyst for the European Midcap fund at Pascal Advisers S.A. and three years for Crédit Lyonnais Securities Midcaps S.A. in France as a sell-side analyst focusing on midcap companies. Mr. Faure holds a Master’s degree in Finance from Ecole Supérieure de Commerce de Lyon. Mr. Faure has managed the Forward International Small Companies Fund since May 2007.

•	Forward Legato Fund

Investments in the Fund are allocated among three sub-advisors. Each sub-advisor employs its own investment approach and independently manages its portion of the Fund. The sub-advisors manage roughly equal portions of the Forward Legato Fund’s assets. A team of professional portfolio managers employed by each sub-advisor makes investment decisions for the Fund.

Netols Asset Management Inc. (“NAM”) serves as one of the sub-advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, WI 53092. As of December 31, 2006, NAM had assets under management of $471 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding Netols Asset Management, Mr. Netols was a Portfolio Manager for Putnam Investments. Mr. Netols has managed the portion of the Forward Legato Fund that NAM manages since its inception on April 1, 2005.

Conestoga Capital Advisors, LLC (“CCA”) serves as one of the sub-advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2006, CCA had assets under management of $271.5 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. Messrs. Martindale and Mitchell share joint responsibility for management of the Fund. Each manager is responsible for analysis of certain securities, and buy and sell decisions are made on a unanimous basis. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001. Messrs. Martindale and Mitchell have managed the portion of the Forward Legato Fund that CCA manages since its inception on April 1, 2005.

Riverbridge Partners, LLC (“Riverbridge”) serves as one of the sub-advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2006, Riverbridge had assets under management of $943 million. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton,

57

MANAGEMENT OF THE FUNDS

CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA, joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for Riverbridge’s institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors. David A. Webb, CFA, is responsible for securities analysis across all industry sectors. Mr. Webb joined Riverbridge in May 2004 as an Investment Intern while a full-time MBA student at the Carlson School of Management at University of Minnesota. From January 2000 to August 2003, Mr. Webb was an equity research analyst for Robert W. Baird & Company. Messrs. Moulton, Thompson, Feick and Dobrzynski have managed the portion of the Forward Legato Fund that Riverbridge manages since its inception on April 1, 2005. Mr. Webb began managing Riverbridge’s portion of the Forward Legato Fund in May 2006. Each member of the Riverbridge investment team, with the exception of Mr. Webb, is responsible for both research and portfolio management functions. Mr. Webb is solely responsible for securities analysis.

HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Forward Funds’ Board of Trustees and shareholders of certain of the Funds have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of each of the Forward Funds, except with respect to the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the Investment Company Act of 1940 (the “1940 Act”) or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

58

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for each Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of a Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable redemption fee and/or contingent deferred sales charge (“CDSC”). The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of

59

VALUATION OF SHARES

Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that a Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as

60

VALUATION OF SHARES

provided by a pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of a Fund’s securities may be determined through the use of a statistical research service or other calculation methodology. Forward Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount a Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because a Fund may invest in below investment grade securities and securities of small capitalization companies, which may be infrequently traded and therefore relatively illiquid, and foreign securities, the valuation of which may not take place contemporaneously with the calculation of the Fund’s NAV, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, a Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

61

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor.

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. To obtain an Account Application, call (800) 999-6809 or download one from www.forwardfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

After you have opened an account, you can make subsequent purchases of shares of Forward Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

Minimum Initial Investment Amount:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$ 500 for Automatic Investment Plan accounts
•	$4,000 for all other accounts

Subsequent investments for each Fund must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

62

PURCHASING SHARES

SHARE CLASSES

In this Prospectus, each Fund offers Class A shares and the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund offer Class C shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Certain of the Funds contained in this Prospectus may also offer additional classes of shares pursuant to separate Prospectuses. Information on such other share classes can be requested by calling (800) 999-6809. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class; and
•	Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

SALES CHARGES

•	Class A Shares

The maximum sales charge on the purchase of Class A shares is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price )
Dollar Amount Invested	Offering Price	NAV
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999.99	5.00%	5.26%	4.25%
$50,000 to $99,999.99	4.50%	4.71%	3.75%
$100,000 to $249,999.99	3.50%	3.63%	2.75%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000 & Above	0.00%	0.00%	up to 0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The

63

PURCHASING SHARES

Funds will use the first-in, first-out (FIFO) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2006 would be subject to the CDSC if they were redeemed on or prior to June 1, 2008. On or after June 2, 2008, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Class C Shares

There is no sales charge on the purchase of Class C shares. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Funds because the distribution and service fee for the Class C shares is higher than the distribution fee for the Class A shares.

The Funds’ Distributor pays 1.00% of the amount invested to financial intermediaries who sell Class C shares of the Funds. Investors purchasing Class C shares pay a contingent deferred sales charge (“CDSC”) of 1% if such shares are held for less than two years. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the Funds’ Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Funds will use the first-in, first-out (FIFO) method to determine the two-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than two years, using the anniversary date of a transaction to determine the “two year” mark. As an example, shares purchased on December 1, 2006 would be subject to the CDSC if they were redeemed on or prior to December 1, 2008. On or after December 2, 2008, they would not be subject to the CDSC.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay

64

PURCHASING SHARES

a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3.	Letter of Intent. Inform the Funds that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Funds or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

65

PURCHASING SHARES

•	Reinstatement Privilege

An investor who has sold Class A shares of the Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds, except the Forward Long/Short Credit Analysis Fund or any future Fund that restricts purchase to “qualified investors,” within 120 days of the sale, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

•	Waiver of Initial Sales Charges

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.
•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.
•	Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.
•	Advisory accounts managed by registered investment advisers or bank trust departments.
•	Employees of designated asset management firms, other service providers, and their affiliates.
•	Immediate family members of all such persons as described above.
•	Certain qualified plans, including pension funds, endowments, and other institutional funds.
•	Financial intermediary supermarkets and fee-based platforms.

•	Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

66

PURCHASING SHARES

•

Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $100.
•	Redemptions made by ReFlow.
•	Redemptions in cases of natural disaster affecting shareholders.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999 - 6809 for additional information.

EXCHANGE PRIVILEGE

You can exchange your Class A and Class C shares of any Forward Fund with a money market fund or for shares of the same class of any of the other Forward Funds except for the Forward Long/Short Credit Analysis Fund or any future Fund that restricts purchase to “qualified investors.” Please check with Forward Funds to determine which money market funds are available.

There are generally no fees for exchanges. However, if you exchange your shares of any Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. For the Sierra Club Stock Fund, the 2.00% redemption fee will be charged on exchanges made 60 days or less after the purchase date until July 1, 2007; on and after that date the redemption fee will be charged on exchanges made 180 days or less after the purchase date. In addition, Forward Funds may suspend a shareholder’s exchange privilege if, in the judgement of Forward Management, the shareholder’s exchange activity indicates frequent trading of market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in this Prospectus.

Before you decide to exchange shares, you should read the Prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

67

PURCHASING SHARES

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders, and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an

68

PURCHASING SHARES

account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the

69

PURCHASING SHARES

minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

70

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC and/or redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

SHORT-TERM REDEMPTION FEE

If you sell or exchange your shares of any Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. For the Sierra Club Stock Fund, the 2.00% redemption fee will be charged on sales and exchanges made 60 days or less after the purchase date until July 1, 2007; on and after that date the redemption fee will be charged on exchanges made 180 days or less after the purchase date. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan or for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares. The redemption fee may not apply in certain other circumstances, including the death or disability of a shareholder. The investment advisor may waive the redemption fee on a case-by-case basis where collection of the fee is impractical, such as for pension funds, retirement plans and other shareholders investing through omnibus accounts, where the short-term holding period is the result of the shareholder’s plan for periodic rebalancing of assets, or in cases of natural disaster affecting shareholders; although the investment advisor reserves the right to impose the redemption fees on shares held by such shareholders at any time if warranted by the cost to the Fund of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, the sub-advisors, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders

71

REDEEMING SHARES

within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals.

•	Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed

72

REDEEMING SHARES

generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission (“SEC”) orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

73

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders. For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction cost and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $100,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management may review trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing fund shares transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such Funds’ procedures.

While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

74

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each a “Plan”) for the Class A shares of the Forward Hoover Small Cap Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Large Cap Equity Fund and Sierra Club Stock Fund and for the Class A shares and Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Opportunities Fund which allow the Funds to pay for the sale and distribution of their shares.

Under the Plans, each Fund except the Forward Emerald Opportunities Fund may pay one or more persons or entities a fee at the annual rate of 0.35% of the average daily net assets of the Fund attributable to its Class A shares for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A shares of the Fund. Under the Plan for the Forward Emerald Opportunities Fund, the Fund may pay one or more persons or entities for the distribution of its shares at an annual rate of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund.

Under the Plan for the Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund, the Fund may pay one or more persons or entities for the distribution of its Class C shares at an annual rate of up to 0.75% of the average daily net assets attributable to the Class C shares of each Fund.

The Plan for the Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund additionally allows the Funds to pay a service fee to the Distributor for payment to dealers or others, or directly to others, in an amount not to exceed 0.25% per annum of the average daily net assets of the Class C shares of the Fund. The service fee is used to pay broker-dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining accounts for customers in Class C shares.

In addition, Forward Funds has adopted a Shareholder Services Plan with respect to the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Large Cap Equity Fund and Sierra Club Stock Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares of a Fund.

Because these fees are paid out of assets attributable to each Fund’s Class A shares and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Forward Management may, out of its own resources (that may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Funds or make them available to their customers. You may ask your financial intermediary for more information about these payments.

75

DIVIDENDS AND TAXES

The Funds expect to declare and pay dividends of net investment income and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

76

DIVIDENDS AND TAXES

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

Each Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

77

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com and additionally discloses the portfolio holdings of the Sierra Club Stock Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of the Forward Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Forward Funds’ shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

78

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance and other financial information for the last five years of the Funds’ operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investment in each Fund increased (or lost) assuming reinvestment of all dividends and distributions. Information for the fiscal years ended December 31, 2002 through and including 2006 has been audited by PricewaterhouseCoopers, LLP whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which was filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0001193125-07-050725) and is available upon request.

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund are successor mutual funds to previously operational funds (the “Predecessor Forward Funds”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation.

The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund (the “Predecessor Emerald Funds”) were previously organized as series of a separate legal entity called the HomeState Group (the “Predecessor Trust”), a Pennsylvania common law trust. The Predecessor Emerald Funds were reorganized into newly organized series of the Trust effective May 1, 2005, pursuant to an Agreement and Plan of Reorganization, and the Predecessor Forward Funds were reorganized into newly organized series of the Trust effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization. For the period ending April 30, 2005, the financial highlights tables for the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund relate to the Predecessor Emerald Funds. For the period ending June 30, 2005, the financial highlights tables for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund relate to the Predecessor Forward Funds.

Additional information about the Funds’ investments will be available in the Fund’s annual and semi-annual reports to shareholders when they are prepared.

79

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented.

Forward Large Cap Equity Fund - Class A
Period Ended December 31, 2006(a)

Net asset value, beginning of period	$10.00
Income/(loss) from operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.42

Less distributions:
From investment income	(0.02)

Total distributions	(0.02)

Redemption fees added to paid in capital	—

Net increase in net asset value	0.40

Net asset value, end of period	$10.40

Total Return(b)	4.24%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$10,425
Ratios to average net assets:
Net investment income including reimbursement/waiver	1.44%(d)
Operating expenses including reimbursement/waiver	1.35%(d)
Operating expenses excluding reimbursement/waiver	1.84%(d)
Portfolio turnover rate	0%(c)

(a)	The Fund began offering Class A shares on October 31, 2006.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

80

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Growth Fund - Class A
	Year Ended December 31, 2006	Six Months Ended December 31, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002

Net asset value, beginning of period	$13.57	$12.98	$13.02	$10.21	$10.26	$12.50
Income/(loss) from operations:
Net investment loss	(0.14)	(0.07)(a)	(0.16)(a)	(0.17)(a)	(0.10)(a)	(0.10)(a)
Net realized and unrealized gain/(loss) on investments	1.86	1.38	0.43	2.98	0.05	(2.14)

Total from investment operations	1.72	1.31	0.27	2.81	(0.05)	(2.24)

Less distributions:
From capital gains	(1.39)	(0.72)	(0.31)	0.00	0.00	0.00

Total distributions	(1.39)	(0.72)	(0.31)	0.00	0.00	0.00

Redemption fees added to paid in capital	0.00(b)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.33	0.59	(0.04)	2.81	(0.05)	(2.24)

Net asset value, end of period	$13.90	$13.57	$12.98	$13.02	$10.21	$10.26

Total Return(c)	12.56%	10.21%(d)	2.48%	27.52%	(0.49)%	(17.92)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$177,429	$158,056	$145,193	$112,354	$78,060	$82,805
Ratios to average net assets:
Net investment loss	(1.05)%	(1.08)%(e)	(1.31)%	(1.34)%	(1.14)%	(0.88)%
Operating expenses	1.40%	1.40%(e)	1.63%	1.57%	1.73%	1.62%
Portfolio turnover rate	84%	34%(d)	73%	62%	79%	61%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

81

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Growth Fund - Class C
	Year Ended December 31, 2006	Six Months Ended December 31, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002

Net asset value, beginning of period	$13.06	$12.56	$12.70	$10.02	$10.14	$12.43
Income/(loss) from operations:
Net investment loss	(0.24)	(0.11)(a)	(0.23)(a)	(0.25)(a)	(0.16)(a)	(0.17)(a)
Net realized and unrealized gain/(loss) on investments	1.87	1.33	0.40	2.93	0.04	(2.12)

Total from investment operations	1.63	1.22	0.17	2.68	(0.12)	(2.29)

Less distributions:
From capital gains	(1.39)	(0.72)	(0.31)	0.00	0.00	0.00

Total distributions	(1.39)	(0.72)	(0.31)	0.00	0.00	0.00

Redemption fees added to paid in capital	0.00(b)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.24	0.50	(0.14)	2.68	(0.12)	(2.29)

Net asset value, end of period	$13.30	$13.06	$12.56	$12.70	$10.02	$10.14

Total Return(c)	12.36%	9.82%(d)	1.74%	26.75%	(1.18)%	(18.42)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$10,617	$11,287	$11,498	$13,311	$4,905	$3,505
Ratios to average net assets:
Net investment loss	(1.72)%	(1.73)%(e)	(1.94)%	(1.99)%	(1.81)%	(1.53)%
Operating expenses	2.07%	2.04%(e)	2.28%	2.22%	2.39%	2.27%
Portfolio turnover rate	84%	34%(d)	73%	62%	79%	61%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

82

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund - Class A
	Year Ended December 31, 2006	Period Ended December 31, 2005(a)

Net asset value, beginning of period	$19.41	$17.13
Income/(loss) from operations:
Net investment loss	(0.22)	(0.10)
Net realized and unrealized gain on investments	2.02	3.20

Total from investment operations	1.80	3.10

Less distributions:
From capital gains	(0.75)	(0.82)

Total distributions	(0.75)	(0.82)

Redemption fees added to paid in capital	0.03	—(b)

Net increase in net asset value	1.08	2.28

Net asset value, end of period	$20.49	$19.41

Total Return(c)	9.39%	18.13%(d)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$14,379	$23,090
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.71)%	(0.82)%(e)
Operating expenses including reimbursement/waiver	1.59%	1.69%(e)(f)
Operating expenses excluding reimbursement/waiver	1.59%	1.92%(e)
Portfolio turnover rate	210%	181%(g)

(a)	The Fund began offering Class A shares on May 2, 2005.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

83

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Legato Fund - Class A
	Year Ended December 31, 2006	Period Ended December 31, 2005(a)

Net asset value, beginning of period	$11.30	$10.00
Income/(loss) from operations:
Net investment loss	(0.12)	(0.10)
Net realized and unrealized gain on investments	1.21	1.43

Total from investment operations	1.09	1.33

Less distributions:
From capital gains	(0.20)	(0.03)

Total distributions	(0.20)	(0.03)

Net increase in net asset value	0.89	1.30

Net asset value, end of period	$12.19	$11.30

Total Return(b)	9.69%	13.34%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$8,991	$6,876
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(1.03)%	(1.25)%(d)
Operating expenses including reimbursement/waiver	1.78%(e)	1.89%(d)
Operating expenses excluding reimbursement/waiver	1.95%	3.53%(d)
Portfolio turnover rate	36%	28%(c)

(a)	The Fund commenced operations on April 1, 2005.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

84

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Banking and Finance Fund - Class A
	Year Ended December 31, 2006	Six Months Ended December 31, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002

Net asset value, beginning of period	$27.61	$27.99	$25.74	$19.89	$18.36	$15.55
Income/(loss) from operations:
Net investment income/(loss)	(0.04)	(0.01)(a)	(0.06)(a)	(0.03)(a)	0.03(a)	0.05(a)
Net realized and unrealized gain on investments	2.78	1.49	3.30	6.07	1.84	3.01

Total from investment operations	2.74	1.48	3.24	6.04	1.87	3.06

Less distributions:
From net investment income	0.00	0.00	0.00	(0.01)	0.00	(0.08)
From capital gains	(1.54)	(1.86)	(0.99)	(0.18)	(0.34)	(0.17)

Total distributions	(1.54)	(1.86)	(0.99)	(0.19)	(0.34)	(0.25)

Redemption fees added to paid in capital	—(b)	—	—	—	—	—

Net increase/(decrease) in net asset value	1.20	(0.38)	2.25	5.85	1.53	2.81

Net asset value, end of period	$28.81	$27.61	$27.99	$25.74	$19.89	$18.36

Total Return(c)	9.94%	5.31%(d)	13.12%	30.53%	10.46%	19.96%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$164,164	$184,550	$183,556	$133,136	$59,565	$34,933
Ratios to average net assets:
Net investment income/(loss) excluding reimbursement/waiver	(0.13)%	(0.10)%(e)	(0.23)%	(0.13)%	0.20%	0.28%
Operating expenses excluding reimbursement/waiver	1.62%	1.57%(e)	1.80%	1.74%	1.97%	2.26%
Portfolio turnover rate	34%	15%(d)	25%	29%	47%	27%

(a)	Per share amounts calculated based on the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not annualized.
(e)	Annualized.

85

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Banking and Finance Fund - Class C
	Year Ended December 31, 2006	Six Months Ended December 31, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002

Net asset value, beginning of period	$26.73	$27.23	$25.23	$19.62	$18.24	$15.47
Income/(loss) from operations:
Net investment loss	(0.22)	(0.10)(a)	(0.23)(a)	(0.18)(a)	(0.08)(a)	(0.06)(a)
Net realized and unrealized gain on investments	2.74	1.46	3.22	5.97	1.80	3.00

Total from investment operations	2.52	1.36	2.99	5.79	1.72	2.94

Less distributions:
From capital gains	(1.54)	(1.86)	(0.99)	(0.18)	(0.34)	(0.17)

Total distributions	(1.54)	(1.86)	(0.99)	(0.18)	(0.34)	(0.17)

Redemption fees added to paid in capital	—(b)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.98	(0.50)	2.00	5.61	1.38	2.77

Net asset value, end of period	$27.71	$26.73	$27.23	$25.23	$19.62	$18.24

Total Return(c)	9.44%	5.01%(d)	12.37%	29.68%	9.69%	19.22%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$111,868	$112,774	$107,804	$88,249	$27,482	$6,210
Ratios to average net assets:
Net investment loss excluding reimbursement/waiver	(0.79)%	(0.75)%(e)	(0.88)%	(0.77)%	(0.43)%	(0.37)%
Operating expenses excluding reimbursement/waiver	2.27%	2.22%(e)	2.45%	2.39%	2.66%	2.91%
Portfolio turnover rate	34%	15%(d)	25%	29%	47%	27%

(a)	Per share amounts calculated based on the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not annualized.
(e)	Annualized.

86

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Opportunities Fund - Class A
	Year Ended December 31, 2006	Six Months Ended December 31, 2005(a)	Year Ended June 30, 2005(a)	Year Ended June 30, 2004(a)	Year Ended June 30, 2003(a)	Year Ended June 30, 2002(a)

Net asset value, beginning of period	$8.39	$7.03	$7.13	$5.64	$5.38	$12.15
Income/(loss) from operations:
Net investment loss	(0.07)	(0.08)(b)	(0.17)(b)	(0.19)(b)	(0.12)(b)	(0.20)(b)
Net realized and unrealized gain/(loss) on investments	0.89	1.44	0.07	1.68	0.38	(6.15)

Total from investment operations	0.82	1.36	(0.10)	1.49	0.26	(6.35)

Less distributions:
From capital gains	—	—	—	—	—	(0.42)

Total distributions	—	—	—	—	—	(0.42)

Redemption fees added to paid in capital	—(c)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.82	1.36	(0.10)	1.49	0.26	(6.77)

Net asset value, end of period	$9.21	$8.39	$7.03	$7.13	$5.64	$5.38

Total Return(d)	9.77%	19.35%(e)	(1.40)%	26.42%	4.83%	(53.76)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$9,026	$6,004	$2,793	$3,202	$2,572	$3,132
Ratios to average net assets (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.85)%	(2.15)%(f)	(2.62)%	(2.65)%	(2.69)%	(2.50)%
Net investment loss excluding reimbursement/waiver	(1.12)%	(2.56)%(f)	(2.76)%	(2.67)%	(4.78)%	(4.26)%
Operating expenses including reimbursement/waiver	2.28%(g)	2.73%(f)	2.76%	2.74%	2.90%	2.90%
Operating expenses excluding reimbursement/waiver	2.56%	3.14%(f)	2.90%	2.75%	4.99%	4.66%
Ratios to average net assets (including dividends on short sales expense):
Operating expenses including reimbursement/waiver	2.31%(g)	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Operating expenses excluding reimbursement/waiver	2.58%	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Portfolio turnover rate	380%	156%(e)	189%	65%	151%	249%

(a)

Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.01 per share.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective May 1, 2006, the net expense limitation changed from 2.90% to 1.99%.
(h)	Not applicable, no dividends on short sales expense.

87

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Opportunities Fund - Class C
	Year Ended December 31, 2006	Six Months Ended December 31, 2005(a)	Year Ended June 30, 2005(a)	Year Ended June 30, 2004(a)	Year Ended June 30, 2003(a)	Year Ended June 30, 2002(a)

Net asset value, beginning of period	$8.18	$6.87	$7.00	$5.56	$5.33	$12.10
Income/(loss) from operations:
Net investment loss	(0.08)	(0.10)(b)	(0.20)(b)	(0.22)(b)	(0.15)(b)	(0.24)(b)
Net realized and unrealized gain/(loss) on investments	0.83	1.41	0.07	1.66	0.38	(6.11)

Total from investment operations	0.75	1.31	(0.13)	1.44	0.23	(6.35)

Less distributions:
From capital gains	—	—	—	—	—	(0.42)

Total distributions	—	—	—	—	—	(0.42)

Redemption fees added to paid in capital	—(c)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.75	1.31	(0.13)	1.44	0.23	(6.77)

Net asset value, end of period	$8.93	$8.18	$6.87	$7.00	$5.56	$5.33

Total Return(d)	9.17%	19.07%(e)	(1.86)%	25.90%	4.32%	(53.99)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$2,729	$820	$388	$518	$201	$89
Ratios to average net assets (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.16)%	(2.64)%(f)	(3.11)%	(3.15)%	(3.19)%	(3.00)%
Net investment loss excluding reimbursement/waiver	(1.37)%	(3.05)%(f)	(3.24)%	(3.17)%	(5.28)%	(4.76)%
Operating expenses including reimbursement/waiver	2.67%(g)	3.22%(f)	3.26%	3.24%	3.40%	3.40%
Operating expenses excluding reimbursement/waiver	2.87%	3.63%(f)	3.40%	3.25%	5.49%	5.16%
Ratios to average net assets (including dividends on short sales expense):
Operating expenses including reimbursement/waiver	2.69%(g)	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Operating expenses excluding reimbursement/waiver	2.90%	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Portfolio turnover rate	380%	156%(e)	189%	65%	151%	249%

(a)

Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b)	Per share amounts calculated based on the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective May 1, 2006, the net expense limitation changed from 3.40% to 2.49%.
(h)	Not applicable, no dividends on short sales expense.

88

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward International Small Companies Fund - Class A
	Year Ended December 31, 2006	Period Ended December 31, 2005(a)

Net asset value, beginning of period	$15.06	$13.13
Income/(loss) from operations:
Net investment income	0.18	0.13(b)
Net realized and unrealized gain on investments	4.23	2.90

Total from investment operations	4.41	3.03

Less distributions:
From investment income	(0.01)	(0.08)
From capital gains	(0.54)	(1.02)

Total distributions	(0.55)	(1.10)

Redemption fees added to paid in capital	0.03	—(c)

Net increase in net asset value	3.89	1.93

Net asset value, end of period	$18.95	$15.06

Total Return(d)	29.55%	23.78%(e)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$3,416	$5,065
Ratios to average net assets:
Net investment income including reimbursement/waiver	0.71%	0.51%(f)
Operating expenses including reimbursement/waiver	1.47%(g)	1.78%(f)
Operating expenses excluding reimbursement/waiver	1.48%	1.82%(f)
Portfolio turnover rate	75%	91%(h)

(a)	The Fund began offering Class A shares on May 2, 2005.
(b)	Per share numbers have been calculated using the average share method.
(c)	Amount represents less than $0.01 per share.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

89

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Sierra Club Stock Fund - Class A
	Year Ended December 31, 2006	Period Ended December 31, 2005(a)

Net asset value, beginning of period	$11.92	$10.78
Income/(loss) from operations:
Net investment income/(loss)	0.01	(0.05)
Net realized and unrealized gain on investments	0.91	1.49

Total from investment operations	0.92	1.44

Less distributions:
From net investment income	(0.01)	—
From capital gains	(1.16)	(0.30)

Total distributions	(1.17)	(0.30)

Redemption fees added to paid in capital	— (b)	— (b)

Net increase/(decrease) in net asset value	(0.25)	1.14

Net asset value, end of period	$11.67	$11.92

Total Return(c)	7.85%	13.39%(d)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$11,840	$5,484
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver/custodian fee credits	0.09%	(0.68)%(e)
Operating expenses including reimbursement/waiver/custodian fee credits	1.40%(f)	1.69%(e)
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.53%	2.28%(e)
Portfolio turnover rate	127%	70%(g)

(a)	The Fund began offering Class A shares on May 2, 2005.
(b)	Amount represents less than $0.01 per share.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

90

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

91

FORWARD FUNDS

Forward Large Cap Equity Fund

Forward Emerald Growth Fund

Forward Hoover Small Cap Equity Fund

Forward Legato Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Forward International Small Companies Fund

Sierra Club Stock Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Affinity Investment Advisors, LLC

Forward Large Cap Equity Fund

Emerald Mutual Fund Advisers Trust

Forward Emerald Growth Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Hoover Investment Management Co., LLC

Forward Hoover Small Cap Equity Fund

Netols Asset Management Inc.

Conestoga Capital Advisors, LLC

Riverbridge Partners, LLC

Forward Legato Fund

Pictet Asset Management Limited

Forward International Small Companies Fund

ADMINISTRATOR

ALPS Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Fund Services, Inc.

➢	Forward Large Cap Equity Fund

➢	Forward Emerald Growth Fund

➢	Forward Hoover Small Cap Equity Fund

➢	Forward Legato Fund

➢	Forward Emerald Banking and Finance Fund

➢	Forward Emerald Opportunities Fund

➢	Forward International Small Companies Fund

➢	Sierra Club Stock Fund

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund’s performance, include the Funds’ financial statements, and discuss the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

FWD000838    050108

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Fund and is considered a part of this Prospectus. The SAI also contains a description of the Fund’s policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1.	Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.
Or go to www.forwardfunds.com or www.sierraclubfunds.com and download a free copy.
2.	Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.
3.	Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.
4.	After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

CORE

Forward Large Cap Equity Fund

SMALL CAP

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

ALTERNATIVE

Forward Emerald Opportunities Fund

INTERNATIONAL

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

FORWARD PROGRESSIVE

Forward Progressive Real Estate Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

PROSPECTUS

INVESTOR AND INSTITUTIONAL CLASS

May 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to say otherwise.

Forward Funds, like any other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers three other portfolios and Class A and Class C shares of certain of the Forward Funds by separate Prospectuses, which are available upon request.

FORWARD LARGE CAP EQUITY FUND

OBJECTIVE

The Forward Large Cap Equity Fund seeks to achieve high total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH LARGE MARKET CAPITALIZATIONS

The Forward Large Cap Equity Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock, and securities convertible into common or preferred stock, of companies that have large capitalizations. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. For purposes of the Fund, large capitalization companies include any company with a market capitalization equal to or greater than $5 billion.

The Fund will invest primarily in the equity securities of companies organized or primarily located in the United States. The Fund may invest up to a total of 5% of its net assets, plus borrowings for investment purposes, if any, in the equity securities of companies that are based outside of the United States if the stock of the company is traded on a U.S. stock exchange or through the National Association of Securities Dealers Automated Quotation System.

The sub-advisor employs a disciplined, bottom-up approach to equity investing. Using both quantitative and qualitative analysis, the sub-advisor seeks to identify undervalued stocks with strong earnings momentum, earnings estimate revisions and relative strength.

The sub-advisor monitors a universe of more than 1,500 large cap companies using its proprietary quantitative process. Using a multi-factor discipline, the sub-advisor ranks those stocks based on factors such as valuation, earnings momentum and relative strength. The sub-advisor then focuses its fundamental analysis on the top 25% of the stocks in each sector, selecting 40 to 60 individual stocks for the portfolio that reflect the composition (capitalization, growth rate, beta, style and industry distribution) of the Fund’s benchmark, the S&P 500.

The sub-advisor regularly monitors the portfolio holdings. The sub-advisor will normally sell a stock if its ranking as determined by the sub-advisor drops significantly or if it moves into the bottom quartile of its sector, although the sub-advisor is not required to do so.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LARGE CAP EQUITY FUND?

As with any mutual fund investment, an investment in the Forward Large Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

FORWARD LARGE CAP EQUITY FUND

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

PERFORMANCE HISTORY

The Fund commenced operations on October 31, 2006 and does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Large Cap Equity Fund.

Shareholder Fees

As an investor in Investor or Institutional Class shares of the Fund, generally you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

FORWARD LARGE CAP EQUITY FUND

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees(1)	0.25%	N/A
Shareholder Services Fees(2)	0.10%	0.10%
Other Expenses(3)	0.39%	0.39%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver(4)	-0.30%	-0.30%
Net Expenses	1.24%	0.99%
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Investor Class and Institutional Class shares may be used to pay shareholder servicing fees.
(3)	Other Expenses are based on estimated amounts for the current fiscal year.
(4)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Investor and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.24% and 0.99% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Large Cap Equity Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$126	$101
3 Years	$457	$379

FORWARD HOOVER SMALL CAP EQUITY FUND

OBJECTIVE

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS

The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of small capitalization companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. For purposes of the Fund, small capitalization companies generally are companies with market capitalizations of up to $2.5 billion at the time of initial purchase. However, small capitalization companies may include any company with a market capitalization equal to or less than any company in the Russell 2000 Index at time of purchase so long as the purchase of those securities would not cause the average weighted market capitalization of the Fund to exceed $2.5 billion. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2.5 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

The Fund may also invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign investments and up to 5% of its assets in securities in emerging markets. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any. Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund’s sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry or sector developments.

FORWARD HOOVER SMALL CAP EQUITY FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD HOOVER SMALL CAP EQUITY FUND?

As with any mutual fund investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the

FORWARD HOOVER SMALL CAP EQUITY FUND

Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Investor Class shares of the Forward Hoover Small Cap Equity Fund for the years indicated, together with the best and worst quarters during those years. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Best Quarter - December 31, 2001	22.07%
Worst Quarter - September 30, 2002	-17.88%

FORWARD HOOVER SMALL CAP EQUITY FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Forward Hoover Small Cap Equity Fund Investor Class(1)
Return Before Taxes	9.34%	10.37%	11.50%
Return After Taxes on Distributions(2)(3)	8.65%	9.76%	11.09%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	6.74%	8.92%	10.15%
Russell 2000 Index(4)	18.37%	11.39%	11.20%

Forward Hoover Small Cap Equity Fund Institutional Class(1)
Return Before Taxes	9.63%	N/A	13.00%
Russell 2000 Index(4)	18.37%	N/A	13.60%
(1)	The Fund began offering Investor Class shares on October 1, 1998 and began offering Institutional Class shares on June 6, 2002.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are presented for Investor Class shares. After-tax returns for other classes will vary.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax year 2005. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders for capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD HOOVER SMALL CAP EQUITY FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.05%	1.05%
Distribution (12b-1) Fees(1)	0.25%	N/A
Shareholder Services Fees(2)	0.10%	N/A
Other Expenses	0.31%	0.34%
Total Annual Fund Operating Expenses	1.71%	1.39%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$174	$142
3 Years	$539	$440
5 Years	$928	$760
10 Years	$2,017	$1,667

FORWARD HOOVER MINI-CAP FUND

OBJECTIVE

The Forward Hoover Mini-Cap Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS NO LARGER THAN $1 BILLION

The Forward Hoover Mini-Cap Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowings for investment purposes, if any, in the common stock of companies with market capitalization no larger than $1 billion at the time of initial purchase. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The sub-advisor is not required to sell a stock for which the market capitalization exceeds $1 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better.

There are no limits on the types of equity securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may invest up to 20% of its assets in foreign investments and may invest up to 5% of its net assets plus borrowings for investment purposes, if any, in securities of companies located in emerging markets. The sub-advisor has broad discretion to identify and invest in companies located in countries it considers to qualify as emerging markets. However, an emerging market company will generally be considered to be one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign securities denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any.

Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization.

In making its investments, the Fund’s sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor’s investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector or developments.

FORWARD HOOVER MINI-CAP FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD HOOVER MINI-CAP FUND?

As with any mutual fund investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

FORWARD HOOVER MINI-CAP FUND

PERFORMANCE HISTORY

The following bar chart shows the annual total return of the Investor Class shares of the Forward Hoover Mini-Cap Fund for the years indicated, together with the best and worst quarters during those years. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Best Quarter - June 30, 2003	22.49%
Worst Quarter - June 30, 2006	-8.47%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Forward Hoover Mini-Cap Fund Investor Class(1)
Return Before Taxes	12.44%	20.39%
Return After Taxes on Distributions(2)(3)	11.32%	19.73%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	8.44%	17.63%
Russell 2000 Index(4)	18.37%	21.16%
Forward Hoover Mini-Cap Fund Institutional Class(1)
Return Before Taxes	12.94%	15.81%
Russell 2000 Index(4)	18.37%	17.71%
(1)	The Fund began offering Investor Class shares on January 1, 2003 and began offering Institutional Class shares on August 15, 2003.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2003, 2004 and 2005. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.

FORWARD HOOVER MINI-CAP FUND

(4)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Mini-Cap Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.05%	1.05%
Distribution (12b-1) Fees(1)	0.14%	N/A
Shareholder Services Fees(2)	0.04%	N/A
Other Expenses	0.55%	0.32%
Total Annual Fund Operating Expenses	1.78%	1.37%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay shareholder servicing fees.

FORWARD HOOVER MINI-CAP FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Hoover Mini-Cap Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$181	$139
3 Years	$560	$434
5 Years	$964	$750
10 Years	$2,092	$1,644

FORWARD LEGATO FUND

OBJECTIVE

The Forward Legato Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS NO LARGER THAN $3 BILLION AT THE TIME OF INITIAL PURCHASE

The Forward Legato Fund invests primarily in the equity securities (common and preferred stock and securities convertible into common or preferred stock) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its net assets plus borrowing for investment purposes, if any, in the common stock of companies with market capitalization no larger than $3 billion at the time of initial purchase. The Fund’s sub-advisors are not required to sell a stock for which the market capitalization exceeds $3 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor’s price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company’s fundamentals change or if investment opportunities arise that, in the sub-advisor’s opinion, are better. The Fund may also invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign investments. The Fund will not invest more than 5% of its net assets plus borrowings for investment purposes, if any, in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its net assets plus borrowings for investment purposes, if any.

The Fund employs a “multi-manager” approach whereby portions of the Fund are allocated by the investment advisor to different sub-advisors who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style Investment Managers - emphasize investments in equity securities of companies with above-average earnings growth prospects.

•	Value Style Investment Managers - emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

•	Core Style Investment Managers - emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund’s assets are currently allocated among three sub-advisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment out performance over time. Riverbridge Partners, LLC believes earnings power determines the value of a

FORWARD LEGATO FUND

franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in what the portfolio manager believes to be high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles: 1) invest in well-managed companies capable of growing through multiple business cycles; 2) purchase companies at reasonable valuations relative to their internal growth rates; and 3) permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index. There is no assurance that each sub-advisor will be able to successfully identify securities in accordance with these strategies.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LEGATO FUND?

As with any investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Forward Legato Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.

•	Common Stocks

The Forward Legato Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks.

FORWARD LEGATO FUND

These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

•	Multi-Manager Risk

Although Forward Management, LLC (“Forward Management”) monitors and seeks to coordinate the overall management of the Forward Legato Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

PERFORMANCE HISTORY

The following bar chart shows the annual total return of the Class A shares, which are not offered in this Prospectus, of the Forward Legato Fund for 2006 together with the best and worst quarters during that year. Returns of the Class A shares are shown because Institutional Class shares were not offered during that year. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. The return does not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected the return would be less than that shown. Currently, the annual estimated expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Class A shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing the performance of the Class A shares of the Fund during 2006 and since inception and by showing how the Fund’s average annual returns for one year and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

FORWARD LEGATO FUND

Best Quarter - March 31, 2006	11.33%
Worst Quarter - June 30, 2006	-7.47%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Forward Legato Fund Class A(1)
Return Before Taxes	4.51%	10.13%
Return After Taxes on Distributions(2)(3)	4.12%	9.86%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.15%	8.57%
Russell 2000 Index(4)	18.37%	16.52%
(1)	The Fund began offering Class A shares on April 1, 2005.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax year 2005. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD LEGATO FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Legato Fund.

Shareholder Fees

As an investor in Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Forward Legato Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Institutional Class
Management Fee	1.00%
Shareholder Services Fees(1)	0.10%
Other Expenses(2)	0.81%
Total Annual Fund Operating Expenses	1.91%
Fee Waiver(3)	-0.57%
Net Expenses	1.34%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Institutional Class shares may be used to pay shareholder servicing fees.
(2)	Other expenses are based on estimated amounts for current fiscal year.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.34%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD LEGATO FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Legato Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$136
3 Years	$545
5 Years	$978
10 Years	$2,183

FORWARD EMERALD OPPORTUNITIES FUND

OBJECTIVE

The Forward Emerald Opportunities Fund seeks to achieve capital appreciation. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH GROWTH POTENTIAL

The Forward Emerald Opportunities Fund will invest principally in equity securities of companies that are believed to be poised for significant growth, including companies of various sizes in a wide range of industries. Under normal conditions, the Fund will invest at a minimum 25% of its net assets plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector that the Fund’s sub-advisor believes have a significant potential for growth. For investment purposes, the technology sector is defined as a broad range of industries comprised of companies that produce and/or develop products, processes or services that will provide or will benefit significantly from technological advances and improvements (e.g. research and development).

The Fund will invest principally in common stocks, but may also invest in preferred stocks and securities convertible into common or preferred stocks of companies that are believed to be poised for significant growth. The Fund utilizes a growth approach to choosing securities: the sub-advisor’s research staff conducts company-specific fundamental research analysis to attempt to identify companies whose earnings growth rate exceeds their peer group.

Companies with a perceived leadership position and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored. As a result of the Fund being a non-diversified portfolio, the Fund can invest a larger percentage of its assets in a particular company than the typical diversified mutual fund.

The Fund may invest a portion of its assets in options and futures. It may also sell securities short. The Fund engages in the short sales of stocks when the Fund’s sub-advisor believes that their price is over-valued and may decline. If the value of a security sold short increases, the Fund will lose money, and such loss is potentially unlimited. These practices are used primarily to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies. Smaller companies are those defined by the Fund’s sub-advisor as having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD EMERALD OPPORTUNITIES FUND?

As with any mutual fund investment, an investment in the Forward Emerald Opportunities Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the

FORWARD EMERALD OPPORTUNITIES FUND

Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they may present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•	Industry Concentration - Technology Sector

Under normal market conditions, the Fund will invest a minimum of 25% of its total assets, in companies in the technology sector. By doing so, the Fund will be exposed to the risk of incurring substantial losses, depending upon the market’s overall reception to companies’ technology-related products or services. Companies in the same sector are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly to these or other market conditions. Equity securities of companies within the technology sector may have increased price volatility due to the heightened competition and rapid pace of change that is commonly experienced within that industry sector. As a result, a portfolio of technology company stocks is likely to be more volatile in price than one that includes investments in companies operating in a wider number of industry sectors.

•	Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

FORWARD EMERALD OPPORTUNITIES FUND

•	Short-Selling

The Fund may engage in short selling. A short sale involves selling a security the Fund does not own by borrowing it. The Fund is then obligated to replace the borrowed security. Accordingly, if the value of the security sold short goes up, the Fund will lose money. Although the Fund’s gain is limited to the amount received upon selling a security short, its loss on a short sale is potentially unlimited, which may exceed the amount invested by the Fund. This strategy could result in higher operating costs for the Fund.

•	Options on Securities, Securities Indexes and Futures

The Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. If the Fund purchases an option that expires without value, it will have incurred an expense in the amount of the cost of the option. This strategy could result in higher operating costs for the Fund.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

PERFORMANCE HISTORY

The following bar chart shows the annual total return of the Class A shares, which are not offered in this Prospectus, of the Forward Emerald Opportunities Fund for the years indicated, together with the best and worst quarters during those years. Returns of the Class A shares are shown because Institutional Class shares are new and were not offered during the periods shown. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. The returns do not reflect the Class A shares’ maximum 5.75% sales charge (load), which would reduce performance. If the sales charge were reflected, returns would be less than those shown. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Class A shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the performance of the Class A shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Class A shares compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund’s Class A shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance results shown include unusually high results achieved in 1999 due to the performance of equity stocks in general, unusually high IPO profits, and stocks of particular industries in which the Fund invested. These unusually favorable conditions were not sustainable, did not continue to exist, and such performance results may not be repeated in the future.

FORWARD EMERALD OPPORTUNITIES FUND

Best Quarter - December 31, 1999	103.57%
Worst Quarter - March 31, 2001	-42.68%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Forward Emerald Opportunities Fund Class A(1)
Return Before Taxes	4.54%	0.55%	1.05%
Return After Taxes on Distributions(2)	4.54%	0.55%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)	2.95%	0.47%	0.58%
S&P Composite 1500 Index(3)	15.38%	6.81%	7.02%
(1)	The Fund began offering Class A shares on October 31, 1997. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods before September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other classes will vary.
(3)	The S&P Composite 1500 Index is a broad-based capitalization weighted index comprised of the S&P 400 Index, S&P 500 Index and S&P 600 Index. The Index represents 90% of the U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD EMERALD OPPORTUNITIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Emerald Opportunities Fund.

Shareholder Fees

As an investor in the Institutional Class shares of the Fund, generally you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Institutional Class
Management Fee	1.00%
Shareholder Services Fees(1)	0.10%
Other Expenses(2)	1.05%
Dividend Expense on Short Sales	0.03%
Total Other Expenses	1.08%
Total Annual Fund Operating Expenses	2.18%
Fee Waiver(3)	-0.59%
Net Expenses	1.59%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average daily net assets attributable to the Institutional Class shares may be used to pay shareholder servicing fees.
(2)	Other expenses are based on estimated amounts for the current fiscal year.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.59%. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD EMERALD OPPORTUNITIES FUND

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Emerald Opportunities Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$162
3 Years	$625
5 Years	$1,115
10 Years	$2,464

FORWARD GLOBAL EMERGING MARKETS FUND

OBJECTIVE

The Forward Global Emerging Markets Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKET COUNTRIES

The Forward Global Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of emerging market companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund normally invests in at least fifteen but not fewer than eight emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks. The Fund may invest in securities of any market capitalization.

Emerging market countries are those identified as developing or emerging countries by the World Bank, International Finance Corporation or United Nations or countries not listed in the Morgan Stanley Capital International World Index. Currently, emerging market countries may include those in Latin America, Southeast Asia, Africa, Eastern Europe and the Middle East.

Emerging market stocks means equity securities:

•	That are traded primarily in an emerging market country; or

•	Of companies that derive 50% or more of total revenue from goods or services produced or sold in emerging market countries; or

•	Of companies organized and with a principal office in an emerging market country.

In allocating the Fund’s assets among emerging market countries, the sub-advisor uses a proprietary database to screen for countries that meet the following standards:

•	Suitable safe custody of assets and freedom of capital movement;

•	A higher than average number of undervalued stocks when comparing the companies against their benchmark values;

•	A favorable domestic liquidity environment;

•	A reasonably liquid and diverse stock market;

•	A good or improving fiscal balance; and

•	An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual emerging market stocks, the sub-advisor looks for companies with one or more of the following:

•	Current or potential high and stable cash generation;

FORWARD GLOBAL EMERGING MARKETS FUND

•	Strong, liquid balance sheets;

•	Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company;

•	A high free cash flow relative to the stock price; and

•	In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD GLOBAL EMERGING MARKETS FUND?

As with any mutual fund investment, an investment in the Forward Global Emerging Markets Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Global Emerging Markets Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Global Emerging Markets Fund.

•	Emerging Market Stocks and Foreign Securities

Emerging market stocks and foreign securities may offer greater investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, currency fluctuations, less liquid and more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets, a lack of government regulation and different legal systems, immature economic structures, less regulated trading environments and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and

FORWARD GLOBAL EMERGING MARKETS FUND

may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

PERFORMANCE HISTORY

The bar chart below shows the annual total return for the Institutional Class shares of the Forward Global Emerging Markets Fund for the years indicated, together with the best and worst quarters during those years. Investor Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 15, 2004. Performance figures shown below for periods prior to September 15, 2004 represent performance of the Institutional Class of Pictet Global Emerging Markets Fund.

Best Quarter - June 30, 1999	35.70%
Worst Quarter - June 30, 1998	-24.97%

FORWARD GLOBAL EMERGING MARKETS FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception
Forward Global Emerging Markets Fund Institutional Class(1)
Return Before Taxes	30.84%	30.23%	10.08%	9.22%
Return After Taxes on Distributions(2)(3)	29.76%	29.79%	9.80%	8.91%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	21.69%	27.11%	8.89%	8.10%
MSCI Emerging Markets Index(4)	32.59%	27.63%	10.19%	9.46%

Forward Global Emerging Markets Fund Investor Class(1)
Return Before Taxes	30.36%	N/A	N/A	41.54%
MSCI Emerging Markets Index(4)	32.59%	N/A	N/A	42.01%
(1)	The Fund began offering Institutional Class shares on October 4, 1995 and began offering Investor Class shares on April 9, 2003.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for other classes will vary.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2004, 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders for capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD GLOBAL EMERGING MARKETS FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Global Emerging Markets Fund. There is no guarantee that the Fund will achieve its objective.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.25%	1.25%
Distribution (12b-1) Fees(1)	0.25%	N/A
Shareholder Services Fees(2)	0.09%	N/A
Acquired Fund Fees and Expenses(3)	0.04%	0.04%
Other Expenses	0.67%	0.61%
Total Annual Fund Operating Expenses	2.30%	1.90%
Fee Waiver(4)	-0.61%	-0.51%
Net Expenses	1.69%	1.39%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution fees.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay shareholder servicing fees.
(3)	The Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.
(4)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69% and 1.39%, respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD GLOBAL EMERGING MARKETS FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Global Emerging Markets Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$172	$142
3 Years	$660	$547
5 Years	$1,174	$979
10 Years	$2,585	$2,178

FORWARD INTERNATIONAL EQUITY FUND

OBJECTIVE

The Forward International Equity Fund seeks to achieve high total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN INTERNATIONAL EQUITY SECURITIES

The Forward International Equity Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings, for investment purposes, if any, in the equity securities (depositary receipts, common and preferred stock and securities convertible into common or preferred stock) of companies organized or located outside of the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. Even though some portfolio companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund normally will invest its assets among at least fifteen but not fewer than eight countries throughout the world including countries considered to be emerging market countries. The Fund will not invest more than 25% of its net assets plus borrowings for investment purposes, if any, in emerging market companies. The sub-advisor has broad discretion to identify and invest in countries it considers to qualify as emerging markets. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

The Fund invests a substantial amount of its assets in foreign securities which are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund “locks in” an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

The Fund’s sub-advisor seeks to apply a highly disciplined, coherent and clearly defined approach to investment and construction of the Fund’s portfolio, and a style that is neither uniquely growth nor value as the sub-advisor believes that neither growth nor value characteristics alone are sufficient to analyze all companies at all times. The sub-advisor also seeks to invest in companies that are believed to be reasonably priced and to have good prospects for growth, and in securities the portfolio managers believe have the potential to outperform the Fund’s benchmark index. When considering stocks, the sub-advisor seeks to draw on its internal resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation.

FORWARD INTERNATIONAL EQUITY FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD INTERNATIONAL EQUITY FUND?

As with any mutual fund investment, an investment in the Forward International Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•	Common Stocks

The Forward International Equity Fund invests primarily in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. The Fund’s sub-advisor follows a style of management focused on growth at a price believed reasonable based upon such factors as price-to-earnings valuations given varying growth rates or anticipated growth rates. If the market does not come to share the sub-advisor’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or international stock indexes.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less

FORWARD INTERNATIONAL EQUITY FUND

liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Investor Class shares of the Forward International Equity Fund for the years indicated, together with the best and worst quarters during those years. Institutional Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Investor Class shares of the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Investor Class shares compare with those of a broad measure of market performance. Returns for the Institutional Class shares are not presented because the Institutional Class shares of the Fund are new and were not offered during the periods shown. The returns assume reinvestment of dividends and distributions. Past performance of the Investor Class shares (before and after taxes) is not necessarily an indication of future performance.

Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and the Fund was managed by different sub-advisors. On September 1, 2005, Pictet Asset Management Limited replaced Hansberger Global Investors, Inc. as the sub-advisor of the Fund. Performance figures shown below for periods before September 1, 2005 represent performance of the prior sub-advisors to the Fund.

Best Quarter - June 30, 2003	19.55%
Worst Quarter - September 30, 2002	-21.19%

FORWARD INTERNATIONAL EQUITY FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Forward International Equity Fund(1)
Return Before Taxes	34.40%	15.95%	9.11%
Return After Taxes on Distributions(2)(3)	31.37%	15.42%	8.72%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	23.73%	13.85%	7.86%
MSCI All Country World Index ex-USA (with dividends reinvested)(4)	27.16%	16.87%	10.91%
MSCI All Country World Index ex-USA (without dividends reinvested)(4)	23.84%	13.87%	8.46%
(1)	The Fund began offering Investor class shares on October 1, 1998. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2005, and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. Before May 1, 2007, the Fund’s primary benchmark was the MSCI All Country World Index ex-USA (not adjusted to reflect the reinvestment of dividends). On May 1, 2007, the Fund changed its primary benchmark to the MSCI All Country World Index ex-USA (adjusted to reflect the reinvestment of dividends). This index is expected to be a better benchmark of the Fund’s performance. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD INTERNATIONAL EQUITY FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Equity Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees(1)	0.17%	N/A
Shareholder Services Fees(2)	0.05%	0.10%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Other Expenses(4)	0.73%	0.73%
Total Annual Fund Operating Expenses	1.81%	1.69%
Fee Waiver(5)	-0.57%	-0.70%
Net Expenses	1.24%	0.99%
*	The fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Investor Class and Institutional Class shares may be used to pay shareholder servicing fees.
(3)	The Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.
(4)	Other expenses for Institutional Class are based on estimated amounts for the current fiscal year.
(5)	Effective May 1, 2007, the Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.24% and 0.99% respectively. Pursuant to these agreements, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD INTERNATIONAL EQUITY FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward International Equity Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$126	$101
3 Years	$514	$464
5 Years	$926	$852
10 Years	$2,077	$1,937

FORWARD INTERNATIONAL SMALL COMPANIES FUND

OBJECTIVE

The Forward International Small Companies Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS LOCATED OUTSIDE THE UNITED STATES

The Forward International Small Companies Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities of companies with small market capitalizations located outside the United States. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes, if any, in medium and large capitalization companies. The Fund normally will invest its assets among at least fifteen but not fewer than eight countries throughout the world including countries considered to be emerging market countries.

For the Fund, equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The sub-advisor typically focuses its research on companies that are capitalized at less than $3.5 billion. The sub-advisor does not apply a strict minimum size test in determining which securities to purchase but rather looks to the liquidity of the security. As a result, the sub-advisor normally does not invest in companies with a market capitalization lower than $150 million, although it may do so.

The Fund’s sub-advisor uses a “bottom-up” approach to try to identify companies with outstanding investment potential. The objective is to identify approximately 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

•	Research Short List
•	Primary Research
•	Stock Selection

The Fund’s sub-advisor screens more than 10,000 companies to obtain a list of candidates for the next stage using screening parameters and other inputs. The sub-advisor uses both an absolute measure of value, based on returns to equity investors, and a relative measure, based on return on capital employed.

At the primary research stage, the sub-advisor conducts a detailed review of the investment candidate. Topics covered include strategy, operations, internal controls and management. The sub-advisor also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, at the stock selection stage, the sub-advisor constructs the portfolio using a team approach. The Fund’s exposure is monitored at the regional, sector and stock level.

FORWARD INTERNATIONAL SMALL COMPANIES FUND

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD INTERNATIONAL SMALL COMPANIES FUND?

As with any mutual fund investment, an investment in the Forward International Small Companies Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund’s sub-advisor generally chooses not to hedge the Fund’s currency exposure.

•	Portfolio Turnover

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income rates.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include

FORWARD INTERNATIONAL SMALL COMPANIES FUND

the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

PERFORMANCE HISTORY

The bar chart below shows the annual total return for the Institutional Class shares of the Forward International Small Companies Fund for the years indicated, together with the best and worst quarters during those years. Investor Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of Investor Class shares only to the extent that the classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional Classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures shown below for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

Best Quarter - December 31, 1999	44.70%
Worst Quarter - September 30, 2001	-19.40%

FORWARD INTERNATIONAL SMALL COMPANIES FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception
Forward International Small Companies Fund Institutional Class(1)
Return Before Taxes	29.91%	24.26%	15.22%	14.18%
Return After Taxes on Distributions(2)(3)	29.14%	23.50%	12.80%	11.92%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	20.13%	21.28%	11.96%	11.15%
MSCI EAFE Small Cap Index(4)	19.31%	23.97%	7.43%	8.46%
HSBC World Excluding U.S. Smaller Companies Index(4)	31.82%	24.51%	9.60%	9.82%

Forward International Small Companies Fund Investor Class(1)
Return Before Taxes	29.51%	N/A	N/A	25.19%
MSCI EAFE Small Cap Index(4)	19.31%	N/A	N/A	25.04%
HSBC World Excluding U.S. Smaller Companies Index(4)	31.82%	N/A	N/A	25.92%
(1)	The Fund began offering Institutional Class shares on February 7, 1996 and began offering Investor Class shares on March 5, 2002.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares. After-tax returns for other classes will vary.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2004, 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	Effective May 1, 2007, the Fund’s benchmark is the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The benchmark was changed because the sub-advisor believes that it is a more appropriate index for a fund with a smaller capitalization strategy. Before May 1, 2007, the Fund’s benchmark was the HSBC World Excluding U.S. Smaller Companies Index, which is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. Investors cannot invest directly in the index. The index figures do not reflect any deductions for fees, expenses or taxes.

FORWARD INTERNATIONAL SMALL COMPANIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward International Small Companies Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees(1)	0.25%	N/A
Shareholder Services Fee(2)	0.10%	N/A
Other Expenses	0.31%	0.28%
Total Annual Fund Operating Expenses	1.66%	1.28%
Fee Waiver(3)	-0.06%	-0.03%
Net Expenses	1.60%	1.25%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to the Investor Class may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for the Fund’s Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.60% and 1.25% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursement made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD INTERNATIONAL SMALL COMPANIES FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward International Small Companies Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$163	$127
3 Years	$517	$403
5 Years	$896	$699
10 Years	$1,958	$1,541

FORWARD PROGRESSIVE REAL ESTATE FUND

OBJECTIVE

The Forward Progressive Real Estate Fund seeks income with capital appreciation as a secondary goal. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN EQUITY SECURITIES OF REAL ESTATE-FOCUSED COMPANIES

The Forward Progressive Real Estate Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of progressive real estate companies. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. Under normal conditions, the Fund expects to invest principally in common stock and units of beneficial interest of real estate investment trusts (REITs), preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. If market conditions warrant, the Fund may invest in debt securities issued or guaranteed by real estate companies. The Fund may invest in securities of real estate companies of any market capitalization.

For the purpose of the Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its net assets plus borrowings for investment purposes, if any, in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund’s sub-advisor expects that the Fund’s investment in real estate companies will be directed toward REITs and other real estate operating companies that generally pay higher dividends relative to the stock market as a whole.

A REIT is a company that primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year, and they were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income from REITs is produced through commercial real estate ownership and finance. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

“Progressive real estate” refers to real estate companies that, in the assessment of the sub-advisor, have policies and exhibit certain specific positive behaviors that demonstrate environmental and/or social awareness on the part of management. These would include policies that take into account the interests of local communities and governments, employees, tenants, vendors, and the environment. The sub-advisor believes that “progressive” policies and corporate behaviors are indicative of quality management teams and consequently may offer superior long-term shareholder value.

The sub-advisor employs a two-part process to select individual investments for the Fund: fundamental analysis and social and environmental (“progressive”) analysis.

The sub-advisor conducts fundamental analysis to select the universe of investments for the Fund. The sub-advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further

FORWARD PROGRESSIVE REAL ESTATE FUND

into major metropolitan markets within those regions. Within each region, the sub-advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. The sub-advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The sub-advisor then proceeds to select investments that attempt to take advantage of those factors.

The sub-advisor believes that the management quality of a real estate investment is one of the most important determinants of its performance. The sub-advisor believes that many of the common traits among the management of the best performing real estate investments can be considered indications of a socially and environmentally responsible management culture. Accordingly, the sub-advisor conducts a social and environmental analysis of potential real estate investments, which includes the following factors: (1) management culture - does management work to align the interests of shareholders, management, employees, the local community and environment, and the vendors to the company? (2) real estate policy - including issues regarding community planning, urban development and general construction practices; and (3) general social, environmental and business policy - the company’s general social and business practices in relation to the environment. The sub-advisor selects companies that it believes have a positive approach to these factors. Additional information regarding these factors is discussed below and in the SAI.

As noted above, the sub-advisor conducts social and environmental analyses of potential real estate investments in three broad areas:

Management Culture. In the sub-advisor’s opinion, good management seek to align the interests of shareholders, management, employees, the local community and environment, and the vendors to the company. In general terms, the sub-advisor believes that the effective alignment of these interests may result in better long-term performance of the investment.

Real Estate Policy. The sub-advisor believes there are certain issues regarding community planning, urban development and general construction practices that, when applied to real estate management practices, may translate into better property performance.

General Social, Environmental and Business Policy. The sub-advisor attempts to look at a company’s general social and business practices. For example, studies have shown that a proactive policy on energy management tends to translate into higher shareholder value.

Of the positive, qualitative criteria detailed in the SAI, the sub-advisor emphasizes in particular the following spheres of responsibility, which serve to define how the sub-advisor will address environmental issues in its evaluation of the securities of real estate companies. The sub-advisor seeks to invest in companies that:

•	Prioritize energy conservation and efficiency programs, particularly companies that have established energy reduction goals over defined periods of time for their least energy efficient properties;

FORWARD PROGRESSIVE REAL ESTATE FUND

•

Evaluate environmental impacts of project siting and location with a preference for urban development (infill or brownfield re-development) and an avoidance of companies that contribute to sprawl through large scale greenfield development or that impact sensitive environmental zones;

•	Engage with stakeholders, including tenants, local communities, employees and unions, suppliers and contractors, to address environmental and environmental health concerns;

•

Prioritize development that includes green building standards (e.g., LEED (Leadership in Energy and Environmental Design) Green Building Rating System®) and exhibit a preference for development that uses non-toxic materials and that attempts to integrate renewable energy systems into project design; and

•

Have robust policies regarding resource (energy, electricity, water) and waste stream (refuse and wastewater) management systems and use of established reporting protocols for monitoring and improvement.

The qualitative criteria considered by the sub-advisor in evaluating real estate investment opportunities may be found within companies at differing levels of implementation. Not all companies have positive qualitative attributes in all the above-mentioned areas. The sub-advisor has sole discretion as to which companies display sufficient qualitative attributes to be included within the portfolio, and there may be significant elements of subjectivity in the sub-advisor’s assessments.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD PROGRESSIVE REAL ESTATE FUND?

As with any investment, an investment in the Forward Progressive Real Estate Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Real Estate Securities and REIT Risks

Because the Forward Progressive Real Estate Fund concentrates its investments on opportunities in the real estate industry, the Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses,

FORWARD PROGRESSIVE REAL ESTATE FUND

changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities that service the real estate business sector may also be affected by such risks.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Common Stocks

The Forward Progressive Real Estate Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

FORWARD PROGRESSIVE REAL ESTATE FUND

PERFORMANCE HISTORY

The bar chart below shows the annual total return for the Investor Class of the Forward Progressive Real Estate Fund for the years indicated together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and for the life of the Fund compare with those of a broad measure of market performance and with an index that represents a group of similar mutual funds. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

Best Quarter - December 31, 2004	15.22%
Worst Quarter - September 30, 2002	-7.92%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception(1)
Forward Progressive Real Estate Fund(1)
Return Before Taxes	31.24%	20.08%	16.74%
Return After Taxes on Distributions(2)(3)	29.80%	18.32%	14.96%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	21.49%	16.89%	13.91%
S&P 500 Index(4)	15.79%	6.18%	2.41%
FTSE NAREIT Equity REITs Index(4)	35.06%	23.20%	18.80%
(1)	The Fund began offering Investor Class shares on May 10, 1999.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2003, 2004, months of January through May and December 2005 and tax year 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

FORWARD PROGRESSIVE REAL ESTATE FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Progressive Real Estate Fund.

Shareholder Fees

As an investor in Investor Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class
Management Fee	0.85%
Distribution (12b-1) Fees(1)	0.14%
Shareholder Services Fees(2)	0.05%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.35%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets may be used to pay shareholder servicing fees.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Forward Progressive Real Estate Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$137
3 Years	$428
5 Years	$739
10 Years	$1,622

SIERRA CLUB EQUITY INCOME FUND

OBJECTIVE

The Sierra Club Equity Income Fund seeks to achieve a competitive total return through capital appreciation and current income. The Fund’s portfolio managers actively manage a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING IN A COMBINATION OF EQUITY AND FIXED-INCOME SECURITIES

The Sierra Club Equity Income Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks, preferred stocks, and securities convertible into common or preferred stocks, and may invest the remainder of its assets in fixed-income securities (such as bonds) and cash equivalents. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also pay a relatively high dividend (in the case of equities) or have a relatively attractive yield (in the case of bonds). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its net assets plus borrowing, if any, in foreign securities. The Fund can invest in companies of various sizes, including smaller companies. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration that ranges from three to five years and to have a laddered maturity schedule, which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. Duration is a measure of a security’s sensitivity to interest rate changes - the longer a security’s duration, the more sensitive it is to interest rate changes. However, the Fund may deviate from this approach from time to time based on market conditions.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies - Sierra Club Funds.” As a general matter these principles and standards exclude companies that exhibit negative attitudes and practices with respect to the environment.

The sub-advisor, Forward Uniplan Advisors, Inc. (“Uniplan”), manages the Fund to provide income via income-producing mid and large cap equities (primarily stocks with high dividends and convertible securities with market capitalization generally greater than $2 billion at the time of initial purchase). The Fund may invest in real estate securities, including common stock and units of beneficial interest of real estate investment trusts (“REITs”), preferred stock, rights to purchase common stock and securities that may convert into common stock of real estate companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SIERRA CLUB EQUITY INCOME FUND?

As with any mutual fund investment, an investment in the Sierra Club Equity Income Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Equity Income Fund invests may decrease in value, the net asset

SIERRA CLUB EQUITY INCOME FUND

value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Equity Income Fund.

•	Real Estate Securities and REIT Risks

Because the Sierra Club Equity Income Fund may invest in the real estate industry, the Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the REIT. These REITs may also contain provisions which would delay or make a change in control of the REIT difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

Although the Fund does not invest directly in real estate, the Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

•	Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, the sub-advisor on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

•	Common Stocks

The Sierra Club Equity Income Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

SIERRA CLUB EQUITY INCOME FUND

•	Fixed Income Securities

The fixed-income portion of the Sierra Club Equity Income Fund poses the risk that a sub-advisor’s forecast of the direction of interest rates might be incorrect. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity, which may require the Fund to reinvest the proceeds in lower yielding securities. When interest rates decline, borrowers may repay principal sooner than expected. As a result, securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. In addition, the credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of such factors as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

PERFORMANCE HISTORY

The following bar chart below shows the annual total return of the Investor Class Shares of the Sierra Club Equity Income Fund for the years indicated, together with the best and worst quarters during those years. Institutional class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and the life of the Investor Class shares compare with that of broad measures of market performance and a blended index consisting of 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index. Returns for the Institutional Class shares are not presented because the Institutional Class shares of the Fund are new and were not offered during the periods shown. The returns assume reinvestment of dividends and distributions. Past performance of the Investor Class shares (before and after taxes) is not necessarily an indication of future performance.

Before April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund and was managed by different sub-advisors. On April 1, 2005, the Fund

SIERRA CLUB EQUITY INCOME FUND

changed its name and certain investment policies and restrictions, and Uniplan became a sub-advisor to a portion of the Fund. On August 11, 2006, Uniplan became the sole sub-advisor to the Fund. Therefore, performance figures prior to August 11, 2006 do not represent the current strategy or allocation of all of the Fund’s assets to Uniplan.

Best Quarter - June 30, 2003	10.08%
Worst Quarter - March 31, 2005	-6.06%

Average Annual Total Returns For the period ended December 31, 2006	1 Year	Since Inception
Sierra Club Equity Income Fund Investor Class(1)
Return Before Taxes	6.65%	8.55%
Return After Taxes on Distributions(2)(3)	6.07%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	5.03%	7.25%
S&P 500 Index(4)	15.79%	14.73%
Lehman Brothers Aggregate Bond Index(4)	4.33%	3.80%
Blended Index(4)(5)	13.50%	12.55%
(1)	The Fund began offering Investor Class shares on January 1, 2003.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2003, 2004, 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $1 million. Investors cannot invest directly in an index. Index figures do not reflect any deduction for fees, expenses or taxes.
(5)	The Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index. Index figures do not reflect any deduction for fees, expenses or taxes.

SIERRA CLUB EQUITY INCOME FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Equity Income Fund.

Shareholder Fees

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase until July 1, 2007 and within 180 days of purchase thereafter*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	0.94%	0.94%
Distribution (12b-1) Fees(1)	0.12%	N/A
Shareholder Services Fees(2)	0.02%	0.10%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Other Expenses(4)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.73%	1.69%
Fee Waiver(5)	-0.04%	-0.25%
Net Expenses	1.69%	1.44%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares may be used to pay shareholder servicing fees.
(3)	The Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.
(4)	Other expenses for Institutional Class are based on estimated amounts for current fiscal year.
(5)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Investor and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69% and 1.44% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

SIERRA CLUB EQUITY INCOME FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Sierra Club Equity Income Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$172	$147
3 Years	$541	$508
5 Years	$934	$894
10 Years	$2,035	$1,974

SIERRA CLUB STOCK FUND

OBJECTIVE

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES - INVESTING IN STOCKS OF DOMESTIC AND FOREIGN COMPANIES

The Sierra Club Stock Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common and preferred stock and securities convertible into common or preferred stock. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes, if any, in foreign securities.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Additional Investment Strategies for Sierra Club Stock Fund” in this Prospectus. As a general matter these principles and standards exclude companies that engage in (1) production activities that cause actual harm to the environment and health and (2) corporate activities that suggest indifference or a negative corporate attitude towards the environment, health and certain social and human rights concerns.

Forward Management employs an index-like approach to constructing the Fund’s portfolio. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. The companies approved for purchase may be various sizes, including smaller companies. Forward Management invests the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management constructs the portfolio using the following process: First, potential investments are passed through the qualitative process used to identify securities for the Sierra Club Funds’ portfolios. (See “Additional Investment Strategies - Sierra Club Funds” in this Prospectus.) Second, Forward Management evaluates and screens those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management identifies the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter.

Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position no longer meets the environmental and social criteria of the Fund. Forward Management also may eliminate positions in the portfolio if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund. For example, and without limitation, Forward Management may eliminate positions in the portfolio in order to respond to stock-specific risks, which may include fundamental deterioration or material uncertainties that

SIERRA CLUB STOCK FUND

may, in Forward Management’s judgment, present undue risk to the value of the security. In addition, Forward Management may restrict additional purchases in a security when a corporate action is announced and may restrict additional purchases of a security or remove the security from the portfolio after the corporate action has occurred. Forward Management also may engage in tax loss selling and may write covered calls on the securities in the portfolio.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SIERRA CLUB STOCK FUND?

As with any mutual fund investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Environmental and Social Guidelines

Because of the Fund’s strict environmental and social guidelines, the sub-advisors on occasion may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so. In addition, the implementation of the Fund’s environmental and social guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Small Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

SIERRA CLUB STOCK FUND

PERFORMANCE HISTORY

The bar chart below shows the annual total return of the Investor Class Shares of the Sierra Club Stock Fund for the years indicated, together with the best and worst quarters during those years. Institutional class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns would differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Institutional Class shares is lower than the annual expense ratio of the Investor Class shares.

The accompanying table gives an indication of the risks of investing in the Investor Class shares of the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and the life of the Investor Class shares compare with that of a broad measure of market performance. Returns for the Institutional Class shares are not presented because the Institutional Class shares of the Fund are new and were not offered during the periods shown. The returns assume reinvestment of dividends and distributions. Past performance of the Investor Class shares (before and after taxes) is not necessarily an indication of future performance.

Before January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Between January 1, 2003 and December 31, 2005, the Fund was managed by different sub-advisors. On January 1, 2006, Forward Management, LLC took over direct management of a portion of the Fund and a different strategy was implemented for that portion of the Fund. On August 11, 2006, Forward Management took over direct management of the balance of the portfolio, in conjunction with a strategy change for that portion of the portfolio. Therefore, performance figures prior to August 11, 2006 do not represent the current strategy or the allocation of all of the Fund’s assets to Forward Management.

Best Quarter - June 30, 2003	15.21%
Worst Quarter - September 30, 2002	-20.11%

SIERRA CLUB STOCK FUND

Average Annual Total Returns For the period ended December 31, 2006	1 Year	5 Years	Since Inception
Sierra Club Stock Fund Investor Class(1)
Return Before Taxes	7.82%	5.16%	5.40%
Return After Taxes on Distributions(2)(3)	6.28%	4.74%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	6.97%	4.41%	4.39%
S&P 500 Index(4)	15.79%	6.18%	5.76%
(1)	The Fund began offering Investor Class shares on October 1, 1998.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Investor Class shares only. After-tax returns for other classes will vary
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2005 and 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. Investors cannot invest directly in the index. Index figures do not reflect any deduction for fees, expenses or taxes.

SIERRA CLUB STOCK FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees

As an investor in the Investor Class or Institutional Class shares of the Fund, you do not pay any sales loads.

Shareholder Fees: Fees paid directly from your investment
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 60 days of purchase until July 1, 2007 and within 180 days of purchase thereafter*	2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Investor Class	Institutional Class
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees(1)	0.21%	N/A
Shareholder Services Fees(2)	0.09%	0.10%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Other Expenses(4)	0.44%	0.44%
Total Annual Fund Operating Expenses	1.60%	1.40%
Fee Waiver(5)	-0.36%	-0.41%
Net Expenses	1.24%	0.99%
*	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.
(1)	The Fund has adopted a Distribution Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares may be used to pay distribution expenses.
(2)	The Fund has adopted a Shareholder Services Plan of which up to 0.10% of the Fund’s average daily net assets attributable to the Investor Class and Institutional Class shares may be used to pay shareholder servicing fees.
(3)	The Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.
(4)	Other expenses for Institutional Class shares are based on estimated amounts for current fiscal year.
(5)	Effective May 1, 2007, the Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.24% and 0.99% respectively. Pursuant to these agreements, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

SIERRA CLUB STOCK FUND

EXAMPLE

These Examples are intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in either the Investor Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Class	Institutional Class
1 Year	$126	$101
3 Years	$470	$403
5 Years	$836	$726
10 Years	$1,867	$1,642

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to all of the Forward Funds, unless otherwise noted.

•	Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•	Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a “derivative” security. For the Funds’ purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Forward Management and the sub-advisors take these risks into account in their management of the Funds.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisor. Certain derivatives may create a risk of loss greater than the amount invested.

The Funds will “cover” their derivative obligations as required under the Investment Company Act of 1940.

•	Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

•	Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment.

•	Debt Securities

The Funds may invest in short- and/or long-term debt securities. Debt securities in which the Funds may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. Investments in these types of securities pose the risk that a Fund’s sub-advisor’s forecast of the direction of interest rates might be incorrect. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. A Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

•	Investment Grade Debt Securities and High Yield (“Junk”) Bonds

The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated at least Baa by Moody’s Investor Services, Inc. or BBB by Standard & Poor’s Ratings Service (nationally recognized statistical ratings organizations), or, if unrated, are determined to be of the same quality by the sub-advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

The Funds may invest in high yield (“junk”) bonds. High yield bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Each Fund does not anticipate investing more than 5% of its assets in high yield bonds.

•	Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

•	When-Issued and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds’ custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

•	Lending of Portfolio Securities

In order to generate additional income, each of the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

•	Certain Other Strategies

Each of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements.

Please review the SAI if you wish to know more about these types of securities and their associated risks.

ADDITIONAL INVESTMENT STRATEGIES - SIERRA CLUB FUNDS

THE FOLLOWING INFORMATION APPLIES TO THE SIERRA CLUB EQUITY INCOME FUND AND THE SIERRA CLUB STOCK FUND (THE “SIERRA CLUB FUNDS”).

•	Summary of Environmental and Social Guidelines

The Sierra Club seeks to protect the wild places of the earth and promote the responsible use of the earth’s ecosystems and resources. The environmental and social guidelines for the Sierra Club Funds were created with these as well as other objectives in mind. These guidelines serve as the basis for avoiding investments in companies that pose a threat to our natural resources, our environment and to all the living things that inhabit it.

By not investing in such companies, we all can show our desire to:

•	Protect the Earth’s natural resources and work to limit the extraction of non-renewable natural resources like coal, petroleum, natural gas and timber;

•	Reduce nuclear and chemical waste as well as other pollutants in our air, water and earth and manage solid waste in a sustainable manner;

•	Promote the responsible use of land and water while reducing urban sprawl and protecting natural habitats;

•	Discourage risky agricultural practices like concentrated animal feeding operations, industrial fish farming and genetic modification;

•	Promote cruelty free (or humane) animal treatment and avoid animal testing to the greatest extent possible;

•	Encourage a tobacco- and weapons-free future by not supporting companies that are engaged in their production;

•	Protect the rights of individuals, workers and indigenous peoples by requiring high labor standards and striving for equitable treatment in communities throughout the world;

•	Discourage profiteering from members of disadvantaged communities; and

•	Achieve greater disclosure of, and accountability for, companies’ environmental, social and financial responsibilities.

•	Application of Environmental and Social Guidelines

A four-step process is used to identify securities for the Sierra Club Funds’ portfolios. First, Forward Management identifies securities that it believes will help meet the Funds’ investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subjected to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final environmental review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the environmentally qualified potential investment universe for the Sierra Club Funds. At that or a subsequent time, Forward Management and the sub-advisor can purchase those securities for inclusion in the Sierra Club Funds.

ADDITIONAL INVESTMENT STRATEGIES - SIERRA CLUB FUNDS

To ensure their continued environmental and social responsibility, both Forward Management and the Sierra Club continually reevaluate the companies in this universe.

THE SIERRA CLUB DOES NOT MAKE INVESTMENT JUDGMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by Forward Management or the sub-advisors.

Forward Management pays out of its own assets an annual fee to the Sierra Club in return for its services in connection with the Sierra Club Funds and for use of the Sierra Club’s trademark. For more information, see “Investment Advisory and Other Services” in the SAI.

Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Sierra Club Funds may invest in securities that would not meet these guidelines based on additional information. If Forward Management obtains this information while the Sierra Club Funds still own the security, the Funds will remove the security from their respective portfolios within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.

Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, and the sub-advisors believe sufficient investment opportunities exist to allow each Sierra Club Fund to satisfy its investment objective.

•	Proxy Voting and Shareholder Activism

Each year the Sierra Club Funds may have the opportunity to vote on issues of corporate governance and corporate environmental and social accountability at annual stockholder meetings. Forward Management takes its voting responsibilities seriously and votes proxies in a fashion that is consistent, in its best judgment, with the core values of the Sierra Club.

Sierra Club Funds representatives, employed by Forward Management, also work independently and with other institutional shareholders to engage corporate managements in dialogue on financial, environmental and social accountability. Additionally, the Sierra Club Funds may, on occasion, sponsor or co-sponsor shareholder resolutions designed to improve the corporate accountability and/or behavior to be more consistent with Sierra Club core values. On occasion, Sierra Club Funds representatives work with federal and state legislatures and agencies to effect changes in government regulations to achieve the goals of the Sierra Club.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. Forward Management directly manages the assets of the Sierra Club Stock Fund, without the use of a sub-advisor, and has delegated this authority to the sub-advisors for the balance of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, and the allocation of assets among sub-advisors for the Forward Legato Fund, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisors and, where applicable, allocating the Funds’ assets, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisors.

MANAGEMENT OF THE FUNDS

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund*
Forward Emerald Opportunities Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Global Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion
Forward Hoover Mini-Cap Fund	1.05%
Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million
Forward International Equity Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion
Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion
Forward Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion
Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million
Forward Progressive Real Estate Fund	0.85% up to $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million
Sierra Club Equity Income Fund	0.94% up to and including $100 million 0.87% over $100 million up to and including $250 million 0.82% over $250 million up to and including $500 million 0.78% over $500 million
Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

*	Actual advisory fees paid for the fiscal year ended December 31, 2006 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the SAI.

MANAGEMENT OF THE FUNDS

During the most recent fiscal year ended December 31, 2006, Forward Management was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets for the following Funds:

Fund*	Advisory Fee
Forward Emerald Opportunities Fund	1.00%
Forward Global Emerging Markets Fund	1.25%
Forward Hoover Mini-Cap Fund	1.05%
Forward Hoover Small Cap Equity Fund	1.05%
Forward International Equity Fund	0.85%
Forward International Small Companies Fund	1.00%
Forward Legato Fund	1.00%
Forward Progressive Real Estate Fund	0.85%
Sierra Club Equity Income Fund	0.94%
Sierra Club Stock Fund	0.85%

*	The Forward Large Cap Equity Fund commenced operations on October 31, 2006 and therefore does not have a full fiscal year of advisory fee payments to Forward Management.

The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the Sierra Club Stock Fund and any other Fund that it directly manages. Daily investment decisions are made by Forward Management for the Sierra Club Stock Fund and by the respective sub-advisor(s) for each other Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “Sub-Advisors.”

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts of the Funds is available in the Forward Funds’ annual report for the most recent fiscal year ended December 31, 2006.

The portfolio manager for the Sierra Club Stock Fund is Jim O’Donnell, CFA. Mr. O’Donnell is the Chief Administrative Officer of Forward Management and has held this position since July 2006. From September 2001 to October 2002 and from February 2004 to May 2006, Mr. O’Donnell was an Analyst with Meisenbach Capital, conducting fundamental and financial analysis for a hedge fund portfolio. Between November 2002 and February 2004, Mr. O’Donnell was a consultant with Rainmaker Alliance, consulting with venture capital and start-up firms on financial models, projections and business strategy. From April 1993 to August 2001, Mr. O’Donnell was a Portfolio Manager for Nicholas-Applegate Capital Management, responsible for stock selection and financial analysis for large cap, mid cap and small cap portfolios. Mr. O’Donnell is a Chartered Financial Analyst and holds an MBA. Mr. O’Donnell became the Portfolio Manager for the Fund in May 2007.

SUB-ADVISORS

Except for the Sierra Club Stock Fund, the sub-advisor(s) for each Fund manage the assets of the Fund and make decisions with respect to, and place orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of

MANAGEMENT OF THE FUNDS

Trustees of the Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

•	Forward Large Cap Equity Fund

Forward Management has engaged the services of Affinity Investment Advisors, LLC (“Affinity”) to act as sub-advisor for the Forward Large Cap Equity Fund. Affinity is located at 18191 Von Karman Avenue, Suite 420, Irvine, CA 92612. As of December 31, 2006, Affinity had assets under management of $445.8 million. Gregory R. Lai and Jordan Floriani are responsible for the day-to-day management of the Fund.

Gregory R. Lai, CFA, Managing Director of Affinity, is the Senior Portfolio Manager for the Fund. Mr. Lai has managed the Fund since its inception and has primary and final responsibility with respect to investment decisions made for the Fund. Mr. Lai founded Affinity in June 1992. Since founding Affinity, Mr. Lai’s responsibilities have included security selection, portfolio construction, quantitative and fundamental research, trading and risk analysis. Prior to founding Affinity, Mr. Lai was a Portfolio Manager and Quantitative Analyst at Pacific Investment Management Company (PIMCO). Mr. Lai received a B.S. from the University of California, Los Angeles and an M.B.A. from the University of California, Irvine.

Jordan Floriani, CFA, Vice President of Affinity, is the Associate Portfolio Manager for the Fund. Ms. Floriani has managed the Fund since its inception. She assists in implementing portfolio investment decisions and supports the Senior Portfolio Manager in managing day-to-day trading, portfolio analytics and fundamental research for the Fund. Ms. Floriani joined Affinity in January 2002 and held the positions of Portfolio Administrator and Portfolio/Research Specialist. Ms. Floriani became an Associate Portfolio Manager in January 2005. Since joining Affinity, Ms. Floriani has provided support in the areas of securities selection, portfolio construction, quantitative and fundamental research, trading and risk analysis, in addition to primary responsibility for portfolio administration and proxy voting. Ms. Floriani holds a B.S. in Business Administration from the University of Southern California.

•	Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Forward Management has engaged the services of Hoover Investment Management Co., LLC (“Hoover”) as sub-advisor for the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover is located at 600 California Street, Suite 550, San Francisco, California 94108. As of December 31, 2006, Hoover had $1.822 billion of assets under management. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund’s Chief Investment Officer. Ms. Hoover, portfolio manager for both Funds, is the managing member of Hoover and has over 28 years of investment management experience. Ms. Hoover has managed the Forward Hoover Small Cap Equity Fund since October 1998 and the Forward Hoover Mini-Cap Fund since January 2003. From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

MANAGEMENT OF THE FUNDS

•	Forward Legato Fund

Investments in the Fund are allocated among three sub-advisors. Each sub-advisor employs its own investment approach and independently manages its portion of the Fund. The sub-advisors manage roughly equal portions of the Forward Legato Fund’s assets. A team of professional portfolio managers employed by each sub-advisor makes investment decisions for the Fund.

Netols Asset Management Inc. (“NAM”) serves as one of the sub-advisors for the Forward Legato Fund. NAM is a Wisconsin S Corporation. NAM is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, WI 53092. As of December 31, 2006, NAM had assets under management of $471 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding NAM, Mr. Netols was a Portfolio Manager for Putnam Investments. Mr. Netols has managed the portion of the Forward Legato Fund that NAM manages since its inception on April 1, 2005.

Conestoga Capital Advisors, LLC (“CCA”) serves as one of the sub-advisors for the Forward Legato Fund. CCA is a Pennsylvania Limited Liability Company. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2006, CCA had assets under management of $271.5 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer, and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. Messrs. Martindale and Mitchell share joint responsibility for management of the Fund. Each manager is responsible for analysis of certain securities, and buy and sell decisions are made on a unanimous basis. Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001. Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001. Messrs. Martindale and Mitchell have managed the portion of the Forward Legato Fund that CCA manages since its inception on April 1, 2005.

Riverbridge Partners, LLC (“Riverbridge”) serves as one of the sub-advisors for the Forward Legato Fund. Riverbridge is a Minnesota Limited Liability Company. Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of December 31, 2006, Riverbridge had assets under management of $943 million. Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge. Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines. Rick D. Moulton, CFA joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Moulton is also a client relationship manager for

MANAGEMENT OF THE FUNDS

Riverbridge’s institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge. Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry. Philip W. Dobrzynski, CFA joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors. David A. Webb, CFA, is responsible for securities analysis across all industry sectors. Mr. Webb joined Riverbridge in May 2004 as an Investment Intern while a full-time MBA student at the Carlson School of Management at University of Minnesota. From January 2000 to August 2003, Mr. Webb was an equity research analyst for Robert W. Baird & Company. Messrs. Moulton, Thompson, Feick and Dobrzynski have managed the portion of the Forward Legato Fund that Riverbridge manages since its inception on April 1, 2005. Mr. Webb began managing Riverbridge’s portion of the Forward Legato Fund in May 2006. Each member of the Riverbridge investment team, with the exception of Mr. Webb, is responsible for both research and portfolio management functions. Mr. Webb is solely responsible for securities analysis.

•	Forward Emerald Opportunities Fund

Forward Management has engaged the services of Emerald Mutual Fund Advisers Trust (“Emerald”) to act as sub-advisor to the Forward Emerald Opportunities Fund. Emerald was organized as a Delaware statutory trust on March 17, 2005. Emerald is located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment advisor to this Fund, and is located at the same address as that of Emerald. As of December 31, 2006, Emerald Advisers, Inc. had approximately $2.6 billion in assets under management. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies.

The Forward Emerald Opportunities Fund is managed by Joseph E. Besecker and the co-portfolio manager is Joseph W. Garner. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc. Mr. Besecker has been primarily responsible for the management of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. Mr. Besecker has over nineteen years experience in the money management business. Mr. Garner is the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., a position he has held since January 1995. Mr. Garner has been employed by Emerald Advisers, Inc. since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A. Mr. Garner became a portfolio manager of the Forward Emerald Opportunities Fund in May 2006.

•	Forward International Equity Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Equity Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund. PAM was established in 1980 and is the institutional business division of Pictet & Cie, which includes all of the operating

MANAGEMENT OF THE FUNDS

subsidiaries and divisions of Pictet & Cie that carry on institutional asset management. PAM manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805.

As of December 31, 2006, PAM had approximately $100 billion of assets under management, and Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

The Forward International Equity Fund is team managed and all investment decisions are made by the team. The team members are:

Richard Heelis, Business Unit Head of the Regional Equities Team and Co-Head of the EAFE Team, and since January 2002 has served in his current position as the Business Unit Head of the Regional Equities Team. Mr. Heelis joined PAM in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union’s Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals. Mr. Heelis has managed the Forward International Equity Fund since September 1, 2005.

Fabio Paolini, CFA, Senior Investment Manager and Co-Head of the EAFE Team. Mr. Paolini joined the Research Department of Pictet & Cie in Geneva in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined the Institutional Asset Management Team where he was responsible for Global and European equities mandates. He has served as Senior Investment Manager in the Regional Equities Team since January 2000 and as Co-Head of the EAFE Team since July 2006. Before transferring to PAM in London in 1999, Mr. Paolini spent four months with Brown Brothers Harriman in New York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999. Mr. Paolini has managed the Forward International Equity Fund since September 1, 2005.

The Forward Global Emerging Markets Fund is team managed and all investment decisions are made by the team. The members of the team are:

Nidhi Mahurkar, Co-Head, Global Emerging Markets Equities. From May 2001 through January 2006 she was a Senior Investment Manager, Emerging Markets. She has been the Co-Business Unit Head, on the Emerging Markets Team since January 2006. Ms. Mahurkar joined PAM in May 2001 with almost five years of previous experience managing Asian equities at Lazard Asset Management. She was the industry leader for technology within Lazard’s global emerging markets product. Prior to joining Lazard, Ms. Mahurkar worked with American Express in London. She holds a BA in economics and an MBA from the Indian Institute of Management in Bangalore. Ms. Mahurkar has managed the Forward Global Emerging Markets Fund since 2001.

MANAGEMENT OF THE FUNDS

Tom Rodwell, Co-Head, Global Emerging Markets Equities. Mr. Rodwell joined PAM in 1997. Mr. Rodwell has served as the Co-Business Unit Head of the Emerging Markets Team since January 2006. From April 2004 through December 2006, he served as Senior Investment Manager, Emerging Markets Team. From January 2000 through March 2004, he served as Investment Manager in the Emerging Markets Team. In those roles, he has also served as a product specialist for Global Emerging Markets, has worked on portfolio strategy and asset allocation, and was a product specialist with respect to Latin America. He holds a first class BA in history from University College London, and spent four years doing postgraduate research at the same university. Mr. Rodwell holds the Investment Management Certificate. Mr. Rodwell has managed the Forward Global Emerging Markets Fund since 1997.

Stephen Burrows, Senior Investment Manager and Product Specialist, Global Emerging Markets Equities, a position he has held since October 2004. From January 2002 through October 2004, Mr. Burrows served as Senior Investment Manager in the Regional Equities Team. Mr. Burrows joined PAM in 1997. Previously he was a Senior Investment Manager with the European Equities Team. He began his investment career in 1987 with a three year training program at Rothschild Asset Management before moving on to become an Investment Manager for European Equities and a member of the Global Asset Allocation Committee. In 1995 he moved to Norwich Union Investment Management as an Investment Manager in the European Equity team. Mr. Burrows is an Associate member of the Society of Investment Professionals. Mr. Burrows has managed the Forward Global Emerging Markets Fund since 2004.

David Chatterjee, CFA, Senior Investment Manager. Mr. Chatterjee joined PAM as an Investment Manager in 1998, initially concentrating on South Asia, Africa and the Middle East. He has held his current position since April 2004. He graduated from Trinity College, Cambridge with a degree in mathematics in 1992 before completing his Cambridge studies in 1998 with a PhD in pure mathematics. He holds the Investment Management Certificate and is a CFA charterholder. Mr. Chatterjee has managed the Forward Global Emerging Markets Fund since 1998.

Jonathan Bell, Investment Manager. Mr. Bell joined PAM in 2002 and is an Investment Manager in the Global Emerging Markets Equities team, specialising in Asian markets. From December 2002 through March 2005 he served as Assistant Fund Manager on the Emerging Markets Team. Before joining PAM, he worked as an TMT industry analyst for Pyramid Research, a global consultancy with an emerging markets focus. He played a leading role in a variety of financial analysis and due diligence projects and presented at telecommunications conferences throughout the world. Mr. Bell holds an MBA from the Goizueta Business School at Emory University and an MA in International Relations from the Fletcher School of Law & Diplomacy (Harvard). Mr. Bell has managed the Forward Global Emerging Markets Fund since May 2007.

The Forward International Small Companies Fund is team managed and all investment management decisions are made by the team. The team members are:

Aylin Suntay, Head and Senior Investment Manager, Small Cap Equities Team. Ms. Suntay joined PAM in 2001. She has served in her current position as PAM’s Business Unit Head and is a Senior Investment Manager in the Small Capitalization Equities Team since September 2006. From February 2006 through November 2006, she served

MANAGEMENT OF THE FUNDS

as Senior Investment Manager in PAM’s sector teams and EAFE Team. From September 2002 through September 2006, she was a Senior Investment Manager in PAM’s sector teams. From January 2002 through August 2002, Ms. Suntay was Technology Investment Manager for Specialist Equities. Between 1999-2001, before joining PAM, she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001. Ms. Suntay worked for Nicholas Applegate Capital Management as a Portfolio Manager in Emerging Markets in California, USA and London, UK. Before Applegate, Ms. Suntay spent four years with Global Securities in Istanbul, Turkey as an equity analyst. Ms. Suntay holds a BSc in Economics from Istanbul University and a Masters in Finance from the London Business School. Ms. Suntay has managed the Forward International Small Companies Fund since September 2006.

Justin Hill, Senior Investment Manager. Mr. Hill joined PAM in 2001 as a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK and Asia Small Cap markets. Before joining PAM, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St. Hugh’s College, Oxford and is a member of the Institute of Chartered Accountants. Mr. Hill has managed the Forward International Small Companies Fund since 2001.

Michael McLaughlin, Senior Investment Manager. Mr. McLaughlin joined PAM in 1995 as a an Investment Manager in the Specialist Equities Team, responsible for Japan and the Asia-Pacific region. He became a Senior Investment Manager in 1996. His responsibilities cover equity strategy, stock selection and research, as well as asset allocation. Before joining PAM he worked for Provident Mutual, where he was the Japanese Investment Manager and a member of the asset allocation committee. Having graduated from the London School of Economics with a BSc in Industry and Trade, Mr. McLaughlin started his financial career in 1987 with the Central Finance Board of the Methodist Church where he was responsible for Japan and Asia. Mr. McLaughlin has managed the Forward International Small Companies Fund since 1996.

Oliver Knobloch, Senior Investment Manager. Mr. Knobloch joined Pictet & Cie in 1993 and PAM in 2002. Mr. Knobloch has served in his current position as Senior Investment Manager, Specialist Equities in the Small Capitalization Equities Team since September 2006. From September 2002 through September 2006, he served as Senior Investment Manager in PAM’s Sector Teams. From January 2002 through September 2002, he served as an Analyst and Fund Manager - Technology Specialist, Private Banking. In addition, Mr. Knobloch managed the PF-Telecom Fund before he took his current position in September 2006. Before joining PAM, Mr. Knobloch was a sell-side analyst following the European Engineering sector at Credit Suisse in Zurich. Before that, he spent three years at SBC in Basel as a sell-side analyst for the Swiss machinery and watch sector. Mr. Knobloch holds a Masters degree in Economics and a CFPI. Mr. Knobloch has managed the Forward International Small Companies Fund since September 2006.

Nicolas Faure, Investment Manager. Mr. Faure joined PAM in 2006 as an Investment Manager in the Small Cap Equities team, responsible for France, Belgium and the Netherlands. Before joining PAM, he spent two years as a fund manager/analyst for the European Midcap fund at Pascal Advisers S.A. and three years for Crédit Lyonnais Secu -

MANAGEMENT OF THE FUNDS

rities Midcaps S.A. in France as a sell-side analyst focusing on midcap companies. Mr. Faure holds a Master’s degree in Finance from Ecole Supérieure de Commerce de Lyon. Mr. Faure has managed the Forward International Small Companies Fund since May 2007.

•	Forward Progressive Real Estate Fund and Sierra Club Equity Income Fund

Forward Mangement has engaged the services of Forward Uniplan Advisors, Inc. (“Uniplan”) as sub-advisor for the Forward Progressive Real Estate Fund. As of December 31, 2006, Richard Imperiale, President of Uniplan and portfolio manager of the Fund, owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2006, Uniplan and its affiliates managed and advised approximately $530.6 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Mr. Imperiale has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago. Mr. Imperiale has managed the Forward Progressive Real Estate Fund since May 1999 and has managed the Sierra Club Equity Income Fund since April 2005.

HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Forward Funds’ Board of Trustees and shareholders of certain of the Funds have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds, except with respect to the Forward Emerald Opportunities Fund, without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the Investment Company Act of 1940 or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for each Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of a Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share. When you sell shares, you receive the NAV per share minus any applicable redemption fee. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt

VALUATION OF SHARES

securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that a Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as provided by a pricing service. Forward currency exchange contracts will have a market value

VALUATION OF SHARES

determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of a Fund’s securities may be determined through the use of a statistical research service or other calculation methodology. Forward Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount a Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because a Fund may invest in below investment grade securities and securities of small capitalization companies, which may be infrequently traded and therefore relatively illiquid, and foreign securities, the valuation of which may not take place contemporaneously with the calculation of the Fund’s NAV, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, a Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor.

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. To obtain an Account Application, call (800) 999-6809 or download one from www.forwardfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

After you have opened an account, you can make subsequent purchases of shares of Forward Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

You also can make subsequent purchases of Investor and Institutional Class shares through the Internet. To do so, you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not initially open an account with the Funds via the Internet. To purchase Fund shares online, you must select this option on the account application. You can establish a user id and password at www.forwardfunds.com by selecting Account Login. If you have questions or problems accessing your account, contact Forward Funds at (800) 999-6809.

There are no initial sales loads for Investor Class or Institutional Class shares of the Funds. Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial Intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

INVESTOR CLASS SHARES

Minimum Initial Investment Amount:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$ 500 for Automatic Investment Plan accounts
•	$4,000 for all other accounts

Subsequent investments for each Fund must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

PURCHASING SHARES

Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

INSTITUTIONAL CLASS SHARES

These shares are offered to certain investors of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Large Cap Equity Fund, Forward International Equity Fund, Forward Emerald Opportunities Fund, Sierra Club Stock Fund, and Sierra Club Equity Income Fund. Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of these Funds may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

A Fund may waive or reduce the minimum investment requirement for Institutional Class shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates, and shares purchased by retirement plans that have $250,000 or more in plan assets.

EXCHANGE PRIVILEGE

You can exchange your Investor Class and Institutional Class shares of any Forward Fund for Investor Class or Institutional Class shares of any other Forward Fund, or with a money market fund. Please check with Forward Funds to determine which money market funds are available. There are generally no fees for exchanges. However, if you exchange your shares of any Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. For the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, the 2.00% redemption fee will be charged on exchanges made 60 days or less after the purchase date until July 1, 2007; on and after that date the redemption fee will be charged on exchanges made 180 days or less after the purchase date. In addition Forward Funds may suspend a shareholder’s exchange privilege if, in the judgement of Forward Management, the shareholders exchange activity indicates frequent trading of market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in this Prospectus.

Before you decide to exchange shares, you should read the Prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

PURCHASING SHARES

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. In order to make an exchange into a new account for Institutional Class shares, the exchange must satisfy the $100,000 minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that Business Day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

PURCHASING SHARES

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, select Account Login and obtain a user ID and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

PURCHASING SHARES

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agent, and subject to any applicable redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

SHORT-TERM REDEMPTION FEE

If you sell or exchange your shares of any Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. For the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, the 2.00% redemption fee will be charged on sales and exchanges made 60 days or less after the purchase date until July 1, 2007; on and after that date the redemption fee will be charged on exchanges made 180 days or less after the purchase date. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan or for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares. The redemption fee may not apply in certain other circumstances, including the death or disability of a shareholder. The investment advisor may waive the redemption fee on a case-by-case basis where collection of the fee is impractical, such as for pension funds, retirement plans and other shareholders investing through omnibus accounts, where the short-term holding period is the result of the shareholder’s plan for periodic rebalancing of assets, or in cases of natural disaster affecting shareholders; although the investment advisor reserves the right to impose the redemption fees on shares held by such shareholders at any time if warranted by the cost to the Fund of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, a sub-advisor, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of

REDEEMING SHARES

the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals.

•	Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption.

REDEEMING SHARES

The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders. For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $100,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management may review trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing fund shares transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Funds’ Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures.

While the policies and procedures described above have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted a Service and Distribution Plan Under Rule 12b-1 (the “Plan”) which allows each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Investor Class shareholders.

Because these fees are paid out of assets attributable to each Fund’s Investor Class shares on an on-going basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund, Forward Large Cap Equity Fund, Forward International Equity Fund, Forward Emerald Opportunities Fund, Sierra Club Stock Fund and Sierra Club Equity Income Fund will not be subject to the Plan or any 12b-1 fees.

Forward Funds has adopted a Shareholder Services Plan with respect to the Investor Class shares of each of the Funds and the Institutional Class shares of the Forward Legato Fund, Forward Large Cap Equity Fund, Forward International Equity Fund, Forward Emerald Opportunities Fund, Sierra Club Stock Fund and Sierra Club Equity Income Fund. Under the Shareholder Services Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund attributable to Investor Class shares and to the Institutional Class shares of the Forward Legato Fund, Forward Large Cap Equity Fund, Forward International Equity Fund, Forward Emerald Opportunities Fund, Sierra Club Stock Fund and Sierra Club Equity Income Fund. Shareholders owning Institutional Class shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund and Forward International Small Companies Fund will not be subject to the Shareholder Services Plan.

Forward Management may, out of its own resources (that may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Funds or make them available to their customers. You may ask your financial intermediary for more information about these payments.

DIVIDENDS AND TAXES

The Forward Large Cap Equity Fund, Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Emerald Opportunities Fund, Forward Legato Fund and Sierra Club Stock Fund expect to declare and pay dividends of net investment income and capital gain distributions annually, if available. The Sierra Club Equity Income Fund expects to declare and pay income dividends quarterly and capital gain distributions annually, if available. The Forward Progressive Real Estate Fund expects to declare and pay income dividends monthly and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809 or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will generally be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Distributions of earnings from dividends paid by certain “qualifying foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

DIVIDENDS AND TAXES

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Forward Progressive Real Estate Fund and the Sierra Club Equity Income Fund plan to, and the other Funds may, invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. Distributions in

DIVIDENDS AND TAXES

excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com and additionally discloses the portfolio holdings of the Sierra Club Stock Fund and Sierra Club Equity Income Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of the Forward Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about the Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Forward Funds’ shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance and other financial information for the last five years of the Funds’ operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investment in each Fund increased (or loss) assuming reinvestment of all dividends and distributions. Information for the fiscal years ended December 31, 2002 through and including 2006 has been audited by PricewaterhouseCoopers, LLP whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which was filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0001193125-07-050725) and is available upon request.

The Funds are successor mutual funds to previously operational funds (the “Predecessor Funds”) which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Funds were reorganized into newly organized series of the Trust effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization. For the period ending June 30, 2005, the financial highlights tables relate to the Predecessor Funds.

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders when they are prepared.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented.

Forward Large Cap Equity Fund - Class A
Period Ended December 31, 2006(a)

Net asset value, beginning of period	$10.00
Income/(loss) from operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.42

Less distributions:
From investment income	(0.02)

Total distributions	(0.02)

Redemption fees added to paid in capital	—

Net increase in net asset value	0.40

Net asset value, end of period	$10.40

Total Return(b)	4.24%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$10,425
Ratios to average net assets:
Net investment income including reimbursement/waiver	1.44%(d)
Operating expenses including reimbursement/waiver	1.35%(d)
Operating expenses excluding reimbursement/waiver	1.84%(d)
Portfolio turnover rate	0%(c)

(a)	The Fund began offering Class A shares on October 31, 2006.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

Net asset value, beginning of period	$19.40	$18.45	$16.17	$12.05	$14.78
Income/(loss) from operations:
Net investment loss	(0.16)	(0.14)	(0.17)	(0.17)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.96	1.91	3.86	4.57	(2.55)

Total from investment operations	1.80	1.77	3.69	4.40	(2.73)

Less distributions:
From capital gains	(0.75)	(0.82)	(1.41)	(0.28)	—

Total distributions	(0.75)	(0.82)	(1.41)	(0.28)	—

Redemption fees added to paid in capital	0.02	— (a)	— (a)	— (a)	— (a)

Net increase/(decrease) in net asset value	1.07	0.95	2.28	4.12	(2.73)

Net asset value, end of period	$20.47	$19.40	$18.45	$16.17	$12.05

Total Return	9.34%	9.63%	22.77%	36.49%	(18.47)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$407,848	$323,125	$187,230	$128,317	$91,979
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.79)%	(0.96)%	(1.21)%	(1.28)%	(1.30)%
Operating expenses including reimbursement/waiver	1.69%	1.73%(b)	1.78%	1.83%	1.85%
Operating expenses excluding reimbursement/waiver	1.71%	1.98%	1.80%	1.89%	1.89%
Portfolio turnover rate	210%	181%	207%	190%	147%

(a)	Amount represents less than $0.01 per share.
(b)	Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund - Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)

Net asset value, beginning of period	$19.77	$18.71	$16.31	$12.10	$14.12
Income/(loss) from operations:
Net investment loss	(0.05)	(0.08)	(0.07)	(0.05)	(0.08)
Net realized and unrealized gain/(loss) on investments	1.95	1.96	3.88	4.54	(1.94)

Total from investment operations	1.90	1.88	3.81	4.49	(2.02)

Less distributions:
From capital gains	(0.75)	(0.82)	(1.41)	(0.28)	—

Total distributions	(0.75)	(0.82)	(1.41)	(0.28)	—

Redemption fees added to paid in capital	0.01	— (b)	— (b)	— (b)	— (b)

Net increase/(decrease) in net asset value	1.16	1.06	2.40	4.21	(2.02)

Net asset value, end of period	$20.93	$19.77	$18.71	$16.31	$12.10

Total Return	9.63%	10.08%	23.31%	37.08%	(14.31)%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$139,716	$34,442	$10,491	$3,926	$214
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.47)%	(0.53)%	(0.76)%	(0.82)%	(1.13)%(d)
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34%	1.35%	1.85%(d)
Operating expenses excluding reimbursement/waiver	1.39%	1.66%	1.48%	1.74%	1.85%(d)
Portfolio turnover rate	210%	181%	207%	190%	147%(e)

(a)	The Fund began offering Institutional Class shares on June 6, 2002.
(b)	Amount represents less than $0.01 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2002.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Hoover Mini-Cap Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003(a)

Net asset value, beginning of period	$17.81	$16.26	$14.21	$10.00
Income/(loss) from operations:
Net investment loss	(0.16)	(0.20)	(0.19)	(0.13)
Net realized and unrealized gain on investments	2.36	2.20	2.41	4.52

Total from investment operations	2.20	2.00	2.22	4.39

Less distributions:
From capital gains	(0.75)	(0.45)	(0.17)	(0.18)

Total distributions	(0.75)	(0.45)	(0.17)	(0.18)

Redemption fees added to paid in capital	0.01	— (b)	— (b)	— (b)

Net increase in net asset value	1.46	1.55	2.05	4.21

Net asset value, end of period	$19.27	$17.81	$16.26	$14.21

Total Return	12.44%	12.28%	15.64%	43.91%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$10,202	$8,741	$7,722	$6,027
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.74)%	(1.25)%	(1.41)%	(1.67)%
Operating expenses including reimbursement/waiver	1.78%(c)	1.99%	1.95%	1.99%
Operating expenses excluding reimbursement/waiver	1.78%	1.99%	2.21%	4.84%
Portfolio turnover rate	270%	277%	306%	421%

(a)	The Fund began offering Investor Class shares on January 1, 2003.
(b)	Amount represents less than $0.01 per share.
(c)	Effective January 2, 2006, the net expense limitation changed from 1.99% to 1.79%.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Hoover Mini-Cap Fund - Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Period Ended December 31, 2003(a)

Net asset value, beginning of period	$18.05	$16.38	$14.24	$13.02
Income/(loss) from operations:
Net investment loss	(0.02)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain on investments	2.35	2.23	2.40	1.43

Total from investment operations	2.33	2.12	2.31	1.40

Less distributions:
From capital gains	(0.75)	(0.45)	(0.17)	(0.18)

Total distributions	(0.75)	(0.45)	(0.17)	(0.18)

Redemption fees added to paid in capital	— (b)	— (b)	— (b)	—

Net increase in net asset value	1.58	1.67	2.14	1.22

Net asset value, end of period	$19.63	$18.05	$16.38	$14.24

Total Return	12.94%	12.92%	16.24%	10.76%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$100,181	$31,088	$24,706	$9,373
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.19)%	(0.69)%	(0.86)%	(1.04)%(d)
Operating expenses including reimbursement/waiver	1.23%(e)	1.43%	1.43%	1.43%(d)
Operating expenses excluding reimbursement/waiver	1.37%	1.71%	1.87%	3.44%(d)
Portfolio turnover rate	270%	277%	306%	421%(f)

(a)	The Fund began offering Institutional Class shares on August 15, 2003.
(b)	Amount represents less than $0.01 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Effective January 2, 2006, the net expense limitation changed from 1.43% to 1.23%.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2003.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Legato Fund - Class A
	Year Ended December 31, 2006	Period Ended December 31, 2005(a)

Net asset value, beginning of period	$11.30	$10.00
Income/(loss) from operations:
Net investment loss	(0.12)	(0.10)
Net realized and unrealized gain on investments	1.21	1.43

Total from investment operations	1.09	1.33

Less distributions:
From capital gains	(0.20)	(0.03)

Total distributions	(0.20)	(0.03)

Net increase in net asset value	0.89	1.30

Net asset value, end of period	$12.19	$11.30

Total Return(b)	9.69%	13.34%(c)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$8,991	$6,876
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(1.03)%	(1.25)%(d)
Operating expenses including reimbursement/waiver	1.78%(e)	1.89%(d)
Operating expenses excluding reimbursement/waiver	1.95%	3.53%(d)
Portfolio turnover rate	36%	28%(c)

(a)	The Fund commenced operations on April 1, 2005.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Emerald Opportunities Fund - Class A
	Year Ended December 31, 2006	Six Months Ended December 31, 2005(a)	Year Ended June 30, 2005(a)	Year Ended June 30, 2004(a)	Year Ended June 30, 2003(a)	Year Ended June 30, 2002(a)

Net asset value, beginning of period	$8.39	$7.03	$7.13	$5.64	$5.38	$12.15
Income/(loss) from operations:
Net investment loss	(0.07)	(0.08)(b)	(0.17)(b)	(0.19)(b)	(0.12)(b)	(0.20)(b)
Net realized and unrealized gain/(loss) on investments	0.89	1.44	0.07	1.68	0.38	(6.15)

Total from investment operations	0.82	1.36	(0.10)	1.49	0.26	(6.35)

Less distributions:
From capital gains	—	—	—	—	—	(0.42)

Total distributions	—	—	—	—	—	(0.42)

Redemption fees added to paid in capital	— (c)	—	—	—	—	—

Net increase/(decrease) in net asset value	0.82	1.36	(0.10)	1.49	0.26	(6.77)

Net asset value, end of period	$9.21	$8.39	$7.03	$7.13	$5.64	$5.38

Total Return(d)	9.77%	19.35%(e)	(1.40)%	26.42%	4.83%	(53.76)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$9,026	$6,004	$2,793	$3,202	$2,572	$3,132
Ratios to average net assets (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.85)%	(2.15)%(f)	(2.62)%	(2.65)%	(2.69)%	(2.50)%
Net investment loss excluding reimbursement/waiver	(1.12)%	(2.56)%(f)	(2.76)%	(2.67)%	(4.78)%	(4.26)%
Operating expenses including reimbursement/waiver	2.28%(g)	2.73%(f)	2.76%	2.74%	2.90%	2.90%
Operating expenses excluding reimbursement/waiver	2.56%	3.14%(f)	2.90%	2.75%	4.99%	4.66%
Ratios to average net assets (including dividends on short sales expense):
Operating expenses including reimbursement/waiver	2.31%(g)	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Operating expenses excluding reimbursement/waiver	2.58%	n/a(h)	n/a(h)	n/a(h)	n/a(h)	n/a(h)
Portfolio turnover rate	380%	156%(e)	189%	65%	151%	249%

(a)

Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.01 per share.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)	Effective May 1, 2006, the net expense limitation changed from 2.90% to 1.99%.
(h)	Not applicable, no dividends on short sales expense.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004(a)	Period Ended December 31, 2003(b)

Net asset value, beginning of period	$18.83	$14.21	$11.86	$6.98
Income/(loss) from operations:
Net investment income	0.05	0.27	0.21	—
Net realized and unrealized gain on investments	5.58	4.61	2.35	4.94

Total from investment operations	5.63	4.88	2.56	4.94

Less distributions:
From investment income	(0.06)	(0.26)	(0.22)	(0.06)

From capital gains	(1.34)	0.00	0.00	0.00

Total distributions	(1.40)	(0.26)	(0.22)	(0.06)

Redemption fees added to paid in capital	0.02	— (c)	0.01	— (c)

Net increase in net asset value	4.25	4.62	2.35	4.88

Net asset value, end of period	$23.08	$18.83	$14.21	$11.86

Total Return	30.36%	34.36%	22.06%	70.83%(d)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$13,336	$8,833	$969	$227
Ratios to average net assets:
Net investment loss including reimbursement/waiver	0.26%	2.57%	(0.32)%	0.66%(e)
Operating expenses including reimbursement/waiver	1.81%(f)	1.95%	1.98%(g)	1.95%(e)
Operating expenses excluding reimbursement/waiver	2.26%	3.04%	3.29%(g)	2.48%(e)
Portfolio turnover rate	102%	62%	45%	44%

(a)

On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

(b)	The Pictet Global Emerging Markets Fund—Retail Class commenced operations on April 9, 2003.
(c)	Amount represents less than $0.01 per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.
(g)

The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004(a)	Year Ended December 31, 2003	Year Ended December 31, 2002

Net asset value, beginning of period	$18.88	$14.23	$11.88	$6.92	$6.89
Income/(loss) from operations:
Net investment income	0.12	0.33	0.23	0.08	0.01
Net realized and unrealized gain on investments	5.62	4.62	2.36	4.95	0.03

Total from investment operations	5.74	4.95	2.59	5.03	0.04

Less distributions:
From investment income	(0.12)	(0.30)	(0.25)	(0.07)	(0.01)
From capital gains	(1.34)	0.00	0.00	0.00	0.00

Total distributions	(1.46)	(0.30)	(0.25)	(0.07)	(0.01)

Redemption fees added to paid in capital	0.02	— (b)	0.01	— (b)	— (b)

Net increase in net asset value	4.30	4.65	2.35	4.96	0.03

Net asset value, end of period	$23.18	$18.88	$14.23	$11.88	$6.92

Total Return	30.84%	34.79%	22.26%	72.72%	0.60%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$42,283	$28,765	$18,854	$116,774	$67,509
Ratios to average net assets:
Net investment income including reimbursement/waiver	0.68%	2.34%	0.63%	0.91%	0.16%
Operating expenses including reimbursement/waiver	1.47%(c)	1.70%	1.70%(d)	1.70%	1.70%
Operating expenses excluding reimbursement/waiver	1.86%	2.84%	2.38%(d)	2.23%	2.31%
Portfolio turnover rate	102%	62%	45%	44%	47%

(a)

On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund.

(b)	Amount represents less than $0.01 per share.
(c)	Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.
(d)

The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Institutional Class would have been 1.70% and 2.37%, respectively.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward International Equity Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005(a)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

Net asset value, beginning of period	$15.01	$12.78	$11.31	$8.21	$9.63
Income/(loss) from operations:
Net investment income/(loss)	0.09	0.05	(0.02)	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments	4.99	2.19	1.49	3.11	(1.38)

Total from investment operations	5.08	2.24	1.47	3.10	(1.42)

Less distributions:
From investment income	(0.12)	(0.01)	—	—	—

From capital gains	(1.74)	—	—	—	—

Total distributions	(1.86)	(0.01)	0.00	0.00	0.00

Redemption fees added to paid in capital	— (b)	— (b)	— (b)	— (b)	— (b)

Net increase/(decrease) in net asset value	3.22	2.23	1.47	3.10	(1.42)

Net asset value, end of period	$18.23	$15.01	$12.78	$11.31	$8.21

Total Return	34.40%	17.50%	13.00%	37.76%	(14.75)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$33,823	$24,880	$24,204	$21,189	$15,322
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.53%	0.37%	(0.20)%	(0.16)%	(0.44)%
Operating expenses including reimbursement/waiver	1.42%(d)	1.69%	1.71%(c)	1.99%	1.95%
Operating expenses excluding reimbursement/waiver	1.80%	2.28%	2.09%	2.48%	2.43%
Portfolio turnover rate	94%	138%	50%	25%	37%

(a)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.
(b)	Amount represents less than $0.01 per share.
(c)	Effective January 26, 2004, the net expense limitation changed from 1.99% to 1.69%.
(d)	Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward International Small Companies Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003(a)	Period Ended December 31, 2002(b)

Net asset value, beginning of period	$15.11	$12.87	$10.39	$6.44	$7.34
Income/(loss) from operations:
Net investment income	0.08	0.11(c)	0.05(c)	0.02(c)	0.02(c)
Net realized and unrealized gain/(loss) on investments	4.34	3.23	2.59	3.94	(0.90)

Total from investment operations	4.42	3.34	2.64	3.96	(0.88)

Less distributions:
From investment income	(0.04)	(0.08)	(0.03)	(0.02)	(0.03)

From capital gains	(0.54)	(1.02)	(0.14)	0.00	0.00

Total Distributions	(0.58)	(1.10)	(0.17)	(0.02)	(0.03)

Redemption fees added to paid in capital	0.01	— (d)	0.01	0.01	0.01

Net increase/(decrease) in net asset value	3.85	2.24	2.48	3.95	(0.90)

Net asset value, end of period	$18.96	$15.11	$12.87	$10.39	$6.44

Total Return	29.51%	26.57%	25.55%	61.64%	(11.82)%(e)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$251,488	$64,346	$9,819	$15,981	$312
Ratios to average net assets:
Net investment income including reimbursement/waiver	0.51%	0.82%	0.47%	0.24%	0.27%(f)
Operating expenses including reimbursement/waiver	1.56%(g)	1.45%	1.46%(h)	1.45%	1.45%(f)
Operating expenses excluding reimbursement/waiver	1.66%	1.84%	2.26%(h)	2.45%	2.82%(f)
Portfolio turnover rate	75%	91%	175%	52%	133%(i)

(a)

On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

(b)	The Pictet International Small Companies Fund—Retail Class commenced operations on March 5, 2002.
(c)	Per share numbers have been calculated using the average share method.
(d)	Amount represents less than $0.01 per share.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.
(h)

The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for would have been 1.45% and 2.25%, respectively.

(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2002.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward International Small Companies Fund - Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003(a)	Year Ended December 31, 2002

Net asset value, beginning of period	$15.15	$12.89	$10.40	$6.44	$7.35
Income/(loss) from operations:
Net investment income	0.09	0.16(b)	0.08(b)	0.04(b)	0.04(b)
Net realized and unrealized gain/(loss) on investments	4.39	3.23	2.61	3.94	(0.92)

Total from investment operations	4.48	3.39	2.69	3.98	(0.88)

Less distributions:
From investment income	(0.08)	(0.11)	(0.07)	(0.03)	(0.04)
From capital gains	(0.54)	(1.02)	(0.14)	—	—

Total distributions	(0.62)	(1.13)	(0.21)	(0.03)	(0.04)

Redemption fees added to paid in capital	0.01	— (c)	0.01	0.01	0.01

Net increase/(decrease) in net asset value	3.87	2.26	2.49	3.96	(0.91)

Net asset value, end of period	$19.02	$15.15	$12.89	$10.40	$6.44

Total Return	29.91%	26.81%	25.99%	61.95%	(11.87)%
Ratios/supplemental Data:
Net assets, end of period (in 000s)	$389,983	$144,302	$49,068	$26,221	$22,251
Ratios To Average Net Assets:
Net investment income including reimbursement/waiver	0.77%	1.12%	0.75%	0.49%	0.52%
Operating expenses including reimbursement/waiver	1.25%(d)	1.20%	1.21%(e)	1.20%	1.20%
Operating expenses excluding reimbursement/waiver	1.28%	1.46%	2.12%(e)	2.20%	2.57%
Portfolio Turnover Rate	75%	91%	175%	52%	133%

(a)

On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund.

(b)	Per share numbers have been calculated using the average share method.
(c)	Amount represents less than $0.01 per share.
(d)	Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.
(e)

The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.20% and 2.11%, respectively.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Forward Progressive Real Estate Fund - Investor Class
	Year Ended December 31, 2006(a)	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

Net asset value, beginning of period	$16.69	$16.62	$14.01	$11.24	$11.43
Income/(loss) from operations:
Net investment income	0.13	0.33(b)	0.34(b)	0.30(b)	0.40(b)
Net realized and unrealized gain on investments	5.08	1.47(b)	3.62(b)	2.85(b)	0.02(b)

Total from investment operations	5.21	1.80	3.96	3.15	0.42

Less distributions:
From investment income	(0.27)	(0.22)	(0.59)	(0.31)	(0.44)
From capital gains	(0.97)	(1.50)	(0.76)	(0.07)	(0.17)
Tax return of capital	—	(0.01)	—	—	—

Total distributions	(1.24)	(1.73)	(1.35)	(0.38)	(0.61)

Redemption fees added to paid in capital	— (c)	— (c)	— (c)	— (c)	— (c)

Net increase/(decrease) in net asset value	3.97	0.07	2.61	2.77	(0.19)

Net asset value, end of period	$20.66	$16.69	$16.62	$14.01	$11.24

Total Return	31.24%	11.01%	28.77%	28.53%	3.56%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$48,450	$43,288	$48,346	$36,735	$23,456
Ratios to average net assets:
Net investment income including reimbursement/waiver	0.70%	1.98%(b)	2.23%(b)	2.50%(b)	3.63%(b)
Operating expenses including reimbursement/waiver	1.35%(d)	1.79%	1.85%	1.91%	1.94%
Operating expenses excluding reimbursement/waiver	n/a(e)	n/a(e)	n/a(e)	2.16%	2.09%
Portfolio turnover rate	19%	21%	32%	17%	22%

(a)	Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.
(b)

The Fund ‘s Financial Highlights have been restated to reclassify amounts reported for the net investment income per share, net realized and unrealized gain/(loss) on investments per share and the ratio of net investment income to average net assets for the years ended December 31, 2005 and earlier. The effect of this restatement was to reduce the net investment income per share by $(0.12), $(0.14), $(0.09) and $(0.04) for years ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively. The effect of this restatement was to correspondingly increase net realized and unrealized gain/(loss) on investments per share by $0.12, $0.14, $0.09 and $0.04 for years ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively. The effect of this restatement was to reduce the ratio of net investment income to average net assets by (0.71)%, (0.94)%, (0.80)% and (0.40)% for years ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

(c)	Amount represents less than $0.01 per share.
(d)	Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%.
(e)	Not applicable, no reimbursements were made by the Advisor.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Sierra Club Equity Income Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005(b)	Year Ended December 31, 2004	Year Ended December 31, 2003(a)

Net asset value, beginning of period	$11.48	$12.05	$11.66	$10.00
Income/(loss) from operations:
Net investment income/(loss)	0.08	0.01	(0.02)	(0.04)
Net realized and unrealized gain on investments	0.68	0.05	1.09	1.90

Total from investment operations	0.76	0.06	1.07	1.86

Less distributions:
From investment income	(0.08)	(0.01)	—	—
From capital gains	(0.34)	(0.62)	(0.68)	(0.20)

Total distributions	(0.42)	(0.63)	(0.68)	(0.20)

Redemption fees added to paid in capital	— (c)	— (c)	— (c)	— (c)

Net increase/(decrease) in net asset value	0.34	(0.57)	0.39	1.66

Net asset value, end of period	$11.82	$11.48	$12.05	$11.66

Total Return	6.65%	0.49%	9.18%	18.65%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$25,273	$30,146	$30,422	$26,882
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.69%	0.12%	(0.18)%	(0.36)%
Operating expenses including reimbursement/waiver	1.69%	1.69%	1.72%(d)(e)	1.84%
Operating expenses excluding reimbursement/waiver	1.72%	1.87%	2.01%(e)	2.60%
Portfolio turnover rate	74%	89%	79%	62%

(a)	The Fund commenced operations on January 1, 2003.
(b)	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.
(c)	Amount represents less than $0.01 per share.
(d)	Effective January 26, 2004, the net expense limitation changed from 1.84% to 1.69%.
(e)

The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented.

	Sierra Club Stock Fund - Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

Net asset value, beginning of period	$11.92	$11.99	$10.39	$7.87	$10.32
Income/(loss) from operations:
Net investment income/(loss)	0.01	(0.08)	(0.05)	(0.05)	(1.15)
Net realized and unrealized gain/(loss) on investments	0.91	0.31	1.74	2.57	(1.30)

Total from investment operations	0.92	0.23	1.69	2.52	(2.45)

Less distributions:
From net investment income	(0.01)	—	—	—	—
From capital gains	(1.16)	(0.30)	(0.09)	—	—

Total distributions	(1.17)	(0.30)	(0.09)	—	—

Redemption fees added to paid in capital	— (a)	— (a)	— (a)	— (a)	— (a)

Net increase/(decrease) in net asset value	(0.25)	(0.07)	1.60	2.52	(2.45)

Net asset value, end of period	$11.67	$11.92	$11.99	$10.39	$7.87

Total return	7.82%	1.95%	16.23%	32.02%	(23.74)%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$30,707	$24,272	$20,201	$8,155	$518
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver/custodian fee credits	0.08%	(0.72)%	(0.70)%	(0.95)%	(0.34)%
Operating expenses including reimbursement/waiver/custodian fee credits	1.37%(d)	1.69%	1.70%(b)(c)	1.84%	1.86%
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.59%	2.29%	2.70%(c)	6.32%	1.96%
Portfolio turnover rate	127%	70%	93%	56%	88%

(a)	Amount represents less than $0.01 per share.
(b)	Effective January 26, 2004, the net expense limitation changed from 1.84% to 1.69%.
(c)

The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.

(d)	Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

FORWARD FUNDS

Forward Large Cap Equity Fund

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Forward Emerald Opportunities Fund

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Progressive Real Estate Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISORS

Affinity Investment Advisors, LLC

Forward Large Cap Equity Fund

Hoover Investment Management Co., LLC

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Netols Asset Management Inc.

Conestoga Capital Advisors, LLC

Riverbridge Partners, LLC

Forward Legato Fund

Emerald Mutual Fund Advisers Trust

Forward Emerald Opportunities Fund

Pictet Asset Management Limited

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Uniplan Advisors, Inc.

Forward Progressive Real Estate Fund

Sierra Club Equity Income Fund

ADMINISTRATOR

ALPS Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Fund Services, Inc.

➢	Forward Large Cap Equity Fund

➢	Forward Hoover Small Cap Equity Fund

➢	Forward Hoover Mini-Cap Fund

➢	Forward Legato Fund

➢	Forward Emerald Opportunities Fund

➢	Forward Global Emerging Markets Fund

➢	Forward International Equity Fund

➢	Forward International Small Companies Fund

➢	Forward Progressive Real Estate Fund

➢	Sierra Club Equity Income Fund

➢	Sierra Club Stock Fund

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund’s performance, include the Funds’ financial statements, and discuss the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

FWD000837 050108

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Fund and is considered a part of this Prospectus. The SAI also contains a description of the Funds’ policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF

THESE DOCUMENTS?

By following one of the four procedures below:

1.	Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809. Or go to www.forwardfunds.com or www.sierraclubfunds.com and download a free copy.
2.	Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.
3.	Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.
4.	After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

PROSPECTUS

CLASS A AND CLASS C SHARES

May 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. It is a criminal offense to say otherwise.

Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Fund are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers thirteen other portfolios, including Class A, Class C and Investor and Institutional Class shares of certain of the Forward Funds, by separate Prospectuses, which are available upon request.

The Forward Long/Short Credit Analysis Fund is only available for purchase by investors who meet certain net worth or minimum investment requirements.

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

OBJECTIVE

The Forward Long/Short Credit Analysis Fund (the “Fund”) seeks to maximize total return (capital appreciation and income). There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - LONG/SHORT CREDIT ANALYSIS

The Forward Long/Short Credit Analysis Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The Fund may also invest a substantial portion of its assets in interest rate swaps, credit default swaps, total return swaps, futures and options and other derivative instruments. The value of a derivative instrument “derives” from the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Fund may invest in derivatives both for hedging purposes and in an attempt to achieve investment returns consistent with the Fund’s investment objective. These instruments include options, futures contracts, forward currency contracts, swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps) and similar instruments. The Fund’s sub-advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. There is limited consensus as to what constitutes a “derivative” security. For the Fund’s purposes, derivatives also include specially structured types of mortgage and asset-backed securities and dollar denominated securities whose values are linked to foreign currencies. The Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

The Fund will be actively managed and will seek to maximize total rate of return and minimize investment risk using a credit-based, relative value investment strategy. The Fund will seek to deliver uncorrelated returns versus other investment alternatives and asset classes by taking advantage of relative value, cross-over trading opportunities and market anomalies and inefficiencies across a wide array of the credit risk markets.

The Fund uses a “credit long/short” investment strategy based on credit assessments of individual issues and sectors, rather than relying on a forecast of the future direction of interest rates. This investment strategy also incorporates certain “relative value” elements. The Fund’s sub-advisor will screen various sectors in order to attempt to locate undervalued and overlooked opportunities, as well as to attempt to exploit certain arbitrage opportunities among the various fixed income markets. The Fund’s sub-advisor expects to express positive views on specific credits by taking long positions in cash bonds and/or selling credit default swaps and negative views on specific credits by taking short positions in cash bonds and/or purchasing credit default swaps. The Fund’s short positions may equal up to 100% of the Fund’s net asset value, and it is possible that at certain times, the Fund may be approximately “100% short.” A short sale is a transaction in which the Fund sells a security it does not own (and that it borrows) in anticipation that the market price of that security will decline. When the Fund sells a security short, it incurs an obligation to replace the security borrowed at whatever its price may be at the

1

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

time it purchases the security for delivery to the securities lender. The Fund will realize a gain if, at that time, the price of the security is less than the price of the security when it was sold short, and will realize a loss if, at that time, the price of the security is greater than the price of the security when it was sold short.

The sub-advisor may at any time position Fund investments in any industry sector, although the Fund will not invest more than 25% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in any one industry sector.

To the extent deemed by the Fund’s sub-advisor to be consistent with the objective of maximizing total return, the Fund may invest without limit in federally tax-exempt municipal bonds.

The Fund may invest in debt securities rated investment grade and below investment grade, including certain “unrated” securities, which may include private placements and restricted securities. Securities rated in the “Baa” category or above by Moody’s Investors Service (“Moody’s”), or “BBB” category or above by Standard & Poor’s Corporation (“S&P”), or Fitch Investors Service (“Fitch”), or comparable unrated securities are referred to as investment grade securities. Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. The Fund may invest its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in below investment grade securities without restriction. The Fund may take positions in debt securities that rank junior to other outstanding securities and obligations of an issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may take positions in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund may invest in securities that are moral obligations of issuers or subject to appropriations. In such situations, the Fund will be subject to additional credit and liquidity risks.

The Fund will seek to control risk by hedging portfolio risk through both long and short positions, based on individual credit evaluations, as well as by engaging in certain strategies such as interest rate swaps, credit default swaps, total return swaps, futures and options to hedge the portfolio’s interest rate risk. However, there is no assurance that any hedging techniques employed by the Fund’s sub-advisor will be successful or that hedging strategies will be available if sought by the Fund’s sub-advisor. The Fund may also engage in such strategies in an attempt to achieve the Fund’s investment objective.

The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD LONG/SHORT CREDIT ANALYSIS FUND?

As with any mutual fund investment, an investment in the Forward Long/Short Credit Analysis Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value and the Fund’s short selling and borrowing activities and other investment techniques may cause losses to the Fund, the net asset value of the Fund and the value of your investment may also decrease. You

2

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Nature of Investments

Subject to the Fund’s investment policies, the sub-advisor has broad discretion in making investments for the Fund. The Fund’s investments generally consist of municipal bonds, corporate bonds and other fixed income securities that may be affected by business, financial market or legal uncertainties. There can be no assurance that the sub-advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments or on the results of short selling or borrowing activity. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments. In addition, the value of the Fund’s portfolio may fluctuate as the general level of interest rates fluctuates.

•	Debt Securities

Debt securities in which the Fund may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund’s investments in bonds. Investments in these types of securities pose the risk that the sub-advisor’s forecast of the direction of interest rates might be incorrect. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. The Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

•	Lower-Rated Debt Securities

Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. Although they may offer higher yields than higher rated securities, high-risk, low-rated debt securities and comparable unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and comparable unrated debt

3

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios.

Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated.

•	Derivatives

The Fund may utilize derivatives for hedging purposes and to attempt to achieve investment returns. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Use of derivatives may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, where derivatives are used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Fund’s sub-advisor. Certain derivatives may create a risk of loss greater than the amount invested. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund’s sub-advisor takes these risks into account in its management of the Fund.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the sub-advisor may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated

4

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

with stocks and bonds. Investing in a particular derivative product requires an understanding of both the underlying instrument and the derivative itself without being able to observe the performance of the derivative under all possible market conditions. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the sub-advisor inaccurately forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

A further description of these and other derivative instruments that the Fund may use are described in the Statement of Additional Information (“SAI”).

•	Short Sales

The Fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of the Fund. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a “short squeeze” could occur, causing the security’s price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party) adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile. In rising securities markets, the Fund’s risk of loss related to short selling will be greater than in declining securities markets. Over time, securities markets have risen more often than they have declined.

Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

5

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

•	Borrowing

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceeds the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. Successful use of borrowing depends on the sub-advisor’s ability to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Some of the Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund.

•	Portfolio Turnover

As a result of the Fund’s investment strategies, the Fund may experience a high portfolio turnover rate. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) for the Fund and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. However, the calculation of the Fund’s portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

•	Non-Diversification

The Fund is a non-diversified fund, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with tax diversification regulations, which require it to be diversified at each quarter end with respect to at least half of its assets.

As a “non-diversified” mutual fund, the Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

6

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

PERFORMANCE HISTORY

The Fund commenced operations on December 29, 2006 and therefore does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

7

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Long/Short Credit Analysis Fund. The Fund has a 20% performance fee based on the Fund’s investment performance. This fee is relatively high compared to typical mutual funds, and most mutual funds do not charge a performance fee. The Fund’s performance fee, if earned, will have the effect of reducing the Fund’s net investment returns. The performance fee may also provide the Fund’s sub-advisor with incentive to cause the Fund to engage in riskier investment strategies in order to realize investment return. While the performance fee will reward the Fund’s investment advisor and sub-advisor for positive investment performance, there is no proportional penalty for negative performance. It is possible for the Fund to owe a performance fee for positive performance during certain periods even if performance is negative over an extended period.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. Investors in Class C Shares of the Fund do not pay a front-end sales charge but may incur a contingent deferred sales charge (“CDSC”).

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 18 months (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) within 180 days of purchase+	2.00%	2.00%

8

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fees(1)	2.125%	2.125%
Distribution (12b-1) Fees(2)	0.25%	0.75%
Interest Payments on Borrowed Funds(3)	1.92%	1.92%
Shareholder Services Fees(4)	0.10%	0.25%
Other Expenses(5)	1.095%	1.095%
Total Annual Fund Operating Expenses	5.49%	6.14%
Fee Waiver(6)	(0.98)%	(0.98)%
Net Expenses	4.51%	5.16%
+	This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is also intended to discourage short-term trading of the Fund’s shares.
(1)	The Management Fees are comprised of an asset-based management fee in the amount of 1.125% and a performance fee that is assessed only on positive performance. The performance fee has been estimated to be in the amount of 1.00% (which is based on the performance fee of 20% of the Fund’s high watermarked performance and an assumed 5% annual rate of return). Actual performance fees will depend on the Fund’s future returns.
(2)	The Fund has adopted Distribution Plans pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(3)	Assumes that maximum borrowing is utilized by the Fund (approximately 33 1/3% of the Fund’s total assets including the amount borrowed). The expense assumes interest charged on the amount borrowed at an assumed interest rate of 5.75%. The actual costs of borrowing may vary.
(4)	The Fund has adopted Shareholder Services Plans pursuant to which up to 0.10% of the average net assets attributable to the Class A shares and 0.25% of the net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(5)	Other expenses are based on estimated amounts for the current fiscal year.
(6)	The Fund’s investment advisor has contractually agreed to waive a portion of its asset-based management fee until January 1, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of the performance fee, brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.59% and 2.24% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers or expense reimbursements made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

9

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Long/Short Credit Analysis Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$1,001	$616
3 Years	$2,036	$1,728

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$1,001	$516
3 Years	$2,036	$1,728
(1)	The example for the Class C shares reflects the CDSC that would apply for redemptions of Class C shares within 18 months. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

10

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following contains additional information about the principal strategies and risks of the Forward Long/Short Credit Analysis Fund, as well as information regarding non-principal strategies and risks of the Fund.

•	Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•	Municipal Bonds

If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally not be subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax-exempt obligations would generally be taxable to shareholders. There is no assurance that the Fund will invest at least 50% of its assets in tax-exempt municipal bonds. The Fund will not be managed to qualify a specified portion of its distributions as tax-exempt.

It should also be noted that interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If a tax-exempt shareholder invests in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. In addition, if the Fund invests less than 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in federally tax-exempt municipal bonds, which may be the case from time to time, no portion of the Fund’s distributions would be designated as tax-exempt dividends.

Generally, municipal bonds are issued as general obligations of a state or local government that are secured by the issuer’s taxing power, or as revenue bonds that are secured by user fees and other revenues pledged to pay debt service on such bonds. The major portion of municipal bonds are issued to fund public projects, including economic development, education, electric power, healthcare, housing, transportation, water and sewer, and pollution control.

In addition, U.S. Federal tax law has enabled governmental issuers to issue billions of dollars of tax-exempt municipal bonds on behalf of certain corporate entities for various qualified purposes. Corporate-backed municipal bonds are typically issued as limited

11

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

obligations of a governmental issuer payable from revenues derived pursuant to a loan, lease, installment sale or financing agreement with a corporate entity (including, but not limited to, such entities as airlines, electric utilities, healthcare facilities and industrials). Such bonds are typically treated as a long-term debt on a parity with senior unsecured bonds issued by such corporate entity, except that interest payable on corporate-backed municipal bonds is federally tax-exempt. Subject to certain requirements, the Fund may be permitted to pass through to its shareholders the interest earned on municipal bonds as federally tax-exempt interest dividends. For more information see “DIVIDENDS AND TAXES”. In addition, corporate credits in the municipal bond market generally trade at a higher pre-tax yield than an equivalent corporate credit in the corporate bond market and, therefore, it is possible for investments in corporate-backed municipal bonds to achieve higher relative returns than comparable investments in corporate bonds.

•	Tax Reform Risk

As the Fund will purchase the debt securities of municipal issuers, changes or proposed changes in federal tax laws could impact the value of those securities. Of particular concern would be large changes in marginal income tax rates or the elimination of the tax preference for municipal interest income versus currently taxable interest income. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio and such a failure could also result in additional taxable income to the Fund and/or shareholders. In addition, the municipal market is a fragmented market that is very technically driven. There can be regional variations in economic conditions or supply-demand fundamentals. Although the Fund may engage in short selling of municipal bonds and may enter into repurchase agreements for municipal bonds, due to operational and/or investment considerations, such activity may be infrequent and the Fund may not engage in such transactions. Any interest or other expenses incurred for the purchase of municipal bonds cannot be deducted. Bonds issued by municipalities must be held by beneficial owners for their interest to be treated as tax-exempt. The municipal market is predominantly a retail buyer driven market. For these reasons, the municipal bond market is subject to very different supply-demand fundamentals than corporate markets. Public information in the municipal market is also less available than in other markets, increasing the difficulty of evaluating and valuing securities. As opposed to the majority of municipal bonds outstanding, a portion of the municipal bonds held by the Fund may be secured by payments to be made by private companies and changes in market conditions affecting such bonds, including the downgrade of a private company obligated to make such payments, could have a negative impact on the value of Fund holdings, the municipal market generally, or the Fund’s performance.

•	Other Publicly Traded Fixed Income Securities

The Fund may also invest in other corporate or municipal bonds, notes and other debentures, convertible bonds, preferred stock, warrants, rights and similar instruments that are actively traded in the public markets.

•	Non-Publicly Traded Fixed Income and Other Securities

The Fund may invest up to 5% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in securities that are not publicly traded.

12

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

•	Short Sales and Borrowing

The Fund may make short sales of securities both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance investment return. A short sale is a transaction in which the Fund sells a security it does not own (and that it borrows) in anticipation that the market price of that security will decline. When the Fund sells a security short, it incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases the security for delivery to the securities lender. The Fund will realize a gain if, at that time, the price of the security is less than the price of the security when it was sold short and will realize a loss if, at that time, the price of the security is greater than the price of the security when it was sold short. The aggregate amount of the Fund’s outstanding short positions may be in an amount up to 100% of its net assets. When the Fund’s outstanding short positions equal its net assets, it is “100% short.” The decision to engage in short selling is at the discretion of the Fund’s sub-advisor and the Fund may not engage in short selling or may take short positions in amounts less than 100% of its net assets.

The Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities that it has the right to acquire without the payment of further consideration.

The Fund’s use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund’s investment goal, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses the short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The best overall results typically will be achieved in declining securities markets. In rising securities markets the risk of loss is likely.

The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

The Fund may also, in addition to engaging in short selling, borrow from banks for investment purposes. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. With respect to such borrowing, asset coverage means the ratio that the

13

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing. Stated another way, the Fund may borrow from banks in an amount up to 50% of its net assets. Loans for temporary purposes not exceeding 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) are exempted from these limitations.

The terms of any borrowing may impose asset coverage requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund’s portfolio composition or on its use of various investment techniques or strategies. These requirements may have an adverse effect on the Fund. Nevertheless, it is not anticipated that the 1940 Act requirements will impede the sub-advisor in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

While the Fund may from time to time consider reducing leverage, for example, in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Fund. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the Fund’s total returns relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may, to the extent legally permissible, utilize leverage for the purpose of generating incremental portfolio returns. Leverage creates an opportunity for an increased return to Fund shareholders, but it is a speculative technique in that it will increase the Fund’s exposure to declines in cash flows from, and decreases in market values of, the Fund’s assets.

The rights of lenders will be senior to the rights of Fund shareholders with respect to the payment of dividends or upon liquidation.

•	Performance Fee and Investors

Included in the ordinary operating expenses of the Fund (as discussed below) is a performance fee paid to the Fund’s investment advisor, equal to 20% of the Fund’s performance calculated on a daily basis. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. For more information see “MANAGEMENT OF THE FUND – Performance Fees”.

•	Defensive Positions; Cash Reserves

Under adverse economic, political or other market conditions or to meet anticipated redemption requests, the Fund may not follow its principal investment strategy. Under such conditions, the Fund may invest without limit in money market securities, U.S.

14

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

government obligations and short-term debt securities. This could have a negative effect on the Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•	Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include but are not limited to American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

•	Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as less developed economic structures and less regulated trading environments.

•	Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the price at which the Fund has valued the investment.

•	Common Stocks

While the Fund invests primarily in debt securities and instruments or techniques related to debt securities, from time to time the Fund may find it beneficial to invest in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services.

•	Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

15

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

•	When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued and delayed-delivery basis. When the Fund agrees to purchase securities, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield. The Fund may, however, sell a when-issued security prior to the settlement date.

•	Certain Other Strategies

The Fund may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. The Fund may enter into repurchase and reverse repurchase agreements and dollar roll agreements. The Fund may also lend its portfolio securities. Please review the SAI if you wish to know more about these types of securities and their associated risks.

16

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds (each, a “Fund” and collectively, the “Funds”). Forward Management is a registered investment adviser that supervises the activities of the Forward Funds’ sub-advisors and has the authority to engage the services of different sub-advisors with the approval of the Trust’s Board of Trustees and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. Forward Management manages the assets of certain of the Funds directly, without the use of a sub-advisor, and has delegated this authority to the sub-advisors for the balance of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisor, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisors.

•	Advisory Fees

The Forward Long/Short Credit Analysis Fund pays an investment advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of the Fund:

Fund	Advisory Fee Paid to Advisor by Fund
Forward Long/Short Credit Analysis Fund	1.125% up to and including $500 million; 1.05% over $500 million up to and including $1 billion; and 0.975% over $1 billion

•	Performance Fees

Forward Management is also entitled to receive from the Fund a performance fee of 20% of the Fund’s performance, subject to a high watermark test. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance. “Performance” for this purpose is defined as changes in the Fund’s net asset value

17

MANAGEMENT OF THE FUND

inclusive of adjustments for income, realized and unrealized gain or loss on securities, expenses, or other items, excluding distributions, which may affect the net asset value of the Fund calculated on a particular day. The Fund will not bear a performance fee with respect to any day on which the Fund’s cumulative performance does not exceed its cumulative performance as of the day on which a performance fee was last accrued. The Fund will bear a performance fee for any day on which the Fund’s cumulative performance exceeds its cumulative performance as of the day on which a performance fee was last accrued. This high watermark test is measured from the Fund’s commencement of investment operations. Forward Management is not obligated to reimburse any accrued performance fees because of any negative performance occurring after their accrual.

To illustrate how the performance fee will be applied, if the Fund experiences a gain in net asset value per share of $0.05 on its first day of investment operations, the advisor would earn a performance fee of $0.01 per share. If the Fund experiences a loss of net asset value per share of $0.05 (based on the Fund’s performance, as defined above) on its second day of operations relative to the net asset value calculated at the end of the first day of investment operations, the advisor would earn no performance fee on that day. Because the performance fee is subject to a “high watermark,” the advisor would only earn a performance fee on subsequent days if and to the extent that subsequent days’ cumulative performance exceeds the Fund’s previous “high watermark” (based on the Fund’s performance, as defined above).

The Fund pays these advisory and performance fees to Forward Management, which in turn pays the Fund’s sub-advisor sub-advisory and performance fees. Daily investment decisions for the Fund are made by the sub-advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and investment sub-advisory contracts of the Fund is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2006.

SUB-ADVISOR

The sub-advisor for the Fund manages the assets of the Fund and makes decisions with respect to, and places orders for, all purchases and sales of the Fund’s securities and investments and the implementation of the Fund’s investment strategy, subject to the general supervision of the Board of Trustees and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about sub-advisor and portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Forward Management has engaged the services of Cedar Ridge Partners, LLC (“Cedar Ridge”), an SEC registered investment adviser, to act as sub-advisor for the Fund. Cedar Ridge is located at 505 Park Avenue, 5th Floor, New York, NY 10022. As of December 31, 2006, Cedar Ridge had assets under management of $46.0 million. Alan E. Hart and Guy J. Benstead are responsible for the day-to-day management of the Fund; biographical information for Mr. Hart and Mr. Benstead is set forth below.

18

MANAGEMENT OF THE FUND

Alan E. Hart. Mr. Hart is the Managing Partner and Chief Investment Officer of Cedar Ridge and serves as the Portfolio Manager for the Forward Long/Short Credit Analysis Fund. Since May 2004, Mr. Hart has also served as the Portfolio Manager of an unregistered hedge fund. Prior to founding Cedar Ridge in March 2004, he was an investment banker for 21 years specializing in municipal bonds, including “corporate-backed” issues in the airline, airport, electric utility, energy, industrial and power generation sectors. From 1996-2004, he was a Managing Director at Bear, Stearns & Co. Inc. where he also managed high-yield, structured transactions and advised issuers in private equity and distressed debt situations. From 1986-1996, Mr. Hart was a Vice President and managed the Corporate-Related Group in the Municipal Bond Department at Goldman, Sachs & Co. Prior to joining Goldman Sachs, he spent three years at The First Boston Corporation. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.S. (Business) from California State University, Chico.

Guy J. Benstead. Mr. Benstead is a Partner and Chief Compliance Officer of Cedar Ridge and serves as a Co-Portfolio Manager of the Forward Long/Short Credit Analysis Fund. Since March 2005, Mr. Benstead has also served as a Co-Portfolio Manager and Risk Manager of an unregistered hedge fund. Prior to joining Cedar Ridge, Mr. Benstead had an investment banking career that spanned over 22 years, with a specific focus on credit risk in the fixed income markets. From 1991 to 2005 he was a Managing Director in Institutional Fixed Income at Bear, Stearns & Co. Inc. in San Francisco. Prior to joining Bear, Stearns & Co. Inc. in 1991, he was a member of Gruntal & Company’s Institutional Fixed Income Group in San Francisco for one year. He began his career on Wall Street in 1983 with Drexel Burnham Lambert and spent seven years with the firm. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.A. (International Relations) from University of California, Davis.

HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

The Forward Funds’ Board of Trustees and shareholders of certain of the Funds, including the Forward Long/Short Credit Analysis Fund, have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds without shareholder approval, subject to SEC approval of proposed Rule 15a-5 under the 1940 Act or the SEC granting appropriate exemptive relief to Forward Funds. Pursuant to such exemptive relief or Rule 15a-5, shareholders of the affected Fund will be notified of sub-advisor changes. The Forward Funds have applied for exemptive relief from the SEC. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until the Forward Funds receive exemptive relief from the SEC to permit operations in this manner or the SEC adopts proposed Rule 15a-5. There is no assurance that the Forward Funds will obtain exemptive relief or that Rule 15a-5 will be adopted.

19

WHO MAY INVEST IN THE FORWARD LONG/SHORT CREDIT ANALYSIS FUND

Only “qualified investors” may invest in the Forward Long/Short Credit Analysis Fund. A “qualified investor” is defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” The term qualified client includes:

(a)	an individual who, or a corporation, partnership, trust or other company that, Forward Management (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse), of more than $1,500,000 at the time of the purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund. Qualified investors (or any persons acting on their behalf) must represent to the Forward Long/Short Credit Analysis Fund and Forward Management in writing or otherwise establish that they are investing in the Fund for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Fund has imposed restrictions on sales of the Fund’s shares in order to prevent persons who are not qualified investors from purchasing them. Forward Management may rely on certain financial intermediaries to administer these restrictions and/or determine the qualifications of investors with respect to certain omnibus and other account arrangements.

20

VALUATION OF SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of the Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable contingent deferred sales charge (“CDSC”) or redemption fee. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of the Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. The Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of

21

VALUATION OF SHARES

Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indices will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that the Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as provided by a

22

VALUATION OF SHARES

pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of the Fund’s securities may be determined through the use of a statistical research service or other calculation methodology. The Forward Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount the Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because the Fund may invest in below investment grade securities, which may be infrequently traded and therefore relatively illiquid, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, the Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

23

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor. To open an account directly with the Funds, you can mail a check or other negotiable bank draft (payable to the Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. For an Account Application, call (800) 999-6809. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number. Please see “Who May Invest In the Forward Long/Short Credit Analysis Fund” for more information regarding the requirement that only “qualified investors” may purchase shares of the Forward Long/Short Credit Analysis Fund.

After you have opened an account, you can make subsequent purchases of shares through your financial intermediary or directly from the Funds. To purchase shares by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

Although the Fund offers shares for sale on every business day, financial intermediaries may limit the frequency with which their clients may purchase shares of the Fund. Accordingly, you may not be able to purchase shares on days where such purchase would have been financially beneficial to you. If you hold shares of the Fund through a financial intermediary, you should ask them about any purchase restrictions.

Minimum Initial Investment Amount:

The minimum initial investment amount is $25,000 for all accounts. Subsequent investments must be $1,000 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

24

PURCHASING SHARES

SHARE CLASSES

The Fund offers Class A and Class C shares. Each class represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class; and
•	Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

SALES CHARGES

•	Class A shares

The maximum sales charge on the purchase of Class A shares of the Forward Long/Short Credit Analysis Fund is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession
Dollar Amount Invested	Offering Price	NAV	(as a % of Offering Price)
$25,000.00 to $49,999.99	5.75%	6.10%	5.00%
$50,000.00 to $99,999.99	4.50%	4.71%	3.75%
$100,000.00 to $249,999.99	3.50%	3.63%	2.75%
$250,000.00 to $499,999.99	2.50%	2.56%	2.00%
$500,000.00 to $749,999.99	2.00%	2.04%	1.60%
$750,000.00 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000.00 & Above	0%	0%	up to 1.00%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 1.00% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a CDSC of 1.00%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Fund will use the first-in, first-out (FIFO) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares pur -

25

PURCHASING SHARES

chased on January 1, 2007 would be subject to the CDSC if they were redeemed on or prior to July 1, 2008. On or after July 2, 2008, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Class C shares

There is no sales charge on the purchase of Class C shares of the Forward Long/Short Credit Analysis Fund. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Fund because the distribution and service fees for the Class C shares is higher than the distribution and service fees for the Class A shares.

The Fund’s Distributor pays 1.00% of the amount invested to dealers who sell Class C shares of the Fund. Investors purchasing Class C shares pay a CDSC of 1.00% if such shares are held for less than 18 months. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen month” mark. As an example, shares purchased on January 1, 2007 would be subject to the CDSC if they were redeemed on or prior to July 1, 2008. On or after July 2, 2008, they would not be subject to the CDSC. The CDSC primarily goes to the Fund’s Distributor as reimbursement for the portion of the dealer concession it has paid to financial intermediaries.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

26

PURCHASING SHARES

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.
2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.
3.	Letter of Intent. Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.
4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);
(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;
(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

•	Reinstatement Privilege

An investor who has sold Class A shares of the Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds within 120 days of the sale, provided that minimum investment and other applicable requirements are met, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

27

PURCHASING SHARES

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

•	Waiver of Initial Sales Charges

The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by:

•	Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.
•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.
•	Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.
•	Advisory accounts managed by SEC-registered investment advisers or bank trust departments.
•	Employees of designated asset management firms, other service providers, and their affiliates.
•	Immediate family members of all such persons as described.
•	Certain qualified plans, including pension funds, endowments, and other institutional funds.
•	Financial intermediary supermarkets and fee-based platforms.

•	Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•

Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $1,000.
•	Redemptions made by ReFlow.
•	Redemptions in cases of natural disaster affecting shareholders.

28

PURCHASING SHARES

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999-6809 for additional information.

EXCHANGE PRIVILEGE

You can exchange your Class A or Class C shares of the Forward Long/Short Credit Analysis Fund for shares of a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are generally no fees for exchanges. However, if you exchange your shares of the Forward Long/Short Credit Analysis Fund 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. In addition, Forward Funds may suspend a shareholder’s exchange privilege if, in the judgment of Forward Management, the shareholder’s exchange activity indicates frequent trading or market timing that may be harmful to the Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in this Prospectus.

Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

If you hold your account directly with the Fund, you can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange before an exchange can be made. Exchanges must be for amounts of at least $1,000. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold. Some financial intermediaries may restrict your ability to exercise the exchange privilege.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off time on the Business Day. Some financial intermediaries may impose limitations on the days and times when they

29

PURCHASING SHARES

will transmit your orders to the Fund. Your financial intermediary is responsible for transmitting orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

30

PURCHASING SHARES

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when your quarterly statements and confirmations are available for you to review via secure online access. You will also receive emails whenever a new prospectus, semi- annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, and select Account Login to obtain a user id and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. As a sale of your Fund shares, an automatic redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

31

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC and/or redemption fee. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions, and some financial intermediaries may impose limitations on the days or times when you may redeem shares. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

Although the Fund offers shares for sale on every business day, financial intermediaries may limit the frequency with which their clients may redeem shares of the Fund. Accordingly, you may not be able to redeem shares on days where such redemption would have been financially beneficial to you. If you hold shares of the Fund through a financial intermediary, you should ask them about any redemption restrictions.

SHORT-TERM REDEMPTION FEE

If you sell or exchange your shares of the Forward Long/Short Credit Analysis Fund within 180 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The Forward Funds hope that the fee will discourage short-term trading of the Funds’ shares. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), for accounts that have been enrolled in the Systematic Withdrawal Plan, for shares purchased by ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares, or for transactions necessitated by the death, disability or personal hardship of a shareholder. The investment advisor may waive the redemption fee on a case-by-case basis where collection of the fee is impractical, such as for pension funds, retirement plans and other shareholders investing through omnibus accounts, where the short-term holding period is the result of the shareholder’s plan for periodic rebalancing of assets, or in cases of natural disaster affecting shareholders; although the investment advisor reserves the right to impose the redemption fees on shares held by such shareholders at any time if warranted by the cost to the Fund of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, the sub-advisor, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully

32

REDEEMING SHARES

described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($1,000 minimum) made to your bank account from your Fund account. Your Fund account must have a minimum balance of $25,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day. No redemption fee will be imposed on such systematic withdrawals. Some financial intermediaries may not allow systematic withdrawals.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption

33

REDEEMING SHARES

proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission (“SEC”) orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by the Forward Funds.

34

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Such activities may have a detrimental effect on the Funds and their shareholders. For example, frequent purchases and redemptions may interfere with the efficient management of a Fund, increase transaction cost and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Funds attempt to discover and discourage frequent trading in several ways. The Funds impose a Redemption Fee for short-term trading, as described above. The trading activity of the Funds’ shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities and thinly traded or relatively illiquid securities, such as below-investment grade securities.

Forward Management reviews on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day that are in excess of $10,000. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other Fund-related data for indicia of market timing activity.

In addition, the Funds’ Transfer Agent provides periodic reports to Forward Management and the Funds’ Chief Compliance Officer disclosing Redemption Fees waived during the previous period. At each quarterly meeting the Board of Trustees will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived. The Transfer Agent also provides reports concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee.

The Transfer Agent’s own policies and procedures for processing Fund share transactions also play a significant role in implementing the Funds’ policy, including administering Redemption Fees and monitoring shareholder trades and flows of money. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of these procedures.

While the policies and procedures described above have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

35

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each, a “Plan”) for the Class A and Class C shares of the Forward Long/Short Credit Analysis Fund that allow the Fund to pay for the sale and distribution of its shares.

Under the Plan for the Class A shares, the Fund may pay one or more persons or entities a fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to its Class A shares for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A shares of the Fund.

Under the Plan for the Class C shares, the Fund may pay one or more persons or entities for the distribution of its Class C shares at an annual rate of up to 0.75% of the average daily net assets attributable to the Class C shares of the Fund.

Because these fees are paid out of assets attributable to the Fund’s Class A and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

In addition, Forward Funds has adopted Shareholder Services Plans with respect to the Class A and Class C shares of the Forward Long/Short Credit Analysis Fund. Under the Shareholder Services Plans, the Fund is authorized to pay third party service providers compensation in connection with providing services to shareholders of each respective Class. Payments under the Shareholder Services Plan for the Class A shares are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares of the Fund. Payments under the Shareholder Services Plan for the Class C shares are calculated daily and paid monthly at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Class C shares of the Fund.

Forward Management may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Fund. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Fund or its shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Fund or make it available to their customers. You may ask your financial intermediary for more information about these payments.

36

DIVIDENDS AND TAXES

The Fund expects to pay dividends of net investment income and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

TAX-EXEMPT INCOME

If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally not be subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax-exempt obligations would generally be taxable to shareholders. Although the Fund may satisfy the 50% requirement for paying exempt interest dividends, there can be no assurance that it will do so. Further, as discussed below, distributions of the Fund’s other income and gains will be generally includable in the taxable income of the Fund’s investors.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as ordinary income, or long-term capital gains or as an exempt interest dividend. The tax status of a particular distribution generally will be the same for all of the Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

37

DIVIDENDS AND TAXES

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Fund will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions from the Fund.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange Fund shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If a loss is disallowed under the wash sale rules, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

38

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Forward Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Fund’s shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

39

FINANCIAL HIGHLIGHTS

The Forward Long/Short Credit Analysis Fund is newly organized and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

40

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to non-affiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

41

FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISOR

Cedar Ridge Partners, LLC

ADMINISTRATOR

ALPS Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Fund Services, Inc.

➢	Forward Long/Short Credit Analysis Fund

WANT MORE INFORMATION?

You can find out more about the Fund by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund’s annual and semi-annual reports, when available, will list the holdings of the Fund, describe the Fund’s performance, include the Fund’s financial statements, and discuss the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

FWD000839    050108

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional and more detailed information about the Fund and is incorporated into, and therefore considered a part of, this Prospectus. The SAI also contains a description of the Fund’s policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1.	Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809. Or go to www.forwardfunds.com and download a free copy.
2.	Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 942-8090.
3.	Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.
4.	After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

(800) 999-6809

Forward Large Cap Equity Fund

Forward Emerald Growth Fund

Forward Hoover Small Cap Equity Fund

Forward Legato Fund

Forward Emerald Banking and Finance Fund

Forward Emerald Opportunities Fund

Forward International Small Companies Fund

Sierra Club Stock Fund

Statement of Additional Information

dated May 1, 2007

Forward Funds (“Forward Funds” or the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers fourteen investment portfolios. Class A shares of eight of the portfolios and Class C shares of three of the portfolios are discussed in this Statement of Additional Information (“SAI”): Forward Large Cap Equity Fund (Class A), Forward Emerald Growth Fund (Class A and Class C), Forward Hoover Small Cap Equity Fund (Class A), Forward Legato Fund (Class A), Forward Emerald Banking and Finance Fund (Class A and Class C), Forward Emerald Opportunities Fund (Class A and Class C), Forward International Small Companies Fund (Class A) and Sierra Club Stock Fund (Class A) (each a “Fund,” and collectively the “Funds”). The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund are also collectively referred to herein as the “Forward Emerald Funds.” There is no assurance that any of the Funds will achieve its objective.

This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2007, which has been filed with the Securities and Exchange Commission (“SEC”). This SAI incorporates by reference the financial statements of the Funds included in the Shareholder Reports dated December 31, 2006 (“Financial Statements”) relating to those Funds. A copy of the Prospectus for the Funds and the Financial Statements of the Funds, including the Independent Registered Public Accountants’ Reports, may be obtained free of charge by calling the Funds’ distributor at (800) 999-6809.

ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers fourteen investment portfolios. Six of the portfolios discussed in this SAI are diversified and two of the portfolios are non-diversified. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005.

The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Emerald Funds,” each a “Predecessor Emerald Fund”), which were series of a separate legal entity called the HomeState Group (the “Predecessor Trust”), a Pennsylvania common law trust. The Predecessor Emerald Funds were reorganized into the Funds effective after the close of business on May 1, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to May 1, 2005 for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund refers to the Predecessor Emerald Funds or Predecessor Trust. Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund. Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund. Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Forward Funds,” each a “Predecessor Forward Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Forward Funds were reorganized into corresponding series of the Trust effective after the close of business on June 30, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 30, 2005 for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund refers to the Predecessor Forward Funds or Predecessor Company.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share.

Forward Funds offer the following funds and classes of shares:

Fund	Investor Class	Institutional Class	Class A	Class C
Forward Emerald Banking and Finance Fund			X	X
Forward Emerald Growth Fund			X	X
Forward Emerald Opportunities Fund		X	X	X
Forward Global Emerging Markets Fund	X	X
Forward Hoover Mini-Cap Fund	X	X
Forward Hoover Small Cap Equity Fund	X	X	X
Forward International Equity Fund	X	X
Forward International Small Companies Fund	X	X	X
Forward Large Cap Equity Fund	X	X	X
Forward Long/Short Credit Analysis Fund*			X	X
Forward Legato Fund		X	X
Forward Progressive Real Estate Fund	X
Sierra Club Equity Income Fund	X	X
Sierra Club Stock Fund	X	X	X

*	May be purchased only by qualified investors

1

This SAI pertains only to Class A shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Opportunities Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Large Cap Equity Fund and Forward Legato Fund, and Class C shares of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund.

Institutional Class, Investor Class, Class A and Class C shares of certain of the Funds are offered pursuant to separate Prospectuses with separate statements of additional information.

The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

2

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently five Trustees, four of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 59	Chairman	Since 1998†	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	14	None

3

NON-INTERESTED TRUSTEES (continued):

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Age: 70	Trustee	Since 2000†	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	14	Trustee of the Advisors Series Trust (15) (1997 to present).

DeWitt F. Bowman Age: 76	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)†	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	14	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (May 1994 to 2002); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

Rosalind M. Hewsenian Age: 53	Trustee	Since 2007†	Managing Director and Principal, Wilshire Associates, Inc, an investment consulting and management business (2001 to 2006); Director, WilshireAssociates, Inc. (1996 to 2006).	14	None

4

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 44	President, Trustee	Since 2001†	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	14	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.
†	Each Trustee, other than Mr. Bowman and Ms. Hewsenian, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee other than Ms. Hewsenian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Hewsenian was appointed as Trustee effective January 11, 2007.

5

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 57	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, ReFlow Management Co., LLC (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of four members: Messrs. Bowman, Mardikian, and O’Connor and Ms. Hewsenian. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2006 the Audit Committee convened four times.

The Nominating Committee consists of four members: Messrs. Bowman, Mardikian, and O’Connor and Ms. Hewsenian. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2006, the Nominating Committee convened three times.

The Pricing Committee consists of seven members: Messrs. O’Connor, Bowman, Garvin Jabusch, Mark Guadagnini, and Mses. Hewsenian, Curran and Tolle. The Pricing Committee, in conjunction with the Investment Advisor (as defined herein) and Sub-Advisors (as defined herein), is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2006, the Pricing Committee convened eleven times.

6

The following table sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information As Of December 31, 2006

NON-INTERESTED TRUSTEES

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	Forward Emerald Growth Fund	A	D
	Forward Emerald Banking and Finance Fund	A	D
	Forward Emerald Opportunities Fund	A	D
	Forward Hoover Small Cap Equity Fund	D	D
	Forward International Small Companies Fund	A	D
	Sierra Club Stock Fund	C	D
	Forward Large Cap Equity Fund	A	D
	Forward Legato Fund	A	D

Donald O’Connor	Forward Emerald Growth Fund	A	E
	Forward Emerald Banking and Finance Fund	A	E
	Forward Emerald Opportunities Fund	A	E
	Forward Hoover Small Cap Equity Fund	E	E
	Forward International Small Companies Fund	A	E
	Sierra Club Stock Fund	A	E
	Forward Large Cap Equity Fund	A	E
	Forward Legato Fund	A	E

DeWitt F. Bowman	Forward Emerald Growth Fund	A	A
	Forward Emerald Banking and Finance Fund	A	A
	Forward Emerald Opportunities Fund	A	A
	Forward Hoover Small Cap Equity Fund	A	A
	Forward International Small Companies Fund	A	A
	Sierra Club Stock Fund	A	A
	Forward Large Cap Equity Fund	A	A
	Forward Legato Fund	A	A

Rosalind M. Hewsenian**	Forward Emerald Growth Fund	A	A
	Forward Emerald Banking and Finance Fund	A	A
	Forward Emerald Opportunities Fund	A	A
	Forward Hoover Small Cap Equity Fund	A	A
	Forward International Small Companies Fund	A	A
	Sierra Club Stock Fund	A	A
	Forward Large Cap Equity Fund	A	A
	Forward Legato Fund	A	A

7

INTERESTED TRUSTEE:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	Forward Emerald Growth Fund	C	E
	Forward Emerald Banking and Finance Fund	B	E
	Forward Emerald Opportunities Fund	C	E
	Forward Hoover Small Cap Equity Fund	D	E
	Forward International Small Companies Fund	C	E
	Sierra Club Stock Fund	C	E
	Forward Large Cap Equity Fund	C	E
	Forward Legato Fund	B	E

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	Over $100,000
**	Information as of January 31, 2007

No Trustee who is not an interested person of the Trust owns any securities of the Funds’ Investment Advisor, any of the Funds’ Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Trust pays each non-interested Trustee a retainer fee in the amount of $14,000 per year, $6,500 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). The Funds also pay each non-interested Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds’ investment advisor or sub-advisors. As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds. As discussed below in “Investment Advisory and Other Services—Other Service Providers,” the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

8

Compensation Received From Funds (as of December 31, 2006)

Name and Position	Aggregate Compensation From Trust		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
J. Alan Reid, Jr. Trustee*	$	None	$0	$0	$	None
Haig G. Mardikian, Trustee		$38,375	$0	$0		$38,375
Donald O’Connor, Trustee		$32,375	$0	$0		$32,375
DeWitt F. Bowman, Trustee		$33,875	$0	$0		$33,875
Rosalind M. Hewsenian, Trustee(2)		$0	$0	$0		$0

*	Interested
(1)	The Fund Complex consists of the Trust, which currently consists of fourteen series.
(2)	Rosalind M. Hewsenian was appointed as Trustee of the Trust effective January 11, 2007.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its Investment Advisor, Sub-Advisors, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information about the Funds’ portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Trust’s Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

Forward Funds discloses the portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com and will additionally disclose the portfolio holdings of the Sierra Club Stock Fund at

9

www.sierraclubfunds.com. Portfolio holdings as of month-end will be posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s Board of Trustees or Chief Compliance Officer.

The Board of Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefore. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	Legato Capital Management, LLC—Daily for the Forward Legato Fund with no delay.

2.	Vestek—Daily for the Forward Legato Fund with no delay.

3.	FactSet Research Systems Inc.—Daily for all Funds with no delay.

4.	Electra Information Systems Inc.—Daily for all Funds with no delay.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds, the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

10

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the information has been publicly disclosed (via the Funds’ website or otherwise):

•	Top Twenty-five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•	Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Funds’ Investment Advisor or Sub-Advisors may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Funds’ Investment Advisor or Sub-Advisors may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ Investment Advisor and Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the

11

Trust’s Board of Trustees. Forward Management also has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management supervises the activities of each Sub-Advisor and manages the assets of certain of portfolios of the Trust directly, without the use of a sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC (“ReFlow Forward Family Holding Company”), an entity that invests in other entities in the financial services industry, holds approximately 94% of Forward Management’s ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Forward Management has delegated the authority to manage each Fund other than the Sierra Club Stock Fund to sub-advisors. Forward Management has managed the Forward Legato Fund and Forward Large Cap Equity Fund since inception and each other Fund except the Forward International Small Companies Fund since September 1998. On December 23, 2003, Forward Management replaced Pictet International Management Limited as Investment Advisor to the Forward International Small Companies Fund. On May 1, 2005, Forward Management replaced Emerald Advisers, Inc. as Advisor to the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. The fourteen portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for the Sierra Club Stock Fund and by the Sub-Advisors for each other Fund. Certain information regarding of Forward Management is described above, and certain information regarding each of the Sub-Advisors is described below.

Sub-Advisors

Forward Large Cap Equity Fund

Forward Management has engaged the services of Affinity Investment Advisors, LLC (“Affinity”), 18191 Von Karman Avenue, Suite 420, Irvine, CA 92612 to manage the assets of the Forward Large Cap Equity Fund. Affinity is a California Limited Liability Company established in June 1992. As of December 31, 2006, Affinity had assets under management of $445.8 million. As of December 31, 2006, founder Gregory R. Lai, CFA, owned 59.08% and Forward Management, LLC owned 3.23% of Affinity, with the balance owned by employees and oustide investors.

Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Opportunities Fund

Forward Management has engaged the services of Emerald Mutual Fund Advisers Trust (“Emerald”), 1703 Oregon Pike, Lancaster, Pennsylvania 17601, to manage the assets of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund on a day-to-day basis. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the Funds’ former investment advisor. Emerald was organized as a Delaware statutory trust on March 17, 2005, and is registered with the SEC under the Advisers Act. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies. As of December 31, 2006, Emerald and its affiliates managed over $2.6 billion in assets.

Forward Hoover Small Cap Equity Fund

Forward Management has engaged the services of Hoover Investment Management Co., LLC (“Hoover”) to manage the assets of the Forward Hoover Small Cap Equity Fund on a day-to-day basis. Hoover is a registered

12

investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 600 California Street, Suite 550, San Francisco, California 94108. As of December 31, 2006, Hoover served as an investment advisor or investment sub-advisor to 72 accounts with assets of $1.822 billion under management. Hoover focuses on the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. Ms. Hoover owns 82% of Hoover.

Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Small Companies Fund. PAM was established in 1980 and as of December 31, 2006 had approximately $100 billion of assets under management. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2006, Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

Sierra Club Stock Fund

The Fund’s portfolio is managed by Forward Management. Forward Management is discussed above.

Forward Legato Fund

Forward Management has engaged the services of Netols Asset Management Inc. (“NAM”), a Wisconsin S Corporation, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. NAM is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, WI 53092. NAM was founded in September 2000. Jeffrey Netols is a control person of NAM. As of December 31, 2006, Mr. Netols owned 100% of NAM. As of December 31, 2006, NAM had assets under management of $471 million.

Forward Management has engaged the services of Conestoga Capital Advisors, LLC (“CCA”), a Pennsylvania Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. CCA is located at 259 N. Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of December 31, 2006, William C. Martindale, Jr. and W. Christopher Maxwell each owned 33% of CCA. As of December 31, 2006, CCA had assets under management of $271.5 million.

Forward Management has engaged the services of Riverbridge Partners, LLC (“Riverbridge”), a Minnesota Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2006, no entity or individual owned 25% or more of Riverbridge. As of December 31, 2006, Riverbridge had assets under management of $943 million.

13

Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Fund	Advisory Fee
Forward Emerald Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Forward Emerald Opportunities Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million
Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion
Forward Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion
Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million
Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing a Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds Trust and the services of any Trustees of the Trust who are “interested

14

persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor’s revenues. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, Sierra Club Stock Fund. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last fiscal year ended December 31 for the Forward Emerald Funds and for the last three fiscal years ended December 31 for the other Funds. The fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management and the predecessor Investment Advisor for the prior three fiscal years ended June 30 for the Forward Emerald Funds are described in the narrative below the table.

	Gross Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Advisory Fees Paid
Fiscal Year Ended December 31, 2006
Forward Emerald Growth Fund(1)	$1,399,054	$0	$1,399,054
Forward Emerald Banking and Finance Fund(1)	$2,664,959	$0	$2,664,959
Forward Emerald Opportunities Fund(1)	$104,617	$(27,171)	$77,446
Forward Hoover Small Cap Equity Fund	$5,310,540	$(104,647)	$5,205,893
Forward International Small Companies Fund	$4,236,935	$(207,893)	$4,029,042
Sierra Club Stock Fund(7)	$282,792	$(57,737)	$225,055
Forward Large Cap Equity Fund(2)	$13,696	$(8,369)	$5,327
Forward Legato Fund(3)	$85,649	$(14,823)	$70,826

Fiscal Year Ended December 31, 2005
Forward Emerald Growth Fund(1)	$613,995	$0	$613,995
Forward Emerald Banking and Finance Fund(1)	$1,394,732	$0	$1,349,732
Forward Emerald Opportunities Fund(1)(6)	$20,691	$(8,663)	$12,028
Forward Hoover Small Cap Equity Fund	$375,348	$(78,439)	$296,909
Forward International Small Companies Fund	$1,308,238	$(379,970)	$928,268
Sierra Club Stock Fund(7)	$254,327	$(151,523)	$102,804
Forward Legato Fund(3)(4)	$48,694	$(48,694)	$0

Fiscal Year Ended December 31, 2004
Forward Hoover Small Cap Equity Fund	$1,584,021	$(43,565)	$1,540,456
Forward International Small Companies Fund	$430,410	$(379,991)	$50,419
Sierra Club Stock Fund(5)(7)	$133,000	$(133,000)	$0

(1)	Prior to May 1, 2005, Emerald Advisers, Inc. served as Investment Advisor to the Emerald Growth Fund (currently the Forward Emerald Growth Fund), Emerald Select Banking and Finance Fund (currently the Forward Emerald Banking and Finance Fund) and Emerald Select Technology Fund (currently the Forward Emerald Opportunities Fund) and received payments under an investment advisory agreement.

15

(2)	The Forward Large Cap Equity Fund commenced operations on October 31, 2006.
(3)	In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2006 and 2005 for the Forward Legato Fund in the amount of $3,108 and $31,034, respectively.
(4)	The Forward Legato Fund commenced operations on April 1, 2005.
(5)	In addition, the Investment Advisor reimbursed expenses for the fiscal year 2004 the Sierra Club Stock Fund in the amount of $688.
(6)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2005 for the Forward Emerald Opportunities Fund in the amount of $3,386.
(7)	Prior to August 11, 2006, NYLIM served as a sub-advisor to the Sierra Club Stock Fund and was paid an annual sub-advisory fee by Forward Management. Prior to January 1, 2006, Harris Bretall Sullivan & Smith, L.L.C. (“HBSS”) served as the sub-advisor to the Sierra Club Stock Fund and was paid an annual sub-advisory fee by Forward Management. Prior to January 1, 2006, HBSS and prior to August 1, 2006, NYLIM, were each paid an annual sub-advisory fee by Forward Management of 0.45% on assets less than $100 million, 0.40% on assets of $100 million to less than $250 million, 0.35% on assets of $250 million to less than $500 million and 0.30% on assets of $500 million or more.

On September 1, 2005, the fiscal year end for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund (collectively “Forward Emerald Funds”) was changed to December 31 from June 30. Prior to May 1, 2005, investment advisory fees for the Forward Emerald Funds were paid to Emerald Advisers, Inc. For the fiscal year ended June 30, 2005, Forward Management received management fees from the Forward Emerald Growth Fund totaling $191,570, from the Forward Emerald Banking and Finance Fund totaling $442,873, and from the Forward Emerald Opportunities Fund totaling $5,140, of which Forward Management waived $0, $0, and $1,218 of these amounts, respectively.

For the fiscal years ended June 30, 2005 and 2004, Emerald Advisers, Inc. received management fees from the Emerald Growth Fund totaling $836,230 and $837,538, respectively. For the fiscal years ended June 30, 2005 and 2004, Emerald Advisers, Inc. received management fees from the Emerald Select Banking and Finance Fund, before reimbursement of expenses, totaling $2,025,964 and $1,662,285, respectively. For the fiscal years ended June 30, 2005 and 2004, Emerald Advisers, Inc. received management fees from the Emerald Select Technology Fund (now the Forward Emerald Opportunities Fund), before reimbursement of expenses, totaling $28,199 and $38,575, respectively, of which Emerald waived $3,608 and $615 of these amounts in 2005 and 2004, respectively.

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, each Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Fund	Sub-Advisory Fee
Forward Emerald Banking and Finance Fund	0.65% through $100 million
0.55% over $100 million
Forward Emerald Growth Fund	0.40% through $250 million
0.30% over $250 million through $500 million
0.20% over $500 million through $750 million
0.10% over $750 million
Forward Emerald Opportunities Fund	0.65% through $100 million
0.55% over $100 million
Forward Hoover Small Cap Equity Fund(1)	0.70% through $100 million
0.55% over $100 million
Forward International Small Companies Fund	0.65%
Forward Large Cap Equity Fund	0.40% through $500 million
0.375% over $500 million through $1 billion
0.35% over $1 billion
Forward Legato Fund(2)	0.60%

16

(1)	From January 1, 2003 to December 31, 2005, the annual rate was 0.70% up to $100 million and 0.60% on assets over $100 million.
(2)	In the case of the Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to the Sub-Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and investment sub-advisory contracts is available in Forward Funds’ annual report for the most recent fiscal year ended December 31, 2006.

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Class A and Class C shares of the funds through the dates indicated to the annual rates stated below. For the Forward Large Cap Equity Fund, Sierra Club Stock Fund and Forward Legato Fund and the Forward Emerald Opportunities Fund (beginning July 1, 2007), the expense limitation is exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. For the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund (until July 1, 2007) and Forward Emerald Banking and Finance Fund, the expense limitation is not exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, each of the Forward Large Cap Equity Fund, Sierra Club Stock Fund and Forward Legato Fund, and the Forward Emerald Opportunities Fund (beginning July 1, 2007), will reimburse the Investment Advisor for any fee waivers made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. There is no assurance that these expense limitations will be continued beyond the dates indicated.

Fund	End Date	Expense Limit
Forward Emerald Growth Fund—Class A	June 30, 2007	2.25%
Forward Emerald Growth Fund—Class C	June 30, 2007	2.90%
Forward Emerald Banking and Finance Fund—Class A	June 30, 2007	2.35%
Forward Emerald Banking and Finance Fund—Class C	June 30, 2007	3.00%
Forward Emerald Opportunities Fund—Class A	January 1, 2008	1.99%
Forward Emerald Opportunities Fund—Class C	January 1, 2008	2.49%
Forward International Small Companies Fund—Class A	January 1, 2008	1.60%
Sierra Club Stock Fund—Class A	January 1, 2008	1.24%
Forward Large Cap Equity Fund—Class A	January 1, 2008	1.34%
Forward Legato Fund—Class A	January 1, 2008	1.69%

With respect to the Forward Legato Fund, each Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus, provided that the net minimum sub-advisory fee payable will be half of the fee otherwise payable to the Sub-Advisor. With respect to the Forward Large Cap Equity Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. With respect to the Forward Emerald Opportunities Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. The Sub-Advisor for the Forward Emerald Opportunities Fund also has agreed to reimburse to the Investment Advisor any amounts in excess of the fee waivers that are necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus.

Portfolio Managers

Affinity Investment Advisors, LLC: Forward Large Cap Equity Fund

The portfolio managers responsible for the day-to-day management of the portfolio are Gregory R. Lai, CFA, Managing Director of Affinity and Senior Portfolio Manager for the Fund and Jordan Floriani, CFA, Vice President of Affinity and Associate Portfolio Manager for the Fund.

17

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Lai and Ms. Floriani managed as of December 31, 2006:

Gregory R. Lai

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$10.4	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	226	$435.4	1	$26.4

Jordan Floriani

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$10.4	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	226	$435.4	1	$26.4

Potential conflicts of interest may arise because Affinity engages in portfolio management activities for other clients. Because the portfolio managers generally manage multiple accounts with similar objectives and strategies, Affinity’s Trading Allocation Policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible allowing for efficient execution. In the case of a block trade being filled in different lots with the same broker, where possible, Affinity will arrange for these trades to be average priced to ensure that all the accounts executed at one broker receive the same price.

Because Affinity deals with different brokers and its clients have different custodians for their accounts, it is not possible to block all trades. For purposes of determining which accounts’ orders shall be placed first, accounts except Fully Bundled Wrap Fee Accounts are grouped by custodial broker with accounts custodied at banks placed in one group. Fully Bundled Wrap Fee Accounts are grouped separately by the wrap fee program sponsor and are not grouped with other accounts custodied at the wrap fee program sponsor. Affinity’s portfolio accounting system randomly generates the order of brokers with whom Affinity shall place trades. When possible, all trades in the same security with the same custodian except Fully Bundled Wrap Fee Accounts or custodied at a bank are aggregated and one order is placed for the aggregated trade. Typically, all trades in the same security for Fully Bundled Wrap Fee Accounts with the same wrap fee program sponsor are aggregated and one order is placed for the aggregated trade. If Affinity is unable to fill all accounts within a trading group, Affinity’s portfolio accounting system will randomly generate the accounts to be filled. Affinity believes this process provides Affinity’s clients fair access to investment opportunities over a reasonable time period.

The portfolio managers’ compensation consists of a fixed salary and yearly bonus that is not based in whole or in part, directly or indirectly on the performance of the Fund or Affinity’s performance as sub-advisor to the Fund. Each portfolio manager’s yearly bonus is based on three components: tenure/ownership of Affinity, performance relative to peer group, and growth of firm and Fund assets. This structure is designed to reward both individual performance and longer-term group performance. The component of the bonus tied to ownership is generally based on the ownership percentage of the firm’s annual net profits while the performance component of the bonus would typically be a share of a performance bonus pool determined by Affinity’s Management Committee.

18

Emerald Mutual Fund Advisers Trust: Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund

Kenneth G. Mertz II, CFA, President of Emerald Mutual Fund Advisers Trust, the Sub-Advisor to the Funds, is primarily responsible for the day-to-day management of the Forward Emerald Banking and Finance Fund. He has managed the Forward Emerald Banking and Finance Fund since its inception date and he managed the Forward Emerald Opportunities Fund (formerly the Forward Emerald Technology Fund) from its inception date until May 1, 2005. Before managing the Funds, Mr. Mertz was the Chief Investment Officer to the $12 billion Pennsylvania State Employees’ Retirement System.

Joseph E. Besecker is the manager and Joseph W. Garner is the co-manager of the Forward Emerald Opportunities Fund. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc., the parent company of Emerald. Mr. Besecker has been a portfolio manager of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. He has over nineteen years’ experience in the money management business.

Mr. Garner became a co-portfolio manager to the Fund in May 2006. Mr. Garner has served as the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., since January 1995. From April 1994 to January 1995, Mr. Garner was employed by Emerald Advisers, Inc., as an analyst focusing on small to mid-size firms.

Mr. Mertz, Stacey L. Sears and Joseph W. Garner are jointly and primarily responsible for the day-to-day management of the Forward Emerald Growth Fund. Mr. Mertz has managed the Fund since its inception on October 1, 1992. Ms. Sears, Senior Vice President of Emerald Advisers, Inc. and Vice President of Emerald Mutual Fund Advisers Trust, has managed the Forward Emerald Growth Fund since January 2002. Ms. Sears was employed by the Sub-Advisor’s parent company from 1992 to 2001, holding a variety of positions including investment analyst. She became an assistant portfolio manager to Mr. Mertz in 2001 and a portfolio manager to the Fund in 2002. Mr. Garner became a portfolio manager to the Fund in May 2006.

The following tables include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Mertz, Besecker, Garner and Ms. Sears managed as of December 31, 2006:

Kenneth G. Mertz II

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	4	$757.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	80	$1,876.0	0	$0.0

Joseph E. Besecker

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$11.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	0	$0.0	0	$0.0

19

Stacey L. Sears

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	3	$480.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	78	$1,835.0	0	$0.0

Joseph Garner

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	4	$492.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	45	$1,491.0	0	$0.0

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. Emerald’s policy is constructed to meet the requirements of the U.S. Securities and Exchange Commission. Specifically, Emerald’s policy is designed to address these issues:

1.	Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

2.	Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.	Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.	Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

Emerald manages certain accounts pursuant to differing client mandates. With respect to certain accounts, Emerald has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from

20

other types of accounts and may have different sector allocation percentages, which would affect how Emerald allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts Emerald manages, Emerald’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that Emerald must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: Emerald also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Compensation: Emerald’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance against the Russell 2000 Growth Index for rolling quarter, year, and five year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management, Inc., the parent company of Emerald, is considered in determining any portfolio manager bonus.

Deferred Compensation Plans: Portfolio managers are eligible to participate in a 401(k) plan which provides matching contributions and profit sharing on a discretionary basis.

Hoover Investment Management Co., LLC: Forward Hoover Small Cap Equity Fund

Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$673.5	0	$0.0
Other pooled investment vehicles	4	$142.5	0	$0.0
Other accounts	66	$1,006.0	0	$0.0

21

Potential conflicts of interest may arise because Hoover performs investment management services for other clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager’s discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

Ms. Hoover’s compensation consists of a base salary plus her share of the firm’s annual net income based upon her ownership percentage. She is also eligible to participate in Hoover’s 401(k) plan.

Pictet Asset Management Limited: Forward International Small Companies Fund

PAM constructs the portfolio of the Forward International Small Companies Fund using a team approach. Aylin Suntay, Team Head and Senior Investment Manager, Michael McLaughlin, Senior Investment Manager, Justin Hill, Senior Investment Manager, Oliver Knobloch, Senior Investment Manager, and Nicolas Faure, Investment Manager, are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	6	$1,325.0	0	$0.0
Other pooled investment vehicles	1	$119.0	0	$0.0
Other accounts	4	$800.0	1	$159.0

Potential conflicts of interests or duties may arise because PAM engages in regulated activities for other clients. PAM may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, PAM seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and PAM uses its best efforts to obtain fair treatment of the Fund. In addition, PAM employees are required to adhere to the PAM’s code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package—the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, PAM uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment

22

performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pre-tax performance relative to peer group performance (where available) and relative to the HSBC World Excluding U.S. Smaller Companies Index. The performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

Forward Management, LLC: Sierra Club Stock Fund

The portfolio manager for the Sierra Club Stock Fund is Jim O’Donnell, CFA. Mr. O’Donnell became the portfolio manager on May 1, 2007.

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. O’Donnell managed as of March 31, 2007:

Jim O’Donnell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	0	$0.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	0	$0.0	0	$0.0

Mr. O’Donnell is not individually responsible for the day to day management of the portfolio of any other account. Mr. O’Donnell has personal securities accounts with respect to which he makes investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

Mr. O’Donnell’s compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. O’Donnell’s compensation.

Netols Asset Management Inc.: Forward Legato Fund

Jeffery W. Netols, President and Portfolio Manager of Netols Asset Management Inc. (“NAM”), is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$144.0	0	$0.0
Other pooled investment vehicles	3	$146.0	0	$0.0
Other accounts	33	$181.0	0	$0.0

Potential conflicts of interest may arise because NAM engages in portfolio management activities for other clients. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and

23

that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM’s policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in non-directed accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its non-directed trades, NAM may execute a directed brokerage trade at the same time it executes trades in non-directed accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

•	A determination that time is of the essence in executing directed-brokerage trades, as described above;

•	Cash limitations or excess cash;

•	Client direction or requirement to raise cash in an account;

•	Account-specific investment restrictions;

•	Specific overriding client instructions;

•	Investment not suitable for (or consistent with) known client preferences; or

•	Common sense and equitable adjustments.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC: Forward Legato Fund

William C. Martindale, Jr., Managing Partner & Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2006:

William C. Martindale

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed or which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$23.2	0	$0.0
Other pooled investment vehicles	1	$22.5	0	$0.0
Other accounts	60	$51.8	0	$0.0

Robert M. Mitchell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for Which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered investment companies	2	$23.2	0	$0.0
Other pooled investment vehicles	1	$22.5	0	$0.0
Other accounts	139	$154.2	0	$0.0

24

The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA’s small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as Sub-Advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA’s various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of CCA’s profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell’s compensation will be determined by the overall firm’s success.

Riverbridge Partners, LLC: Forward Legato Fund

Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst, and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riberbridge Partners (“Riverbridge”). The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Thompson, Moulton, Feick, Dobrzynski and Webb managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for Which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$152.9	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	79	$790.0	9	$5.8

Potential conflicts of interest may arise because Riverbridge engages in portfolio management activities for other clients. The Fund will not receive preferential treatment relative to Riverbridge’s other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not

25

limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers’ performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee’s contribution in an amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.

26

The following table sets forth information regarding the ownership of the Funds by the portfolio managers responsible for the day-to-day management of each Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

Information as of December 31, 2006 (except as noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Irene Hoover	Forward Hoover Small Cap Equity Fund	D	E
Oliver Knobloch	Forward International Small Companies Fund	A	A
Michael McLaughlin	Forward International Small Companies Fund	A	A
Aylin Suntay	Forward International Small Companies Fund	A	A
Justin Hill	Forward International Small Companies Fund	A	A
Nicolas Faure	Forward International Small Companies Fund	A	A
Jim O’Donnell**	Sierra Club Stock Fund	B	B
Gregory R. Lai	Forward Large Cap Equity Fund	A	A
Jordan Floriani	Forward Large Cap Equity Fund	A	A
Jeffery W. Netols	Forward Legato Fund	A	A
William C. Martindale	Forward Legato Fund	A	A
Robert M. Mitchell	Forward Legato Fund	A	A
Mark A. Thompson	Forward Legato Fund	A	A
Rick D. Moulton	Forward Legato Fund	A	A
Dana L. Feick	Forward Legato Fund	A	A
Philip W. Dobrzynski	Forward Legato Fund	A	A
David A. Webb	Forward Legato Fund	A	A
Joseph Garner	Forward Emerald Growth Fund	E	E
Kenneth G. Mertz II	Forward Emerald Growth Fund	E	E
Stacey L. Sears	Forward Emerald Growth Fund	D	D
Kenneth G. Mertz II	Forward Emerald Banking and Finance Fund	D	E
Joseph E. Besecker	Forward Emerald Opportunities Fund	B	C
Joseph W. Garner	Forward Emerald Opportunities Fund	E	E

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	$100,001—$500,000
F	$500,001—$1,000,000
G	Over $1,000,000
**	Information as of March 31, 2007

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner

27

among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor

The Funds offer their shares to the public on a continuous basis. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code of Ethics and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor, the Sub-Advisors and the Distributor are on public file with and available from the SEC.

28

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. Except in the case of the Sierra Club Stock Fund, the Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Investment Advisor has retained proxy voting authority for the Sierra Club Stock Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisors’ proxy voting policies and procedures and any amendments.

Proxy Voting Guidelines

Affinity Investment Advisors, LLC

Affinity considers proxy voting an important responsibility in its role as an investment advisor. The guidelines set forth below are to be followed in discharging our responsibilities as a fiduciary in voting proxies for clients who choose not to vote for themselves. These procedures also ensure that plan fiduciaries have the ability to review how proxies were voted in compliance with the Employee Retirement Income Security Act of 1974 (“ERISA”).

•	Affinity takes steps to ensure that reasonable efforts are made in as much that voting should take place in a timely fashion and that the firm casts all proxy votes.

•	Affinity uses reasonable efforts to do a thorough analysis of the issues and their potential impact on shareholder value in order to cast an informed vote.

•	Proxy information is maintained in a file with a record of how the proxy vote was cast.

•

Affinity acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the clients. The firm casts such proxy votes to advance the economic interests of our clients and protect their rights as beneficial owners of the corporations in whose securities we invest.

•

Affinity generally votes non-shareholder value issues in alignment with management so long as there is no conflict with shareholder value. Examples of issues which pose a conflict with shareholder value would be poison pills and other anti-takeover measures. Even if the proposal is recommended by management, Affinity would vote against the measure.

•	Reasonable efforts are made to inform the portfolio management team of the proxy materials.

•	If a member of the portfolio management team believes that it is in the best interest of the client to vote in a manner contrary to the established policy, he or she must state the reason in writing.

Emerald Mutual Fund Advisers Trust

In instances in which Emerald may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies, the Funds Board will be advised of the conflict and, if appropriate, approve any proposal to vote fund shares made by Emerald. The voting policies set forth below apply to all proxies Emerald is entitled to vote. It is Emerald’s policy to vote all such proxies. Through the proxy voting process, Emerald seeks to select proper directors and ensure that these directors have properly supervised management, and resolve issues of natural conflict between shareholders and managers, including but not limited to issues concerning appropriate compensation, corporate expansion, dividend policies, free cash flow, various restrictive corporate governance and control issues, and preserving integrity.

In voting proxies, Emerald considers those factors, which would affect the value of the investment and votes in the manner which, in its view, will best serve the economic interest of the Funds’ shareholders. Consistent

29

with this objective, Emerald exercises its vote in an activist pro-shareholder manner in accordance with the following policies.

Boards of Directors: Emerald will generally vote in favor of resolutions: requiring a majority of outside directors; requiring audit, compensation and nominating committees be comprised exclusively of outside directors; and creating shareholder advisory committees.

Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

Incentive Stock Plans: Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.

Corporate Restructuring Plans or Company Name Changes: Emerald will generally evaluate proposals regarding corporate restructuring or company name changes on a case-by-case basis.

Annual Meeting Location: This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

Preemptive Rights: This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Emerald generally does not feel that preemptive rights would add value to shareholders and, therefore, it would vote against such shareholder proposals.

Mergers and/or Acquisitions: Each merger and/or acquisition has numerous ramifications for long term shareholder value. After in-depth valuation, Emerald will vote its shares on a case-by-case basis.

Corporate Governance Issues: These issues include those areas where voting with management may not be in the best interest of the institutional investor. Generally, these proposals will be examined on a case-by-case basis.

Provisions Restricting Shareholder Rights: These provisions would hamper shareholders’ ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Emerald will vote against management proposals to implement such restrictions and vote for shareholder proposals to eliminate them.

Anti-Shareholder Measures: These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors: A classified board is one in which directors are not elected in the same year rather their terms of office is staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Emerald will vote against proposals to classify the board and support proposals (usually shareholder initiated) to implement annual elections of the board.

2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort comes in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Emerald will vote against proposals to adopt Shareholder Rights Plans, and vote for shareholder proposals eliminating such plans.

30

3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Emerald will vote against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses: These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Emerald will vote against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions: These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Emerald will vote against management proposals to implement fair price provisions and vote for shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve shareholders’ interests.

6. Increases in Authorized Shares and/or Creation of New Classes of Common and Preferred Stock: Emerald will support management in connection with a resolution to increase the number of authorized shares if management has a stated purpose for the increase. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Therefore, Emerald, on a case-by-case basis, will vote against management if it attempts to increase the amount of shares that it is authorized to issue if the intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares. In connection with creating new classes of stock, managements have proposed authorizing shares of new classes of stock, usually preferreds, in order that the board is able to issue them at its discretion. The board may also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Therefore, Emerald would vote against management in allowing the board the discretion to issue any type of “blank check” stock without shareholder approval.

7. Directors and Management Liability and Indemnification: These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Emerald will, on a case-by-case basis, vote against attempts by management to eliminate directors and management liability for breaches of their Duty of Care.

8. Compensation Plans (Incentive Plans): Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. On a case-by-case basis, Emerald will vote against attempts by

31

management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

9. Greenmail: Emerald will vote for any shareholder resolution that would eliminate the possibility of the payment of greenmail.

10. Cumulative Voting: Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Cumulative voting tends to serve special interests and not those of shareholders; therefore, Emerald will vote against any proposals establishing cumulative voting and for any proposal to eliminate it.

11. Proposals Designed to Discourage Mergers & Acquisitions In Advance: These provisions direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholders. Directors should not allow other considerations to dilute or deviate from the interests of shareholders. Emerald will vote against proposals that would discourage the most productive use of corporate assets in advance.

12. Confidential Voting: A company that does not have a secret ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how its proposals are being accepted. If a proposal is not going its way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in a normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Emerald will vote for proposals to establish secret ballot voting.

13. Disclosure: Emerald will vote against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote for proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

14. Changing the State of Incorporation: If management sets forth a proposal to change the state of incorporation, the reason for the change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the re-domestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights. Emerald, on a case-by-case basis, will vote against proposals changing the state of incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

15. Equal Access to Proxy Statements: Emerald supports stockholders rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Emerald will support any proposal calling for equal access to proxy statements.

16. Abstention Votes: Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect this view of accounting for abstention votes.

32

Other Issues: On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as: human rights, nuclear issues, defense issues, and social responsibility, Emerald, in general, will support the position of management. Exceptions to this policy include:

South Africa: Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

Northern Ireland: Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles and to take further actions to promote responsible corporate activity.

Hoover Investment Management Co., LLC

Hoover’s Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the Forward Hoover Small Cap Equity Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party, Glass, Lewis & Co., for assistance in collecting and voting proxies according to established guidelines adopted by Hoover and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting.

While many proxy proposals concern routine matters and can be voted in accordance with the guidelines, some proposals may require special consideration. Hoover’s Operations Manager (also the Proxy Officer), the portfolio manager and the relevant analyst will be responsible for reviewing these proxies.

The following examples illustrate Hoover’s proxy voting principles. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of Trustees, appointment of accountants and proposals to authorize additional common or preferred stock unless management’s clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of Trustees, including those proposals which provide for staggered terms, the removal of Trustees only for “cause”, the authorization of incumbent Trustees to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.

Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in the collective best interests of its clients. Voting in accordance with the guidelines described above will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the guidelines (as they may be revised from time to time)

33

or (ii) a portfolio manager seeks to vote contrary to the guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of its clients.

Pictet Asset Management Limited

PAM has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, PAM may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by PAM are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in PAM’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between PAM and a client are referred to PAM’s proxy voting committee for resolution.

With regard to voting proxies of foreign companies, PAM weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, PAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, PAM recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, PAM generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. PAM believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, PAM generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, PAM generally votes in accordance with management on issues that PAM believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, PAM generally takes the following positions pursuant to the Voting Guidelines. PAM generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. PAM generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of Trustees recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting Trustees’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. PAM will consider the following issues on a case-by-case basis: stock compensation to Trustees; elimination of Trustees’ mandatory retirement policy; option and stock grants to management and Trustees; and permitting indemnification of Trustees and/or officers.

Netols Asset Management Inc.

NAM’s proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund’s best economic interest. NAM votes proxies for its portion of the Forward Legato Fund pursuant to the authority

34

granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund’s best interests and is not a result of the conflict.

1.	Engage an independent party to determine how to vote the proxy;

2.	Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;

3.	Refer the proxy to the Fund’s Investment Advisor; or

4.	Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

1.	NAM’s determination of whether the proxy proposal will create dilution for shareholders;

2.	NAM’s determination of how the proxy proposal will impact the Fund;

3.	The period of time over which shares of the company are expected to be held in the Fund’s portfolio;

4.	The size of the position;

5.	The costs involved in the proxy proposal; and

6.	Management’s assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management’s recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management’s ability is a key factor NAM considers in selecting equity securities for the Fund’s portfolio. NAM believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when NAM believes the company’s management is acting in an inconsistent manner with the Fund’s best interests NAM will vote against management’s recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive

35

plans) unless, in NAM’s opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA’s proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA’s interests and those of the Fund with respect to proxy voting as described below.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund’s written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest. CCA may abstain from voting if it deems such abstinence in the Fund’s best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CCA.

36

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file. This may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).

Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of Trustees, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted. Securities in client accounts that are not held in our model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge Partners.

37

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Forward Management, LLC

With respect to the Sierra Club Stock Fund, Forward Management determines how to vote proxies based on guidelines (“Guidelines”) it has developed with the aim of ensuring that all votes cast by the Funds are in accord with the stated values and goals of the Funds. A third-party independent proxy voting agent may be employed to enter the votes on the Funds’ behalf utilizing the Funds’ guidelines, and under the supervision of Forward Management. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, the proxy voting agent may provide administrative support and may vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor’s Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if (i) the board lacks an audit, compensation or nominating committee; (ii) the board will consist of more than 11 directors after the election; (iii) the board will consist of fewer than 7 directors after the election; (iv) the company has adopted a classified board structure; or (v) the company does not have an independent chair or lead director. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; (iii) who is employed full-time and who serves on board at two other major companies; (iv) who serves on the audit committee if non-audit services exceed 50% of fees; or (v) who is non-independent and serves on the nominating, audit or compensation committee if 25% of committee members are not independent. The Investment Advisor will withhold votes from directors’ nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; or (iv) the combined entity would reincorporate or change its governance structure. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company’s location outside the U.S.

Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

38

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Investment Advisor utilizes such a service; (iii) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

Funds’ Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator and transfer agent. As Administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AFS fees based on the average daily net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

AFS has served as administrator and transfer agent for the Funds since September 12, 2005. For the fiscal years ended December 31, 2006 and December 31, 2005, AFS received from the Funds fees for administrative services totaling $1,980,807 and $66,917, respectively.

Prior to March 1, 2006, PFPC Inc. served as administrator for the Funds (other than the Forward Emerald Funds). For the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, PFPC received from the Funds fees for administrative and transfer agent services totaling $171,576, $1,244,558 and $732,614, respectively.

Prior to September 12, 2005, Citco Mutual Fund Services Inc. (“Citco”) served as the administrator and transfer agent for the Forward Emerald Funds. For the fiscal years ended June 30, 2005 and June 30, 2004, Citco received from the Forward Emerald Funds fees for performing these services totaling $955,340 and $766,475, respectively.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees

39

pursuant to distribution or service plans; costs of designing, printing and mailing reports, Prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. The Trust has agreed to pay the Investment Advisor a fee in the amount of $125,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class C shares of the Forward Emerald Funds and with respect to the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Large Cap Equity Fund and Forward Legato Fund (each a “Distribution Plan” and collectively, the “Distribution Plans”). The purpose of the Distribution Plans is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by them in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A and Class C shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Forward Emerald Growth Fund and Forward Emerald Banking and Finance Fund will each reimburse the Distributor at an annual rate up to 0.35%, payable monthly, and the Forward Emerald Opportunities Fund will reimburse the distributor at an annual rate, payable monthly, up to 0.50% of the average daily net assets attributable to the Class A shares of each respective Fund. Each Fund will pay the Distributor at an annual rate of 1.00%, payable monthly, of which 0.25% is a shareholder servicing fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to the Class C shares of each of the Funds.

Expenses acceptable for reimbursement of distribution expenses under the Distribution Plans for the Forward Emerald Funds include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the specific Class of shares related to implementing and operating the Distribution Plans. Fees under the Distribution Plans may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Expenses acceptable for reimbursement of shareholder servicing fees under the Distribution Plans for the Forward Emerald Funds include compensation of broker-dealers or other persons others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from each Fund on behalf of customers; forwarding certain shareholder communications from the Funds to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class.

Broker-dealers or others may not be eligible to receive payments under the Distribution Plan for Class C shares until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

40

In certain instances, fees under the Distribution Plans for the Forward Emerald Funds may be paid to an employee of the Sub-Advisor who is also a registered representative of the Distributor where there is a customer relationship and account maintenance and other customer services are provided.

Under the Distribution Plan for the Class A shares of the Forward Large Cap Equity Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund, the Funds pay the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.35% of each Fund’s average net assets attributable to Class A shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A shares of the Funds, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Class A of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds’ Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Because the fees under the Distribution Plans are paid out of a Fund’s assets attributable to the Class A and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A or Class C shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plans is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of services and expenses that are paid for or reimbursed. Continuance of each Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Distribution Plan or related arrangements (these Trustees are known as “Disinterested Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees. A Distribution Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and a Distribution Plan and any agreement pursuant to a Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the relevant Class, or (ii) the Independent Trustees.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify any of the Distribution Plans at any time. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under a Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

41

For the fiscal year ended December 31, 2006, the following amounts were paid under the Distribution Plans:

	Advertising	Printing and Mailing of Prospectuses to other than current shareholders	Compensation to underwriters	Compensation to broker- dealers	Compensation to sales personnel	Interest, carrying, or other finance charges
Forward Emerald Growth Fund	$55,060	—	—	$725,175	$11,443	—
Forward Large Cap Equity Fund	—	—	—	$4,419	—	—
Forward Emerald Banking and Finance Fund	$84,070	—	—	$1,496,058	$19,063	—
Forward Emerald Opportunities Fund	$3,096	—	—	$64,590	$1,793	—
Forward Hoover Small Cap Equity Fund	$6,571	—	—	$55,769	—	—
Forward International Small Companies Fund	$1,551	—	—	$13,182	—	—
Sierra Club Stock Fund	$1,798	—	—	$15,422	—	—
Forward Legato Fund	$2,535	—	—	$39,905	—	—

Shareholder Services Plan

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Legato Fund and Forward Large Cap Equity Fund also have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Class A Shares of the Funds (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A shareholders of the Funds in amounts not to exceed 0.10% of the average daily net assets attributable to each Class of shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including by the Disinterested Trustees. The Shareholder Services Plan must be renewed annually by the Board of Trustees,

42

including a majority of the Disinterested Trustees, by a vote cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to a particular Class of shares at any time, without any penalty, by such Trustees or by a vote of a majority of the outstanding shares of the relevant Class on 60 days’ written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the Shareholder Services Plan or materially increase the expenses paid by the Funds requires approval by the Board of Trustees of the Funds, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets attributable to each class over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

Custody Fee Offset Agreement

The Advisor has entered into a Custody Fee Offset Agreement (“Agreement”) with Brown Brothers Harriman & Co. (BBH), the Funds’ custodian, for the benefit of the Funds. Pursuant to the Agreement, the Advisor and Sub-Advisors may allocate brokerage transactions to BBH, and BBH will offset the commissions paid by a Fund for electronic orders against the custody-related fees for that Fund in a predetermined ratio. A Fund may benefit from the commission offset because credits generated will be used to offset the Fund’s custody expenses.

As discussed above, in placing orders for portfolio transactions for a Fund, the Advisor and Sub-Advisors are generally required to give primary consideration to obtaining the most favorable price and execution available. Accordingly, the Advisor and each Sub-Advisor will execute transactions through BBH under the Agreement only if the Advisor or Sub-Advisor believes the Fund can obtain best execution. If the Advisor or Sub-Advisor does not believe the Fund can obtain best execution from BBH, there is no obligation to execute transactions through BBH. The Agreement is not intended to promote the distribution of Fund shares.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Trust’s Board of Trustees without a vote of the holders of a majority of the outstanding shares of a Fund. Any policy not specifically identified as “fundamental” is a non-fundamental policy of the Funds. There can be no assurance that the investment objective of any Fund will be achieved.

The investment policy of each of the Forward Large Cap Equity Fund, Forward Emerald Banking and Finance Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Sierra Club Stock Fund relating to the type of investments in which 80% of the Fund’s net assets, plus borrowings, if any, must be invested in the particular type of investment suggested by its name, may be changed by the Board of Trustees without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC.

43

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Forward Large Cap Equity Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry.

2.	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes.

3.	Purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus.

4.	Make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

5.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

6.	Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

7.	Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

As a matter of fundamental policy, the Sierra Club Stock Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

In addition, as a matter of fundamental policy, with respect to 75% of its total assets, each Fund other than the Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund may not: (1) purchase a security if, as a result, more than 5% of the Fund’s total assets immediately after and as the result of such purchases would be invested in the securities of any one issuer; and (2) purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do no apply to U.S. Government securities or to securities of other investment companies. Changes in the market value of a Fund’s assets after the time of purchase do not affect this calculation.

44

As a matter of fundamental policy the Forward Emerald Growth Fund may not:

1.	Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.	Invest more than 15% of total assets in one industry.

3.	Invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

4.	Make short sales.

5.	Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund’s current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

6.	Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (5) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value).

7.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

As a matter of fundamental policy the Forward Emerald Banking and Finance Fund may not:

1.	Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.	Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

3.	Borrow money, except from a bank; such borrowing will be limited to no more than 5% of net assets.

As a matter of fundamental policy the Forward Emerald Opportunities Fund may not:

1.

Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), nor, with respect to at least 50% of its total assets, invest more than 5% of the value of such assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund

45

exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.	Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in any of the industries that comprise the technology sector. Such industries include the aerospace and defense, biotechnology, computers, office and business equipment, semiconductors, software, telecommunications, and telecommunications equipment industries.

3.	Issue or sell senior securities, except that the Fund may engage in options and/or short-selling strategies provided the Fund either (i) sets aside liquid, unencumbered, daily marked-to-market assets in a segregated account with its custodian in amounts as prescribed by pertinent SEC guidelines, or (ii) holds securities or other options contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities or other options contracts used for cover will not be sold or closed out while such strategies are outstanding, unless they are replaced with similar assets.

4.	Borrow money, except from a bank; such borrowing will be limited to no more than 5% of net assets.

In addition, as a matter of fundamental policy each of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund may not:

1.	Issue or sell senior securities, except that the Opportunities Fund may invest in certain types of senior securities as noted in paragraph (3) directly above.

2.	Purchase or sell commodities, commodity contracts or futures contracts.

3.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

4.	Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities.

5.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund, its Advisor or its Sub-Advisor (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

6.	Acquire more than 10% of the voting securities of any issuer; or make investments for the purpose of gaining control of a company’s management.

7.	Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

8.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

Other Investment Policies

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies. These policies may be changed by the Funds’ Board of Trustees without shareholder approval.

46

The Forward Emerald Growth Fund:

1.	Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts.

2.	Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than seven days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

3.	Will not invest in warrants (a warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period).

4.	Will not invest more than 5% of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation.

The Forward Emerald Banking and Finance Fund:

1.	Will not invest more than 15% of its total assets (at current value) in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

2.	May engage in options strategies with respect to less than 5% of the Fund’s net assets, in which the Fund will either: (i) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund’s custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

3.	May not write put or call options having aggregate exercise prices equal to or greater than 5% of the Fund’s net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

4.	May make short sales in total amounts that equal less than 5% of the Fund’s net assets.

5.	May not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

The Forward Emerald Opportunities Fund:

1.	Will not invest more than 15% of total assets in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

2.	May not write options (whether on securities or securities indexes) or initiate further short-sale positions if aggregate exercise prices of previously written outstanding options, together with the value of assets used to cover outstanding short-sale positions, would exceed 25% of the Fund’s net assets.

3.	May not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

In addition, the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund:

1.	Will not invest in foreign currencies or foreign options and will not invest more than 10% of their respective total assets (at current value) in foreign securities.

2.	Will not issue long-term debt securities.

47

3.	Will not invest more than 10% of their respective total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days.

4.	May invest their cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 3 above) or other appropriate short-term investments. Commercial paper must be rated A-1 or A-2 by Standard & Poor’s Corporation (“S & P”) or Prime-1 or Prime-2 by Moody’s Investor Services (“Moody’s”), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody’s, or higher. For more information on ratings, see Appendix A for a description of ratings used in this SAI. Certificates of Deposit (“CD’s”) must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Funds will only purchase CD’s from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.

5.	May invest in securities convertible into common stock, but only when the Funds’ Sub-Advisor believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment.

6.	Will maintain their portfolio turnover rate at a percentage consistent with their investment objectives, in the case of the Forward Emerald Growth Fund and the Forward Emerald Banking and Finance Fund: long-term growth, in the case of the Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund: appreciation of capital, and in the case of the Forward Emerald Banking and Finance Fund: income. The Funds will not engage primarily in trading for short-term profits, but they may from time to time make investments for short-term purposes when such trading is believed by the Funds’ Sub-Advisor to be desirable and consistent with a sound investment policy. The Funds may dispose of securities whenever the Sub-Advisor deems advisable without regard to the length of time held.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funs may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Multi-Manager Risk

As the Forward Legato Fund utilizes multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors or may engage in strategies that are not complementary. It is also possible that the Sub-Advisors may be competing with each other for similar positions on behalf of a Fund at the same time. In such cases, a Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

A Fund may invest in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

48

Variable and Floating Rate Securities

Variable and floating rate securities are instruments that have a coupon or interest rate that is adjusted periodically due to changes in a base or benchmark rate. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by

49

agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. A Fund may invest in other asset-backed securities that have been offered to investors.

The Forward Emerald Funds will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which these three Funds may invest include those issued by GNMA, FNMA and FHLMC (collectively, the “Mortgage-Related Instruments”). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran’s Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

50

Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of “locking-in” long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder’s principal investment to the extent of premium paid.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

A Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective.

In carrying out this policy, a Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with

51

potential for long-term growth in the Investment Sub-Advisor’s opinion. The Funds will only invest in investment-grade convertible securities (those rated in the top four categories by either S & P or Moody’s).

Securities Issued by Other Investment Companies

A Fund (other than the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, and Forward Emerald Opportunities Fund) may invest up to 10% of its total assets (including borrowings for investment purposes, if any) in shares of other investment companies including exchange traded funds. Each of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, and Forward Emerald Opportunities Fund may invest up to 10% of its total net assets in no-load, open-end money market mutual funds. A Fund indirectly will incur additional costs due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds’ management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement

52

is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

A Fund may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

A Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund as described below.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Swap Agreements

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

53

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Advisor or Sub-Advisors in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

54

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indexes, Futures Contracts, Swap Contracts and Swap Indexes

A Fund (other than the Forward Emerald Growth Fund) may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps as defined above (see Swap Agreements) and swap indexes for hedging and non-hedging purposes. An option on a security, futures contract or swap contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap contract (in the case of a call option) or to sell a specified security, futures contract or swap contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on an index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security or swap contract against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities or swap contracts.

A Fund may write a call or put option only if the option is “covered.” A call option on a security, index, futures contract, swap contract or swap index written by a fund is “covered” if the fund owns the underlying security, index, futures contract, swap contract or swap index covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio, or otherwise segregates liquid assets in an amount equal to the value of the underlying instrument on a daily, marked-to-market basis. A call option on a security, index, futures contract, swap contract or swap index is also covered if a Fund holds a call on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security, index, futures contract, swap contract or swap index written by a Fund

55

is “covered” if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index, futures contract, swap contract or swap index. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will receive a premium from writing a put or call option, which increases gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index, futures contract, swap contract or swap index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index, futures contract, swap contract or swap index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index, futures contract, swap contract or swap index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index, futures contract, swap contract or swap index, writing covered put options will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index, futures contract, swap contract or swap index and the changes in value of a Fund’s investment holdings being hedged.

A Fund may purchase call options on individual securities or futures or swap contracts to hedge against an increase in the price of securities or futures or swap contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index, futures contract, swap contract or swap index does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

56

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

There are several risks associated with transactions in options on securities, futures or swaps index. For example, there are significant differences between the securities, futures or swaps markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities, futures or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional information on options on futures contracts is discussed below.

Futures Contracts and Options on Futures Contracts

A Fund (other than the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund) may invest in interest rate, credit linked, debt obligation, stock index and foreign currency futures contracts and options thereon for hedging or non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates,; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Funds may also enter into OTC options on futures contracts.

57

Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market. Pursuant to applicable regulatory exemptions, a Fund and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn taxable interest income on it initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transactions costs must also be included in these calculations.

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full, notional value. With respect

58

to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Options on futures and forward contracts will be covered in the manner set forth above under “Options on Securities, Securities Indexes and Futures.”

A Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options on futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options on futures and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Illiquid Securities

A Fund (other than the Forward Emerald Growth Fund) may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Investment Advisor or Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

59

Short Sales

A Fund (other than the Forward Emerald Growth Fund) may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities to cover any loans. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Legato Fund and Forward Emerald Growth Fund may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. The Forward Emerald Opportunities Fund and the Forward Emerald Banking and Finance Fund may each borrow no more than 5% of its net assets from a bank. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint. A Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds’ net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

60

Debt Securities

A Fund may invest in debt securities that are rated between “BBB” and as low as “CCC” by S&P and between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. Such debt securities may include preferred stocks, investment-grade corporate bonds, debentures and notes and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

Investments in corporate debt securities that are rated below investment grade (rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Service (“S&P”)) are considered speculative with respect to the issuer’s ability to pay interest and repay principal. Rating agencies may periodically change the rating assigned to a particular security. While the Investment Advisor and Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, the Investment Advisor and Sub-Advisors are not required to sell a security that is downgraded to any particular rating.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

61

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

A Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

A Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may

62

participate in such syndicates, or can buy part of a loan. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Funds’ investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward Legato Fund and Sierra Club Stock Fund may purchase securities of companies domiciled in any foreign country, developed or developing. The Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, and the Forward Emerald Opportunities Fund can invest no more than 10% of their respective total assets in foreign securities and cannot invest in foreign currencies or foreign options. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory

63

taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. A Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic and economic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

A Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

64

ReFlow

A Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Small Capitalization Stocks

The Forward Emerald Growth Fund, Forward Emerald Opportunities Fund, Forward Emerald Banking and Finance Fund, Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward Legato Fund, and Sierra Club Stock Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Forward Legato Fund and Forward Emerald Opportunities Fund are expected to have portfolio turnover rates in excess of 100%. A high turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary from year to year, as well as within a particular year.

65

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Funds or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Funds’ portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by a Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the

66

Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of a Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Fund’s Investment Advisor or Sub-Advisor. In the case of such “cross” transactions, the Investment Advisor or Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure the transactions is fair to the Fund. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2003, 2004 and 2005, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for the last three fiscal years.

	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/05		Fiscal Year Ended 12/31/04
Forward Hoover Small Cap Equity Fund	$2,716,269		$1,909,058		$1,178,450
Forward International Small Companies Fund	$2,024,584		$779,719		$378,534
Sierra Club Stock Fund	$38,197		$37,281		$31,446
Forward Large Cap Equity Fund(1)	$1,382	$	N/A	$	N/A
Forward Legato Fund(2)	$12,986		$21,310		$—
Forward Emerald Growth Fund(3)(6)	$700,387		$259,787	$		*
Forward Emerald Banking and Finance Fund(4)(6)	$384,268		$151,258	$		*
Forward Emerald Opportunities Fund(5)(6)	$236,852		$34,887	$		*

(1)	The Forward Large Cap Equity Fund commenced operations on October 31, 2006.
(2)	The Forward Legato Fund commenced operations on April 1, 2005.
(3)	Prior to May 1, 2005, the Forward Emerald Growth Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund.
(4)	Prior to May 1, 2005, the Forward Emerald Banking and Finance Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund.
(5)	Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.
(6)	As of September 9, 2005, the Forward Emerald Opportunities Fund, Forward Emerald Growth Fund and Forward Emerald Banking and Finance Fund each changed its fiscal year-end from June 30 to December 31.
*	See table below.

The following table shows the brokerage commissions paid by the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund for each of the last two fiscal years ended June 30, 2005 and June 30, 2004. The Emerald Funds changed their fiscal year ends to December 31 effective for the fiscal period ending December 31, 2005.

	Fiscal Year Ended 6/30/05	Fiscal Year Ended 6/30/04
Forward Emerald Growth Fund	$596,111	$404,769
Forward Emerald Banking and Finance Fund	$267,386	$223,851
Forward Emerald Opportunities Fund	$38,380	$16,904

67

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

For the Class A shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the Securities Act of 1933, as amended.

For the period January 1, 2006 through December 31, 2006, the Distributor received underwriter’s commissions, in gross, of $66,149, of which it retained $0. For the period September 12, 2005 through December 31, 2005, the Distributor received underwriter’s commissions, in gross, of $25,403, of which it retained $0. For the period June 1, 2005 through September 11, 2005, Citco Mutual Fund Distributors, Inc. (“CMFD”), the prior distributor for the Forward Emerald Funds received underwriter’s commissions, in gross, of $17,866, of which it retained $0. For the fiscal years ended June 30, 2005 and 2004, CMFD received underwriter’s commissions, in gross, of $0 and $226,830, respectively. The Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund were first issued in 2005. For the period January 1, 2005 through September 11, 2005, PFPC Distributors Inc. was the distributor for the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Forward Legato Fund and received underwriter’s commissions, in gross, of $0, of which it retained $0.

The Investment Advisor, at its expense, may provide additional promotional incentives to financial intermediaries in connection with sales of the Funds. In some instances, such incentives may be made available only to financial intermediaries dealers whose representatives have sold or are expected to sell significant amounts of such shares. Financial intermediaries may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Reduced Sales Charges for Class A Shares

Class A shares of the Funds may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the Prospectus.

2.	Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)	The investor’s current purchase;

(ii)	The net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

(iii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.

Sign a Letter of Intent: Investors may purchase Class A shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest a minimum of $25,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level

68

specified in the Letter. If, however, the purchase level specified by the shareholder’s Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor’s option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor’s dealer returns any excess commissions previously received.

Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Funds at (800) 999-6809 to receive the appropriate form.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

69

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Funds’ Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.	Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase. For the Sierra Club Stock Fund, the 2.00% redemption fee will be charged on shares exchanged within 60 days of purchase through June 30, 2007; beginning July 1, 2007, the redemption fee will be charged on shares exchanged within 180 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are

70

redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

Forward Funds impose a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Funds within 180 days after the purchase date (60 days for the Sierra Club Stock Fund through June 30, 2007 and 180 days thereafter). This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The holding period for Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class C shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of each of the Funds’ shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV of different Classes of shares of the same

71

Fund will differ due to differing Class expenses. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to the Funds. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

72

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or

73

securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it generally would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds’ investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, if any, will be declared and paid annually. Capital gains distributions and income dividends, if any, will be declared and paid in December.

74

Dividends, including capital gain dividends, declared in November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010 in the absence of Congressional action.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales

75

charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding

The Funds generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Funds elect to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Funds with proper certification of their foreign status.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

76

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

77

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Currency Fluctuation—Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

78

Other Investment Companies

It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments

A Fund may invest in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Although the Investment Advisor and Sub-Advisors do not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs or TMPs, under applicable Treasury regulations and other guidance, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an interest in a TMP (referred to in the Code as an “excess inclusion”) may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder directly held the REMIC residual interest or interest in the TMP. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor and Sub-Advisors have not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS or TMPs and does not intend to do so in the future.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon their current shareholders, it appears that certain Funds will be considered to be personal holding companies (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

79

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Funds elected to defer capital losses and currency losses occurring between November 1, 2006 and December 31, 2006 as follows:

	Capital Losses	Currency Losses
Forward Emerald Opportunities Fund	$(16,993)	$—
Forward International Small Companies Fund	$—	$(29,707)
Sierra Club Stock Fund	$(104,420)	$—

Such losses will be treated as arising on the first day of the year ending December 31, 2007.

At December 31, 2006 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring in 2009		Expiring in 2010
Forward Emerald Opportunities Fund(1)	$(5,153,443)		$(1,848,987)
Sierra Club Stock Fund	$(76,051	)(2)	$—

(1)	Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.
(2)	Subject to limitations under §382.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

80

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the eight portfolios described in the Prospectus and this SAI and six other portfolios described in separate Prospectuses and SAIs. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

Forward Large Cap Equity Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	1,000,000	98.11%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	1,000,000	64.75%

Mid-Atlantic Corp* 80 West Street, Suite 201 Rutland, VT 05701	529,362	34.18%

81

Forward Emerald Growth Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	A	4,369,830	34.55%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	A	1,824,899	14.43%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	A	740,477	5.85%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	C	154,112	20.00%

First Clearing, LLC 10700 Wheat First Drive P.O. Box 6600 Glen Allen, VA 23058	C	137,826	17.88%

Morgan Stanley Dean Witter P.O. Box 250 Church Street Station New York, NY 10008	C	84,346	10.94%

RBC Dain Rauscher 60 South 6th Street Minneapolis, MN 55042	C	72,094	9.35%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	C	47,970	6.22%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	4,417,800	32.92%

82

Forward Emerald Banking and Finance Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	A	1,449,467	25.25%

First Clearing, LLC 10700 Wheat First Drive P.O. Box 6600 Glen Allen, VA 23058	A	498,727	8.69%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	A	498,390	8.68%

Janney Montgomery Scott 1801 Market Street Philadelphia PA 19103	A	453,901	7.91%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	A	405,802	7.07%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	A	358,931	6.25%

First Clearing, LLC 10700 Wheat First Drive P.O. Box 6600 Glen Allen, VA 23058	C	1,579,691	41.96%

Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	C	728,700	19.36%

Salomon Smith Barney* 333 West 34th Street, 3rd Floor New York, NY 10001	C	340,567	9.05%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

None

83

Forward Emerald Opportunities Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	251,344	30.23%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	A	122,746	14.76%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	A	85,165	10.24%

First Clearing, LLC 10700 Wheat First Drive P.O. Box 6600 Glen Allen, VA 23058	C	128,626	45.32%

Stifel Nicolaus & Co.* 501 North Broadway St. Louis, MO 63102	C	59,431	20.94%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	C	23,859	8.41%

RBC Dain Rauscher 60 South 6th Street Minneapolis, MN 55042	C	20,182	7.11%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

None

84

Forward Hoover Small Cap Equity Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	624,284	88.18%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	A	38,964	5.50%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	6,993,719	26.96%

Forward International Small Companies Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	96,429	47.11%

Bear Stearns Securities 1 Metrotech Center North Brooklyn, NY 11201	A	25,980	12.69%

Mel Lofurno 37 Shycreek Road Pittstown, NJ 08867	A	12,559	6.14%

Edward Agolio 500 West Jefferson Street Louisville, KY 40202	A	10,457	5.11%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	17,087,476	42.24%

85

Sierra Club Stock Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	998,293	98.08%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	998,293	26.01%

Forward Legato Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	A	600,000	90.85%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	A	50,493	7.65%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	600,000	90.85%

*	Shares are believed to be held only as nominee
**	Sutton Place Associates, LLC is an entity under common control with Forward Management.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

86

Licensing Agreement with the Sierra Club

The terms “Sierra Club” and “Explore, enjoy and protect the planet” are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, the Investment Advisor. Forward Management has entered into a Licensing Agreement with the Sierra Club under which Forward Management has agreed to pay an annual fee to the Sierra Club in return for its services in creating a list of securities that are consistent with the principles and standards of the Sierra Club and for use of the Sierra Club’s trademarks. The fee payable by Forward Management under the Licensing Agreement is based on a percentage of the assets of the Sierra Club Funds. The Licensing Agreement between the Sierra Club and Forward Management was effective September 30, 2002 and will remain in effect for seven years and thereafter can be renewed for successive one-year terms.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended December 31, 2006 appearing in the Annual Reports to Shareholders have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC on March 9, 2007 (Accession No. 0001193125-07-050725).

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

87

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

(800) 999-6809

Forward Large Cap Equity Fund

Forward Hoover Small Cap Equity Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Forward Emerald Opportunities Fund

Forward Global Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Progressive Real Estate Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

Statement of Additional Information

dated May 1, 2007

Forward Funds (“Forward Funds” or the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers fourteen investment portfolios. Investor Class shares of nine of the portfolios and Institutional Class shares of ten of the portfolios are discussed in this Statement of Additional Information (“SAI”): Forward Large Cap Equity Fund (Investor and Institutional Class), Forward Hoover Small Cap Equity Fund (Investor and Institutional Class), Forward Hoover Mini-Cap Fund (Investor and Institutional Class), Forward Legato Fund (Institutional Class), Forward Emerald Opportunities Fund (Institutional Class), Forward Global Emerging Markets Fund (Investor and Institutional Class), Forward International Equity Fund (Investor Class and Institutional Class), Forward International Small Companies Fund (Investor and Institutional Class), Forward Progressive Real Estate Fund (Investor Class), Sierra Club Equity Income Fund (Investor Class and Institutional Class) and Sierra Club Stock Fund (Investor Class and Institutional Class) (each, a “Fund,” and collectively the “Funds”). There is no assurance that any of the Funds will achieve its objective.

This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Funds, dated May 1, 2007, which has been filed with the Securities and Exchange Commission (“SEC”). This SAI incorporates by reference the financial statements of the Funds included in the Shareholder Reports dated December 31, 2006 (“Financial Statements”) relating to those Funds. A copy of the Prospectus for the Funds and the Financial Statements of the Funds, including the Independent Registered Public Accountants’ Reports, may be obtained free of charge by calling the Funds’ distributor at (800) 999-6809.

ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers fourteen investment portfolios. Nine of the portfolios discussed in this SAI are diversified and two of the portfolios are non-diversified. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005.

The Funds (except for the Forward Emerald Opportunities Fund) are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Funds,” each a “Predecessor Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation. The Predecessor Funds were reorganized into corresponding series of the Trust effective after the close of business on June 30, 2005. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 30, 2005 refers to the Predecessor Funds or Predecessor Company.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share.

Forward Funds offer the following funds and classes of shares:

Fund	Investor Class	Institutional Class	Class A	Class C
Forward Emerald Banking and Finance Fund			X	X
Forward Emerald Growth Fund			X	X
Forward Emerald Opportunities Fund		X	X	X
Forward Global Emerging Markets Fund	X	X
Forward Hoover Mini-Cap Fund	X	X
Forward Hoover Small Cap Equity Fund	X	X	X
Forward International Equity Fund	X	X
Forward International Small Companies Fund	X	X	X
Forward Large Cap Equity Fund	X	X	X
Forward Long/Short Credit Analysis Fund*			X	X
Forward Legato Fund		X	X
Forward Progressive Real Estate Fund	X
Sierra Club Equity Income Fund	X	X
Sierra Club Stock Fund	X	X	X

*	May be purchased only by qualified investors

This SAI pertains only to Investor Class shares of the Forward Global Emerging Markets Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Progressive Real Estate Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund, and Institutional Class shares of the Forward Emerald Opportunities Fund, Forward Global Emerging Markets Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund. Class A and Class C shares of certain of the Funds are offered pursuant to separate Prospectuses with separate statements of additional information.

The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

1

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently five Trustees, four of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

Haig G. Mardikian Age: 59	Chairman	Since 1998†	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	14	None

2

NON-INTERESTED TRUSTEES (continued):

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

Donald O’Connor Age: 70	Trustee	Since 2000†	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	14	Trustee of the Advisors Series Trust (15) (1997 to present).

DeWitt F. Bowman Age: 76	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)†	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	14	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (May 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

Rosalind M. Hewsenian Age: 53	Trustee	Since 2007†	Managing Director and Principal, Wilshire Associates, Inc., an investment consulting and management business (2001 to 2006); Director, WilshireAssociates, Inc. (1996 to 2006).	14	None

3

INTERESTED TRUSTEE:

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

J. Alan Reid, Jr. **** Age: 44	President, Trustee	Since 2001†	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	14	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.
†	Each Trustee, other than Mr. Bowman and Ms. Hewsenian, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee other than Ms. Hewsenian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Hewsenian was appointed as Trustee effective January 11, 2007.

4

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 57	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer at Forward Management (since 2005); Chief Compliance Officer, ReFlow Management Co., LLC (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of four members: Messrs. Bowman, Mardikian and O’Connor and Ms. Hewsenian. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2006 the Audit Committee convened four times.

The Nominating Committee consists of four members: Messrs. Bowman, Mardikian and O’Connor and Ms. Hewsenian. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2006, the Nominating Committee convened three times.

The Pricing Committee consists of seven members: Messrs. O’Connor, Bowman, Garvin Jabusch, Mark Guadagnini, and Mses. Hewsenian, Curran and Tolle. The Pricing Committee, in conjunction with the Investment Advisor (as defined herein) and Sub-Advisors (as defined herein), is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2006, the Pricing Committee convened eleven times.

5

The following table sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information as Of December 31, 2006

NON-INTERESTED TRUSTEES

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	Forward International Equity Fund	C	D
	Forward Hoover Small Cap Equity Fund	D	D
	Forward Hoover Mini-Cap Fund	A	D
	Forward Global Emerging Markets Fund	A	D
	Forward International Small Companies Fund	A	D
	Forward Progressive Real Estate Fund	A	D
	Sierra Club Equity Income Fund	A	D
	Sierra Club Stock Fund	C	D
	Forward Large Cap Equity Fund	A	D
	Forward Emerald Opportunities Fund	A	D
	Forward Legato Fund	A	D
Donald O’Connor	Forward International Equity Fund	A	E
	Forward Hoover Small Cap Equity Fund	E	E
	Forward Hoover Mini-Cap Fund	A	E
	Forward Global Emerging Markets Fund	A	E
	Forward International Small Companies Fund	A	E
	Forward Progressive Real Estate Fund	A	E
	Sierra Club Equity Income Fund	A	E
	Sierra Club Stock Fund	A	E
	Forward Large Cap Equity Fund	A	E
	Forward Emerald Opportunities Fund	A	E
	Forward Legato Fund	A	E
DeWitt F. Bowman	Forward International Equity Fund	A	A
	Forward Hoover Small Cap Equity Fund	A	A
	Forward Hoover Mini-Cap Fund	A	A
	Forward Global Emerging Markets Fund	A	A
	Forward International Small Companies Fund	A	A
	Forward Progressive Real Estate Fund	A	A
	Sierra Club Equity Income Fund	A	A
	Sierra Club Stock Fund	A	A
	Forward Large Cap Equity Fund	A	A
	Forward Emerald Opportunities Fund	A	A
	Forward Legato Fund	A	A
Rosalind M. Hewsenian	Forward International Equity Fund	A	A
	Forward Hoover Small Cap Equity Fund	A	A
	Forward Hoover Mini-Cap Fund	A	A
	Forward Global Emerging Markets Fund	A	A
	Forward International Small Companies Fund	A	A
	Forward Progressive Real Estate Fund	A	A
	Sierra Club Equity Income Fund	A	A
	Sierra Club Stock Fund	A	A
	Forward Large Cap Equity Fund	A	A
	Forward Emerald Opportunities Fund	A	A
	Forward Legato Fund	A	A

6

INTERESTED TRUSTEE:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	Forward International Equity Fund	E	E
	Forward Hoover Small Cap Equity Fund	D	E
	Forward Hoover Mini-Cap Fund	C	E
	Forward Global Emerging Markets Fund	C	E
	Forward International Small Companies Fund	C	E
	Forward Progressive Real Estate Fund	D	E
	Sierra Club Equity Income Fund	B	E
	Sierra Club Stock Fund	C	E
	Forward Large Cap Equity Fund	C	E
	Forward Emerald Opportunities Fund	C	E
	Forward Legato Fund	B	E

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	Over $100,000
**	Information as of January 31, 2007.

No Trustee who is not an interested person of the Trust owns any securities of the Funds’ Investment Advisor, any of the Funds’ Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Trust pays each non-interested Trustee a retainer fee in the amount of $14,000 per year, and $6,500 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). The Funds also pay each non-interested Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds’ investment advisor or sub-advisors. As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds. As discussed below in “Investment Advisory and Other Services – Other Service Providers,” the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

7

Compensation Received From Funds (as of December 31, 2006)

Name and Position	Aggregate Compensation From Trust		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
J. Alan Reid, Jr. Trustee*	$	None	$0	$0	$	None
Haig G. Mardikian, Trustee		$38,375	$0	$0		$38,375
Donald O’Connor, Trustee		$32,375	$0	$0		$32,375
DeWitt F. Bowman, Trustee		$33,875	$0	$0		$33,875
Rosalind M. Hewsenian, Trustee(2)		$0	$0	$0		$0

*	Interested
(1)	The Fund Complex consists of the Trust, which currently is comprised of fourteen series.
(2)	Rosalind M. Hewsenian was appointed as Trustee of the Trust effective January 11, 2007.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its Investment Advisor, Sub-Advisors, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information about the Funds’ portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Trust’s Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

8

Public Disclosures on Web Site

Forward Funds discloses the portfolio holdings of each Fund as of the end of each month on its web site at www.forwardfunds.com and will additionally disclose the portfolio holdings of the Sierra Club Equity Income Fund and Sierra Club Stock Fund at www.sierraclubfunds.com. Portfolio holdings as of month-end will be posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s Board of Trustees or Chief Compliance Officer.

The Board of Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefore. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	Legato Capital Management, LLC—Daily for the Forward Legato Fund with no delay.

2.	Vestek—Daily for the Forward Legato Fund with no delay.

3.	FactSet Research Systems Inc.—Daily for all Funds, with no delay.

4.	Electra Information Systems Inc.—Daily for all Funds with no delay.

9

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds, the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the information has been publicly disclosed (via the Funds’ website or otherwise):

•	Top Twenty-five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•	Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Funds’ Investment Advisor or Sub-Advisors may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Funds’ Investment Advisor or Sub-Advisors may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ Investment Advisor and Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

10

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the respective Fund and subject to general supervision of the Trust’s Board of Trustees. Forward Management also has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction

Forward Management is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management supervises the activities of each Sub-Advisor and manages the assets of certain of the portfolios of the Trust directly, without the use of a sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC (“ReFlow Forward Family Holding Company”), an entity that invests in other entities in the financial services industry, holds approximately 94% of Forward Management’s ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Forward Management has delegated the authority to manage each Fund other than the Sierra Club Stock Fund to sub-advisors. Forward Management has managed the Forward Legato Fund and Forward Large Cap Equity Fund since inception and each other Fund except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund since September 1998. On December 23, 2003, Forward Management replaced Pictet International Management Limited as the investment advisor of the Forward International Small Companies Fund. On September 17, 2004, Forward Management replaced Pictet International Management Limited as investment advisor of the Forward Global Emerging Markets Fund. The fourteen portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for the Sierra Club Stock Fund and by the Sub-Advisors for each other Fund. Certain information regarding Forward Management is described above, and certain information regarding each Sub-Advisor is described below.

Sub-Advisors

Forward Large Cap Equity Fund

Forward Management has engaged the services of Affinity Investment Advisors, LLC (“Affinity”), 18191 Von Karman Avenue, Suite 420, Irvine, CA 92612 to manage the assets of the Forward Large Cap Equity Fund. Affinity is a California Limited Liability Company established in June 1992. As of December 31, 2006, Affinity had assets under management of $445.8 million. As of December 31, 2006, founder Gregory R. Lai, CFA, owned 59.08% and Forward Management, LLC owned 3.23% of Affinity, with the balance owned by employees and oustide investors.

Forward Legato Fund

Forward Management has engaged the services of Netols Asset Management Inc. (“NAM”), a Wisconsin S Corporation, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. NAM is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, WI 53092. NAM was founded in September 2000. Jeffrey Netols is a control person of NAM. As of December 31, 2006, Mr. Netols owned 100% of NAM. As of December 31, 2006, NAM had assets under management of $471 million.

Forward Management has engaged the services of Conestoga Capital Advisors, LLC (“CCA”), a Pennsylvania Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. CCA is located at 259 N. Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in

11

March 2001. As of December 31, 2006, William C. Martindale, Jr. and W. Christopher Maxwell each owned 33% of CCA. As of December 31, 2006, CCA had assets under management of $271.5 million.

Forward Management has engaged the services of Riverbridge Partners, LLC (“Riverbridge”), a Minnesota Limited Liability Company, to act as sub-advisor for a portion of the Forward Legato Fund’s portfolio. Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of December 31, 2006, no entity or individual owned 25% or more of Riverbridge. As of December 31, 2006, Riverbridge had assets under management of $943 million.

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Forward Management has engaged the services of Hoover Investment Management Co., LLC (“Hoover”) to manage the assets of the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund on a day-to-day basis. Hoover is a registered investment advisor under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 600 California Street, Suite 550, San Francisco, California 94108. As of December 31, 2006, Hoover served as an investment advisor or investment sub-advisor to 72 accounts with assets of $1.822 billion under management. Hoover focuses on the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. Ms. Hoover owns 82% of Hoover.

Forward Emerald Opportunities Fund

Forward Management has engaged the services of Emerald Mutual Fund Advisers Trust (“Emerald”), 1703 Oregon Pike, Lancaster, Pennsylvania 17601, to manage the assets of the Forward Emerald Opportunities Fund on a day-to-day basis. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the Funds’ former investment advisor. Emerald was organized as a Delaware statutory trust on March 17, 2005, and is registered with the SEC under the Advisers Act. Emerald offers investment management advice and confines its activities to the maintenance, administration and management of intangible investments and activities of regulated investment companies. As of December 31, 2006, Emerald and its affiliates managed over $2.6 billion in assets.

Forward International Equity Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM”), previously known as Pictet International Management Limited, to act as sub-advisor for the Forward International Equity Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund. PAM was established in 1980 and as of December 31, 2006 had approximately $100 billion of assets under management. PAM is the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2006, Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

12

Forward Progressive Real Estate Fund and Sierra Club Equity Income Fund

Forward Management has engaged the services of Forward Uniplan Investment Advisors, Inc. (“Uniplan”) to act as sub-advisor for the Forward Progressive Real Estate Fund and the Sierra Club Equity Income Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located 22939 W. Overson Road, Union Grove, WI 53182. As of December 31, 2006 Richard Imperiale, President, owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan had approximately $530.6 million in assets under management as of December 31, 2006. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale is the President, founder and controlling person of Uniplan.

Sierra Club Stock Fund

The Fund’s portfolio is managed by Forward Management. Forward Management is discussed above.

Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Fund	Advisory Fee
Forward Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion
Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million
Forward Hoover Mini-Cap Fund	1.05%
Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million
Forward Emerald Opportunities Fund	1.00% up to and including $100 million 0.90% over $100 million
Forward Global Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion
Forward International Equity Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion
Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion
Forward Progressive Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million
Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million
Sierra Club Equity Income Fund	0.94% up to and including $100 million 0.87% over $100 million up to and including $250 million 0.82% over $250 million up to and including $500 million 0.78% over $500 million

13

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing a Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor’s revenues. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the Sierra Club Stock Fund. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

14

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:

	Gross Investment Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Investment Advisory Fees Paid
Fiscal Year Ended December 31, 2006
Forward Large Cap Equity Fund(1)	$13,696	$(8,369)	$5,327
Forward Emerald Opportunities Fund(2)	$104,617	$(27,171)	$77,446
Forward International Equity Fund(3)	$251,227	$(111,342)	$139,885
Forward Hoover Small Cap Equity Fund	$5,310,540	$(104,647)	$5,205,893
Forward Global Emerging Markets Fund(4)	$582,611	$(190,389)	$392,222
Forward Hoover Mini-Cap Fund	$719,312	$(81,296)	$638,016
Forward International Small Companies Fund	$4,236,935	$(207,893)	$4,029,042
Forward Progressive Real Estate Fund(6)	$392,209	$0	$392,209
Sierra Club Equity Income Fund(7)	$279,828	$(8,474)	$271,354
Sierra Club Stock Fund(9)	$282,792	$(57,737)	$225,055
Forward Legato Fund(11)	$85,649	$(14,823)	$70,826

Fiscal Year Ended December 31, 2005
Forward Emerald Opportunities Fund(2)	$20,691	$(8,663)	$12,028
Forward International Equity Fund(3)	$195,624	$(134,862)	$60,762
Forward Hoover Small Cap Equity Fund	$2,899,621	$(714,343)	$2,185,278
Forward Global Emerging Markets Fund(4)	$328,662	$(296,908)	$31,754
Forward Hoover Mini-Cap Fund	$375,348	$(78,439)	$296,909
Forward International Small Companies Fund	$1,308,238	$(379,970)	$928,268
Forward Progressive Real Estate Fund(6)	$379,381	$0	$379,381
Sierra Club Equity Income Fund(7)	$281,818	$(52,666)	$229,152
Sierra Club Stock Fund(9)	$254,327	$(151,523)	$102,804
Forward Legato Fund(10)(11)	$48,694	$(48,694)	$0

Fiscal Year Ended December 31, 2004
Forward International Equity Fund(3)	$184,683	$(82,632)	$102,051
Forward Hoover Small Cap Equity Fund	$1,584,021	$(43,565)	$1,540,456
Forward Global Emerging Markets Fund(4)	$669,262	$(362,519)	$306,743
Forward Hoover Mini-Cap Fund(5)	$238,385	$(88,725)	$149,660
Forward International Small Companies Fund	$430,410	$(379,991)	$50,419
Forward Progressive Real Estate Fund(6)	$360,332	$0	$360,332
Sierra Club Equity Income Fund(7)	$264,371	$(79,228)	$185,143
Sierra Club Stock Fund(8)(9)	$133,000	$(133,000)	$0

(1)	The Forward Large Cap Equity Fund commenced operations on October 31, 2006.
(2)	Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund. On September 1, 2005, the fiscal year-end of the Forward Emerald Opportunities Fund was changed from June 30, 2005 to December 31, 2005. Please see below for fees paid for fiscal years ending June 30, 2004 and June 30, 2005. In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2005 for the Forward Emerald Opportunities Fund in the amount of $3,386.
(3)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

15

(4)	On September 14, 2004, shareholders of the Retail and Institutional Shares of Pictet Global Emerging Markets Fund approved a Plan of Reorganization whereby they received Investor and Institutional class shares of Forward Global Emerging Markets Fund. Investment Advisory fees paid by Pictet Global Emerging Markets Fund prior to September 14, 2004 for the fiscal year ended December 31, 2004 were paid to Pictet International Management Limited.
(5)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2004 for the Forward Hoover Mini-Cap Fund in the amount of $79,224.
(6)	Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.
(7)	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.
(8)	In addition, the Investment Advisor reimbursed expenses for the fiscal year ended December 31, 2004 for the Sierra Club Stock Fund in the amount of $688.
(9)	Prior to August 11, 2006, New York Life Investment Management served as a sub-advisor to the Sierra Club Stock Fund and was paid an annual sub-advisory fee by Forward Management. Prior to January 1, 2006, Harris Bretall Sullivan & Smith, L.L.C. (“HBSS”) served as a sub-advisor to the Sierra Club Stock Fund and was paid an annual sub-advisory fee by Forward Management. Prior to January 1, 2006, HBSS and prior to August 1, 2006, NYLIM, were each paid an annual sub-advisory fee by Forward Management of 0.45% on assets less than $100 million, 0.40% on assets of $100 million to less than $250 million, 0.35% on assets of $250 million to less than $500 million and 0.30% on assets of $500 million or more.
(10)	The Forward Legato Fund commenced operations on April 1, 2005.
(11)	In addition, the Investment Advisor reimbursed expenses for the fiscal years ended December 31, 2006 and 2005 for the Forward Legato Fund in the amount of $3,108 and $31,034, respectively.

On September 1, 2005, the fiscal year end for the Forward Emerald Opportunities Fund was changed to December 31 from June 30. Prior to May 1, 2005, investment advisory fees for the Forward Emerald Opportunities Fund were paid to Emerald Advisers, Inc. and the fund was named Emerald Select Technology Fund. For the fiscal year ended June 30, 2005, Forward Management received management fees from the Forward Emerald Opportunities Fund totaling $5,140, of which Forward Management waived $1,218 of this amount. For the fiscal years ended June 30, 2005 and June 30, 2004, Emerald Advisers, Inc. received management fees from the Emerald Select Technology Fund, before reimbursement of expenses, totaling $28,199 and $38,575, respectively. Emerald Advisers, Inc. waived $3,608 and $615 of these amounts for fiscal years ended June 30, 2005 and June 30, 2004, respectively.

16

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, each sub-advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Fund	Sub-Advisory Fee
Forward Large Cap Equity Fund	0.40% through $500 million 0.375% over $500 million through $1 billion 0.35% over $1billion
Forward Hoover Small Cap Equity Fund(1)	0.70% through $100 million 0.55% over $100 million
Forward Hoover Mini-Cap Fund(1)	0.70% through $100 million 0.55% over $100 million
Forward Legato Fund(2)	0.60%
Forward Emerald Opportunities Fund	0.65% through $100 million 0.55% over $100 million
Forward Global Emerging Markets Fund	0.80%
Forward International Equity Fund(3)	0.45% through $250 million 0.40% over $250 million through $1 billion 0.35% over $1 billion
Forward International Small Companies Fund	0.65%
Forward Progressive Real Estate Fund	0.60% through $100 million 0.55% over $100 million through $500 million 0.45% over $500 million
Sierra Club Equity Income Fund(4)(5)(6)	0.39% less than $100 million 0.32% $100 million to less than $250 million 0.27% $250 million to less than $500 million 0.24% $500 million and over

(1)	From January 1, 2003 to December 31, 2005, the annual rate was 0.70% up to $100 million and 0.60% on assets over $100 million.
(2)	In the case of Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to that Sub-Advisor.
(3)	Prior to September 1, 2005, the annual rate was 0.50% on all assets. Prior to that date, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and its Sub-Advisor was Hansberger Global Investors, Inc. Sub-advisory fees prior to September 1, 2005 were paid to Hansberger Global Investors, Inc.
(4)	Prior to September 1, 2006, Uniplan was a Sub-Advisor to a portion of the Sierra Club Equity Income Fund and was paid an annual sub-advisory fee by Forward Management of 0.41% on assets less than $100 million, 0.32% on assets of $100 million to less than $500 million, 0.27% on assets of $250 million to less than $500 million, and 0.24% on assets of $500 million and over.
(5)	Between April 1, 2005 and August 31, 2006, New York Life Investment Management was a Sub-Advisor to a portion of the Sierra Club Equity Income Fund and was paid an annual sub-advisory fee of 0.37% on assets less than $100 million, 0.32% on assets of $100 million to less than $500 million, 0.27% on assets of $250 million to less than $500 million, and 0.22% on assets of $500 million and over.
(6)	Prior to April 1, 2005, Harris Bretall Sullivan & Smith, L.L.C. (HBSS) served as a Sub-Advisor to the Sierra Club Balanced Fund (currently the Sierra Club Equity Income Fund). Prior to April 1, 2005, HBSS was paid an annual sub-advisory fee by Forward Management of 0.41% on the first $100 million of average net assets, 0.32% on the next $150 million of average net assets, 0.27% on the next $250 million of average net assets and 0.24% on average net assets over $500 million.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and investment sub-advisory contracts is available in Forward Funds’ annual report for the most recent fiscal year ended December 31, 2006.

17

As described in the Prospectus, the Investment Advisor has contractually agreed to waive a portion of its fees for the Investor and Institutional class shares of certain of the Funds through the dates indicated in amounts necessary to limit each Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to the annual rates stated below. Pursuant to these agreements, each Fund (beginning July 1, 2007 for the Forward Emerald Opportunities Fund) will reimburse the Investment Advisor for any fee waivers made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. There is no assurance that these expense limitations will be continued beyond the dates indicated.

Fund	End Date	Expense Limit
Forward Large Cap Equity Fund - Investor	January 1, 2008	1.24%
Forward Large Cap Equity Fund - Institutional	January 1, 2008	0.99%
Forward Legato Fund - Institutional	January 1, 2008	1.34%
Forward Emerald Opportunities Fund - Institutional	January 1, 2008	1.59%
Forward Global Emerging Markets Fund - Investor	January 1, 2008	1.69%
Forward Global Emerging Markets Fund - Institutional.	January 1, 2008	1.39%
Forward International Equity Fund - Investor	January 1, 2008	1.24%
Forward International Equity Fund - Institutional	January 1, 2008	0.99%
Forward International Small Companies Fund - Investor	January 1, 2008	1.60%
Forward International Small Companies Fund - Institutional	January 1, 2008	1.25%
Sierra Club Equity Income Fund - Investor	January 1, 2008	1.69%
Sierra Club Equity Income Fund - Institutional	January 1, 2008	1.44%
Sierra Club Stock Fund - Investor	January 1, 2008	1.24%
Sierra Club Stock Fund - Institutional	January 1, 2008	0.99%

With respect to the Forward International Small Cap Equity Fund, Forward Global Emerging Markets Fund and Forward International Equity Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus, provided that the net minimum fee payable to the Sub-Advisor will be 0.30%. With respect to the Forward Progressive Real Estate Fund, Sierra Club Equity Income Fund and Forward Legato Fund, each of Uniplan, NAM, Riverbridge and CCA have contractually agreed to waive its sub-advisory fees in the same proportion as the Investment Advisor in amounts necessary to limit each Fund’s operating expenses to the annual rate stated in the Prospectus; provided that the net minimum sub-advisory fee payable will be half of the fee otherwise payable to the Sub-Advisor. With respect to the Forward Large Cap Equity Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. With respect to the Forward Emerald Opportunities Fund, the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus. The Sub-Advisor for the Forward Emerald Opportunities Fund also has agreed to reimburse to the Investment Advisor any amounts in excess of the fee waivers that are necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus.

Portfolio Managers

Affinity Investors Advisors, LLC: Forward Large Cap Equity Fund

The portfolio managers responsible for the day-to-day management of the portfolio are Gregory R. Lai, CFA, Managing Director of Affinity and Senior Portfolio Manager for the Fund and Jordan Floriani, CFA, Vice President of Affinity and Associate Portfolio Manager for the Fund.

18

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Lai and Ms. Floriani managed as of December 31, 2006.

Gregory R. Lai

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$10.4	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	226	$435.4	1	$26.4

Jordan Floriani

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$10.4	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	226	$435.4	1	$26.4

Potential conflicts of interest may arise because Affinity engages in portfolio management activities for other clients. Because the portfolio managers generally manage multiple accounts with similar objectives and strategies, Affinity’s Trading Allocation Policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible allowing for efficient execution. In the case of a block trade being filled in different lots with the same broker, where possible, Affinity will arrange for these trades to be average priced to ensure that all the accounts executed at one broker receive the same price.

Because Affinity deals with different brokers and its clients have different custodians for their accounts, it is not possible to aggregate all trades. For purposes of determining which accounts’ orders shall be placed first, accounts except fully bundled wrap fee accounts are grouped by custodial broker with accounts custodied at banks placed in one group. Fully bundled wrap fee accounts are grouped separately by the wrap fee program sponsor and are not grouped with other accounts custodied at the wrap fee program sponsor. Affinity’s portfolio accounting system randomly generates the order of brokers with whom Affinity places trades. When possible, all trades in the same security with the same custodian except fully bundled wrap fee accounts or custodied at a bank are aggregated and one order is placed for the aggregated trade. Typically, all trades in the same security for fully bundled wrap fee accounts with the same wrap fee program sponsor are aggregated and one order is placed for the aggregated trade. If Affinity is unable to fill all accounts within a trading group, Affinity’s portfolio accounting system will randomly generate the accounts to be filled. Affinity believes this process provides Affinity’s clients fair access to investment opportunities over a reasonable time period.

The portfolio managers’ compensation consists of a fixed salary and yearly bonus that is not based in whole or in part, directly or indirectly on the performance of the Fund or Affinity’s performance as sub-advisor to the Fund. Each portfolio manager’s yearly bonus is based on three components: tenure/ownership of Affinity, performance relative to peer group, and growth of firm and Fund assets. This structure is designed to reward both individual performance and longer-term group performance. The component of the bonus tied to ownership is generally based on the ownership percentage of the firm’s annual net profits while the performance component of the bonus would typically be a share of a performance bonus pool determined by Affinity’s Management Committee.

19

Hoover Investment Management Co., LLC: Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Irene Hoover, the managing member and founder of Hoover, is responsible for the day-to-day management of the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Ms. Hoover managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$673.5	0	$0.0
Other pooled investment vehicles	4	$142.5	0	$0.0
Other accounts	66	$1,006.0	0	$0.0

Potential conflicts of interest may arise because Hoover performs investment management services for other clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager’s discretion, to make proportionate allocation appropriate.

In addition, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

Ms. Hoover’s compensation consists of a base salary plus her share of the firm’s annual net income based upon her ownership percentage. She is also eligible to participate in Hoover’s 401(k) plan.

Netols Asset Management Inc.: Forward Legato Fund

Jeffery W. Netols, President and Portfolio Manager of Netols Asset Management Inc. (“NAM”) is responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by NAM. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$144.0	0	$0.0
Other pooled investment vehicles	3	$146.0	0	$0.0
Other accounts	33	$181.0	0	$0.0

Potential conflicts of interest may arise because NAM engages in portfolio management activities for other clients. Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is

20

designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM’s policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in non-directed accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its non-directed trades, NAM may execute a directed brokerage trade at the same time it executes trades in non-directed accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

•	A determination that time is of the essence in executing directed-brokerage trades, as described above;

•	Cash limitations or excess cash;

•	Client direction or requirement to raise cash in an account;

•	Account-specific investment restrictions;

•	Specific overriding client instructions;

•	Investment not suitable for (or consistent with) known client preferences; or

•	Common sense and equitable adjustments.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC: Forward Legato Fund

William C. Martindale, Jr., Managing Partner & Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by CCA. The table belows include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2006:

William C. Martindale

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$23.2	0	$0.0
Other pooled investment vehicles	1	$22.5	0	$0.0
Other accounts	60	$51.8	0	$0.0

Robert M. Mitchell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered investment companies	2	$23.2	0	$0.0
Other pooled investment vehicles	1	$22.5	0	$0.0
Other accounts	139	$154.2	0	$0.0

21

The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA’s small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any material conflicts of interest will arise from serving as sub-advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA’s various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

The compensation of both Mr. Martindale and Mr. Mitchell is based upon the asset growth and the associated level of CCA’s profitability. The compensation is not tied directly to performance of the accounts managed. As significant owners of the firm, Mr. Martindale and Mr. Mitchell’s compensation will be determined by the overall firm’s success.

Riverbridge Partners, LLC: Forward Legato Fund

Mark A. Thompson, Chief Investment Officer, Rick D. Moulton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, Philip W. Dobrzynski, CFA, Principal and Research Analyst and David A. Webb, CFA, Research Analyst are responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Riverbridge Partners, LLC. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Thompson, Moulton, Feick, Dobrzynski and Webb managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$152.9	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	79	$790.0	9	$5.8

Potential conflicts of interest may arise because Riverbridge engages in portfolio management activities for other clients. The Fund will not receive preferential treatment relative to Riverbridge’s other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. The Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include but are not

22

limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the Investment Team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers’ performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee’s contribution in an amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.

Emerald Mutual Fund Advisers Trust: Forward Emerald Opportunities Fund

Joseph E. Besecker, is the manager and Joseph W. Garner is the co-manager of the Forward Emerald Opportunities Fund. Mr. Besecker is Chairman, President, CEO and Founder of Emerald Asset Management, Inc., the parent company of Emerald. Mr. Besecker has been a portfolio manager of the Forward Emerald Opportunities Fund since May 2005. From June 2000 to May 2005, he managed the Groundhog Fund LP and from October 2001 to May 2005, he managed the Emerald Advantage Funds LP. He has over nineteen years’ experience in the money management business.

Mr. Garner became a co-portfolio manager to the Fund in May 2006. Mr. Garner has served as the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., since January 1995. From April 1994 to January 1995, Mr. Garner was employed by Emerald Advisers, Inc., as an analyst focusing on small to mid-size firms.

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Besecker and Garner managed as of December 31, 2006:

Joseph E. Besecker

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	1	$11.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	0	$0.0	0	$0.0

Joseph Garner

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	4	$492.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	45	$1,491.0	0	$0.0

23

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. Emerald’s policy is constructed to meet the requirements of the U.S. Securities and Exchange Commission. Specifically, Emerald’s policy is designed to address these issues:

1.	Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

2.	Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.	Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.	Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

Emerald manages certain accounts pursuant to differing client mandates. With respect to certain accounts, Emerald has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how Emerald allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts Emerald manages, Emerald’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that Emerald must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: Emerald also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

24

Compensation: Emerald’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance against the Russell 2000 Growth Index for rolling quarter, year and five year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management, Inc., the parent company of Emerald, is considered in determining any portfolio manager bonus.

Deferred Compensation Plans: Portfolio managers are eligible to participate in a 401(k) plan which provides matching contributions and profit sharing on a discretionary basis.

Pictet Asset Management Limited: Forward International Equity Fund, Forward Global Emerging Markets Fund and Forward International Small Companies Fund

PAM constructs the portfolio of the Forward International Equity Fund using a team approach. Richard Heelis, Head & Senior Investment Manager and Co-Head of the EAFE Team and Fabio Paolini, Senior Investment Manager and Co-Head of the EAFE Team are responsible for the day-to-day management of the Forward International Equity Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	4	$305.0	0	$0.0
Other Pooled Investment Vehicles	1	$29.0	0	$0.0
Other Accounts	4	$138.0	0	$0.0

PAM constructs the portfolio of the Forward International Small Companies Fund using a team approach. Aylin Suntay, Team Head and Senior Investment Manager, Michael McLaughlin, Senior Investment Manager, Justin Hill, Senior Investment Manager, Oliver Knobloch, Senior Investment Manager and Nicolas Faure, Investment Manager are the five portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that this team managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	6	$1,325.0	0	$0.0
Other pooled investment vehicles	1	$119.0	0	$0.0
Other accounts	4	$800.0	1	$159

25

PAM constructs the portfolio of the Forward Global Emerging Markets Fund using a team approach. Nidhi Mahurkar, Co-Head, Global Emerging Markets Equities, Tom Rodwell, Co-Head, Global Emerging Markets Equities, Stephen Burrows, Senior Investment Manager, David Chatterjee, Senior Investment Manager, and Jonathan Bell, Investment Manager, are responsible for the day-to-day management of the Forward Global Emerging Markets Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	8	$4,375.0	0	$0.0
Other pooled investment vehicles	1	$466.0	0	$0.0
Other accounts	14	$3,295.0	2	$1,384.0

Potential conflicts of interests or duties may arise because PAM engages in regulated activities for other clients. PAM may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, PAM seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and PAM uses its best efforts to obtain fair treatment of the Fund. In addition, PAM employees are required to adhere to the PAM’s code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package—the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, PAM uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pre-tax performance relative to peer group performance (where available) and relative to the following benchmarks (as applicable): MSCI All Country World Index ex-USA; MSCI Emerging Markets Index; and HSBC World Excluding U.S. Smaller Companies Index. The performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

Forward Uniplan Advisors, Inc.: Forward Progressive Real Estate Fund and Sierra Club Equity Income Fund

Richard Imperiale, President of Uniplan, is responsible for the day-to-day management of the Forward Progressive Real Estate Fund and for Sierra Club Equity Income Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Imperiale managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	2	$78.4	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	1,016	$452.2	0	$0.0

26

Potential conflicts of interest may arise because Uniplan engages in portfolio management activities for other clients. Uniplan has adopted trade allocation and aggregation procedures (the “Allocation and Aggregation Procedures”) to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The Allocation and Aggregation Procedures include procedures for aggregating orders for all accounts buying or selling a security on a particular day and allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it generally will be allocated proportionately based on the allocation determination. The portfolio manager may determine in special circumstances to allocate the fill using other appropriate criteria, such as when the portfolio manager determines that the amount of shares acquired within the desired price range is too small for proportionate allocation, or if a client has a unique investment objective and the security being acquired meets that investment objective.

Uniplan has also adopted a Code of Ethics that governs the personal securities trading activities of all Uniplan employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

The portfolio manager is compensated by a base salary and an annual bonus. The base salary is determined by level of investment management experience and length of service with the organization. The bonus payment is determined by a number of factors, including, but not limited to, performance of the fund and managed accounts relative to the NAREIT Equity Index for the prior year and trailing three years with an equal weight being given to both periods. Total assets under management are also considered. Additional factors that are considered include the portfolio manager’s contributions to the investment management functions within the company, contributions to the recruitment and development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives in total. The ultimate goal of the compensation package is to foster a high level of cooperation among the investment management team with a focus on overall the best interest of the clients.

Forward Management, LLC: Sierra Club Stock Fund

The portfolio manager for the Sierra Club Stock Fund is Jim O’Donnell, CFA. Mr. O’Donnell became the portfolio manager on May 1, 2007.

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. O’Donnell managed as of March 31, 2007:

Jim O’Donnell

Type of Account	Number of Accounts Managed	Total Assets Managed in Millions	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based in Millions
Registered Investment Companies	0	$0.0	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	0	$0.0	0	$0.0

Mr. O’Donnell is not individually responsible for the day to day management of the portfolio of any other account. Mr. O’Donnell has personal securities accounts with respect to which he makes investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

27

Mr. O’Donnell’s compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. O’Donnell’s compensation.

The following table sets forth information regarding the ownership of the Funds by the portfolio managers responsible for the day-to-day management of each Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

Information As Of December 31, 2006 (except as noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Gregory R. Lai	Forward Large Cap Equity Fund	A	A
Jordan Floriani	Forward Large Cap Equity Fund	A	A
Irene Hoover	Forward Hoover Small Cap Equity Fund	D	E
Irene Hoover	Forward Hoover Mini-Cap Fund	D	E
Jeffery W. Netols	Forward Legato Fund	A	A
William C. Martindale	Forward Legato Fund	A	A
Robert M. Mitchell	Forward Legato Fund	A	A
Mark A. Thompson	Forward Legato Fund	A	A
Rick D. Moulton	Forward Legato Fund	A	A
Dana L. Feick	Forward Legato Fund	A	A
Philip W. Dobrzynski	Forward Legato Fund	A	A
David A. Webb	Forward Legato Fund	A	A
Joseph E. Besecker	Forward Emerald Opportunities Fund	C	D
Joseph Garner	Forward Emerald Opportunities Fund	E	E
Nidhi Mahurkar	Forward Global Emerging Markets Fund	A	A
Tom Rodwell	Forward Global Emerging Markets Fund	A	A
Stephen Burrows	Forward Global Emerging Markets Fund	A	A
Jonathan Bell	Forward Global Emerging Markets Fund	A	A
David Chatterjee	Forward Global Emerging Markets Fund	A	A
Richard Heelis	Forward International Equity Fund	A	A
Fabio Paolini	Forward International Equity Fund	A	A
Oliver Knobloch	Forward International Small Companies Fund	A	A
Michael McLaughlin	Forward International Small Companies Fund	A	A
Aylin Suntay	Forward International Small Companies Fund	A	A
Justin Hill	Forward International Small Companies Fund	A	A
Nicolas Faure	Forward International Small Companies Fund	A	A
Richard Imperiale	Forward Progressive Real Estate Fund	F	F
Richard Imperiale	Sierra Club Equity Income Fund	E	F
Jim O’Donnell**	Sierra Club Stock Fund	B	B

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	$100,001—$500,000
F	$500,001—$1,000,000
G	Over $1,000,000
**	Information as of March 31, 2007

28

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor

The Funds offer their shares to the public on a continuous basis. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code of Ethics and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

29

The Codes of Ethics of the Trust, the Investment Advisor , the Sub-Advisors and the Distributor are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. Except in the case of the Sierra Club Equity Income Fund and Sierra Club Stock Fund, the Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Investment Advisor has retained proxy voting authority for the Sierra Club Equity Income Fund and Sierra Club Stock Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisors’ proxy voting policies and procedures and any amendments.

Proxy Voting Guidelines

Affinity Investment Advisors LLC

Affinity considers proxy voting an important responsibility in its role as an investment advisor. The guidelines set forth below are to be followed in discharging our responsibilities as a fiduciary in voting proxies for clients who choose not to vote for themselves. These procedures also ensure that plan fiduciaries have the ability to review how proxies were voted in compliance with the Employee Retirement Income Security Act of 1974 (“ERISA”).

•	Affinity takes steps to ensure that reasonable efforts are made in as much that voting should take place in a timely fashion and that the firm casts all proxy votes.

•	Affinity uses reasonable efforts to do a thorough analysis of the issues and their potential impact on shareholder value in order to cast an informed vote.

•	Proxy information is maintained in a file with a record of how the proxy vote was cast.

•

Affinity acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the clients. The firm casts such proxy votes to advance the economic interests of our clients and protect their rights as beneficial owners of the corporations in whose securities we invest.

•

Affinity generally votes non-shareholder value issues in alignment with management so long as there is no conflict with shareholder value. Examples of issues which pose a conflict with shareholder value would be poison pills and other anti-takeover measures. Even if the proposal is recommended by management, Affinity would vote against the measure.

•	Reasonable efforts are made to inform the portfolio management team of the proxy materials.

•	If a member of the portfolio management team believes that it is in the best interest of the client to vote in a manner contrary to the established policy, he or she must state the reason in writing.

Hoover Investment Management Co., LLC

Hoover’s Proxy Voting Policy is designed to assure that proxies are voted in the best interests of its clients (including the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund). Hoover considers the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Hoover has engaged the services of a third party Glass, Lewis & Co., for assistance in collecting and voting proxies according to established guideline adopted by Hoover and maintaining records of votes cast on behalf of clients. Hoover retains final authority and fiduciary responsibility for all proxy voting.

30

While many proxy proposals concern routine matters and can be voted in accordance with the guidelines, some proposals may require special consideration, Hoover’s Operations Manager (also Proxy Officer), the portfolio manager and the relevant analysis will be responsible for reviewing these proxies,

The following examples illustrate Hoover’s proxy voting principles. The summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the guidelines, and whether Hoover supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Routine Business. Hoover will generally vote with management on most routine business matters. With regard to certain specific issues such as election of directors, appointment of accountants and proposals to authorize additional common or preferred stock, unless management’s clear intent is to thwart a takeover, Hoover generally votes with management.

Corporate Governance. Hoover generally votes against management on certain corporate governance issues that it believes may present a conflict between the interests of management and the interests of shareholders. With regard to certain specific issues, Hoover generally votes for proposals for confidential voting and proposals which enable a company to opt out of state anti-takeover statutes. Hoover generally votes against proposals to establish classified boards of directors, including those proposals which provide for staggered terms, the removal of directors only for “cause”, the authorization of incumbent directors to fill vacancies on the board and to determine its size. Generally, Hoover votes for fair price amendments when the stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. If Hoover believes that a fair price amendment is a disguised attempt to thwart potential takeover bids, it will vote against such an amendment.

Social and Political Issues. Generally, Hoover votes against such proposals, unless it can be clearly shown that there would be a positive economic benefit from them.

Conflicts of Interest. Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process and will seek to resolve all conflicts in its clients’ collective best interest. Voting in accordance with the Guidelines described above (as they may be revised from time to time) will generally prevent any conflicts that may appear to exist from affecting its voting. However, if (i) a proposal is not covered by the Guidelines or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of its clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of its clients.

Netols Asset Management Inc.

NAM’s proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund’s best economic interest. NAM votes proxies for its portion of the Forward Legato Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

31

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund’s best interests and is not a result of the conflict.

1.	Engage an independent party to determine how to vote the proxy;

2.	Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;

3.	Refer the proxy to the Fund’s Investment Advisor; or

4.	Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

1.	NAM’s determination of whether the proxy proposal will create dilution for shareholders;

2.	NAM’s determination of how the proxy proposal will impact the Fund;

3.	The period of time over which shares of the company are expected to be held in the Fund’s portfolio;

4.	The size of the position;

5.	The costs involved in the proxy proposal; and

6.	Management’s assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management’s recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management’s ability is a key factor NAM considers in selecting equity securities for the Fund’s portfolio. NAM believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when NAM believes the company’s management is acting in an inconsistent manner with the Fund’s best interests NAM will vote against management’s recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM’s opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term

32

implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA’s proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA’s interests and those of the Fund with respect to proxy voting as described below.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund’s written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest. CCA may abstain from voting if it deems such abstinence in the Fund’s best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file. This may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

33

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of Trustees, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted. Securities in client accounts that are not held in our model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge Partners.

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Emerald Mutual Fund Advisers Trust

In instances in which Emerald may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies, the Funds Board will be advised of the conflict and, if appropriate, approve any proposal to vote fund shares made by Emerald. The voting

34

policies set forth below apply to all proxies Emerald is entitled to vote. It is Emerald’s policy to vote all such proxies. Through the proxy voting process, Emerald seeks to select proper directors and ensure that these directors have properly supervised management, and resolve issues of natural conflict between shareholders and managers, including but not limited to issues concerning appropriate compensation, corporate expansion, dividend policies, free cash flow, various restrictive corporate governance and control issues, and preserving integrity.

In voting proxies, Emerald considers those factors, which would affect the value of the investment and votes in the manner which, in its view, will best serve the economic interest of the Funds’ shareholders. Consistent with this objective, Emerald exercises its vote in an activist pro-shareholder manner in accordance with the following policies.

Boards of Directors: Emerald will generally vote in favor of resolutions: requiring a majority of outside directors; requiring audit, compensation and nominating committees be comprised exclusively of outside directors; and creating shareholder advisory committees.

Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

Incentive Stock Plans: Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.

Corporate Restructuring Plans or Company Name Changes: Emerald will generally evaluate proposals regarding corporate restructuring or company name changes on a case-by-case basis.

Annual Meeting Location: This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

Preemptive Rights: This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Emerald generally does not feel that preemptive rights would add value to shareholders and, therefore, it would vote against such shareholder proposals.

Mergers and/or Acquisitions: Each merger and/or acquisition has numerous ramifications for long term shareholder value. After in-depth valuation, Emerald will vote its shares on a case-by-case basis.

Corporate Governance Issues: These issues include those areas where voting with management may not be in the best interest of the institutional investor. Generally, these proposals will be examined on a case-by-case basis.

Provisions Restricting Shareholder Rights: These provisions would hamper shareholders’ ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Emerald will vote against management proposals to implement such restrictions and vote for shareholder proposals to eliminate them.

Anti-Shareholder Measures: These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

35

1. Classification of the Board of Directors: A classified board is one in which directors are not elected in the same year rather their terms of office is staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Emerald will vote against proposals to classify the board and support proposals (usually shareholder initiated) to implement annual elections of the board.

2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort comes in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Emerald will vote against proposals to adopt Shareholder Rights Plans, and vote for shareholder proposals eliminating such plans.

3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Emerald will vote against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses: These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Emerald will vote against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions: These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Emerald will vote against management proposals to implement fair price provisions and vote for shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve shareholders’ interests.

6. Increases in Authorized Shares and/or Creation of New Classes of Common and Preferred Stock: Emerald will support management in connection with a resolution to increase the number of authorized shares if management has a stated purpose for the increase. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Therefore, Emerald, on a case-by-case basis, will vote against management if it attempts to increase the amount of shares that it is authorized to issue if the intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares. In connection with creating new classes of stock, managements have proposed authorizing shares of new classes of stock, usually preferreds, in order that the board is able to issue them at its discretion. The board may also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Therefore, Emerald would vote against management in allowing the board the discretion to issue any type of “blank check” stock without shareholder approval.

7. Directors and Management Liability and Indemnification: These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and

36

management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Emerald will, on a case-by-case basis, vote against attempts by management to eliminate directors and management liability for breaches of their Duty of Care.

8. Compensation Plans (Incentive Plans): Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. On a case-by-case basis, Emerald will vote against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

9. Greenmail: Emerald will vote for any shareholder resolution that would eliminate the possibility of the payment of greenmail.

10. Cumulative Voting: Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Cumulative voting tends to serve special interests and not those of shareholders; therefore, Emerald will vote against any proposals establishing cumulative voting and for any proposal to eliminate it.

11. Proposals Designed to Discourage Mergers & Acquisitions In Advance: These provisions direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholders. Directors should not allow other considerations to dilute or deviate from the interests of shareholders. Emerald will vote against proposals that would discourage the most productive use of corporate assets in advance.

12. Confidential Voting: A company that does not have a secret ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how its proposals are being accepted. If a proposal is not going its way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in a normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Emerald will vote for proposals to establish secret ballot voting.

13. Disclosure: Emerald will vote against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote for proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

14. Changing the State of Incorporation: If management sets forth a proposal to change the state of incorporation, the reason for the change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the re-domestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights. Emerald, on a case-by-case basis, will vote against proposals changing the state of incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

37

15. Equal Access to Proxy Statements: Emerald supports stockholders rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Emerald will support any proposal calling for equal access to proxy statements.

16. Abstention Votes: Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect this view of accounting for abstention votes.

Other Issues: On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as: human rights, nuclear issues, defense issues, and social responsibility, Emerald, in general, will support the position of management. Exceptions to this policy include:

South Africa: Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

Northern Ireland: Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles and to take further actions to promote responsible corporate activity.

Pictet Asset Management Limited

PAM has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, PAM may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by PAM are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in PAM’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between PAM and a client are referred to PAM’s proxy voting committee for resolution.

With regard to voting proxies of foreign companies, PAM weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, PAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, PAM recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, PAM generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not

38

bundled with other proposals. PAM believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, PAM generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, PAM generally votes in accordance with management on issues that PAM believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, PAM generally takes the following positions pursuant to the Voting Guidelines. PAM generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. PAM generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. PAM will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors’ mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Forward Uniplan Investment Advisors, Inc.

As required under the Investment Advisers Act of 1940, Uniplan has adopted Proxy Voting Policies and Procedures for voting proxies received with respect to accounts managed by Uniplan. The Investment Advisers Act of 1940 requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures and how they may obtain information regarding how the advisor has voted their proxies.

In instances where there is a potential conflict of interest between Uniplan and its clients with respect to matters relating to proxies, Uniplan will use one of the following methods to vote proxies, the determination of such method to be made based on the clients’ best interest:

1.	provide the client with pertinent information about the matter to be voted on and any potential Uniplan conflict and obtain the client’s consent before voting;

2.	vote securities based on a pre-determined voting policy established by Uniplan;

3.	vote client securities based upon the recommendations of an independent third party; or

4.	request the client to engage another party to determine how the proxies should be voted.

Uniplan will vote proxies related to securities held by any client in client in accordance with specific pre-determined procedures designed to ensure that the best interests of the client are met. Generally, Uniplan will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. For instance, proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Uniplan and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Uniplan will, on an annual basis, provide clients with a concise summary of its proxy voting process, and upon request, provide clients with a copy of its Proxy Voting Policies and Procedures and how they can obtain information regarding how their securities were voted.

39

Forward Management, LLC

With respect to the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, Forward Management determines how to vote proxies based on guidelines (“Guidelines”) it has developed with the aim of ensuring that all votes cast by the Funds are in accord with the stated values and goals of the Funds. A third-party independent proxy voting agent may be employed to enter the votes on the Funds’ behalf utilizing the Funds’ guidelines, and under the supervision of Forward Management. These Guidelines are intended to further sound voting on environmental and social issues. While the Investment Advisor makes voting determinations, the proxy voting agent may provide administrative support and may vote proxies. The basis for a decision to vote against the Guidelines is memorialized by the Investment Advisor.

The following examples illustrate the Investment Advisor’s Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all the matters addressed in the Guidelines, and whether the Investment Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of Directors. The Investment Advisor will vote for uncontested director nominees. The Investment Advisor will withhold votes from director nominees if) (i) the board lacks an audit, compensation or nominating committee; (ii) the board will consist of more than 11 directors after the election; (iii) the board will consist of fewer than 7 directors after the election; (iv) the company has adopted a classified board structure; or (v) the company does not have an independent chair or lead director. The Investment Advisor will also withhold votes from any director nominee (i) attending less than 75% of the board and committee meetings during the previous fiscal year; (ii) who is retired from active employment and who serves on boards at four other major companies; (iii) who is employed full-time and who serves on boards at two other major companies; (iv) who serves on the audit committee if non-audit services exceed 50% of fees; or (v) who is non-independent and serves on the nominating, audit or compensation committee if 25% of the committee members are not independent. The Investment Advisor will withhold votes from directors’ nominees on a case by case basis if the board does not include at least one woman director and one minority director.

Mergers/Acquisitions. The Investment Advisor will vote on a case by case basis for a management proposal to merge with or acquire another company. The Investment Advisor will vote against a merger/acquisition if (i) the combined entity would be controlled by a person or group; (ii) the change-in-control provision would be triggered; (iii) the current shareholders would be minority owners of the combined company; or (iv) the combined entity would reincorporate or change its governance structure. The Investment Advisor will vote on a case by case basis on a proposal that would move the target company’s location outside the U.S.

Environmental Impact. The Investment Advisor will vote for a shareholder proposal that asks the company to report on its environmental impact or plans.

Climate Change. The Investment Advisor will vote for a shareholder proposal that asks management to report or take action on climate change.

Natural Habitat. The Investment Advisor will vote for a shareholder proposal that asks the company to preserve natural habitat.

Conflicts of Interest. When a proxy presents a conflict of interest to the Investment Advisor, the Investment Advisor may: (i) vote in accordance with its proxy policy if it involves little or no discretion; (ii) vote as recommended by a third party service if the Advisor utilizes such a service; (iii) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Advisor clients; (iv) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (v) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (vi) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

40

Funds’ Proxy Voting Records

Information on how each of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available (1) without charge, upon request, by calling (800) 999-6809, and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator and transfer agent. As administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AFS fees based on the average daily net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

AFS has served as administrator and transfer agent for the Funds since September 12, 2005. For the fiscal years ended December 31, 2006 and December 31, 2005, AFS received from the Funds fees for administrative services totaling $1,980,807 and $66,917, respectively.

Prior to March 1, 2006, PFPC Inc. served as administrator for the Funds (other than the Forward Emerald Opportunities Fund). For the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, PFPC received from the Funds fees for administrative services and transfer agent services totaling $171,576, $1,244,558 and $732,614, respectively.

Prior to September 12, 2005, Citco Mutual Fund Services Inc. (“Citco”) served as the administrator and transfer agent for the Forward Emerald Opportunities Fund, Forward Emerald Growth Fund and Forward Emerald Banking and Finance Fund (collectively, “Forward Emerald Funds”). For the fiscal years ended June 30, 2005 and June 30, 2004, Citco received from the Forward Emerald Funds fees for performing these services totaling $955,340 and $766,475, respectively.

On September 15, 2004, the Pictet Global Emerging Markets Fund reorganized as the Forward Global Emerging Markets Fund. PFPC served as the administrator to the Pictet Global Emerging Markets Fund pursuant to an administration agreement between the parties. For the fiscal year ended December 31, 2004, the Pictet Global Emerging Markets Fund paid PFPC $62,672 for its administrative services.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees pursuant to distribution or service plans; costs of designing, printing and mailing reports, Prospectuses, proxy

41

statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. The Trust has agreed to pay the Investment Advisor a fee in the amount of $125,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plan

The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class shares (“Distribution Plan”). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Funds pay the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Investor Class shares of the Funds, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Investor Class of shares related to implementing and operating the Distribution Plan. Fees under the Distribution Plan may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Because the fees under the Distribution Plan are paid out of the Fund’s assets attributable to the Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by a recipient.

For purposes of paying for record-keeping and administrative services under the Distribution Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify the Distribution Plan at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and

42

qualification of services and expenses that are paid for or reimbursed. Continuance of the Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Distribution Plan or related arrangements (these Trustees are known as “Disinterested Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the relevant Class, or (ii) the Disinterested Trustees.

The Funds participate from time to time in joint distribution activities. Fees paid under the Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

For the fiscal year ended December 31, 2006, the following amounts were paid under the Distribution Plan:

	Advertising	Printing and Mailing of Prospectuses to other than current shareholders	Compensation to underwriters	Compensation to broker- dealers	Compensation to sales personnel	Interest, carrying, or other finance charges
Forward Large Cap Equity Fund	$3,032	—	—	$205	—	—
Forward Global Emerging Markets Fund	$13,787	—	—	$46,561	—	—
Forward International Equity Fund	$8,746	—	—	$97,555	—	—
Forward International Small Companies Fund	$123,804	—	—	$739,296	—	—
Forward Hoover Small Cap Equity Fund	$143,438	—	—	$1,453,538	—	—
Forward Hoover Mini-Cap Fund	$20,266	—	—	$76,125	—	—
Forward Progressive Real Estate Fund	$13,653	—	—	$138,685	—	—
Sierra Club Stock Fund	$8,043	—	—	$81,129	—	—
Sierra Club Equity Income Fund	$8,809	—	—	$96,880	—	—

Shareholder Services Plan

The Funds have a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Investor Class and Institutional Class Shares of all Funds (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Investor Class and Institutional Class shareholders of all Funds in amounts not to exceed 0.10% of the average daily net assets attributable to each Class of shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for

43

shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including by the Disinterested Trustees. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Disinterested Trustees, by a vote cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to a particular Class of shares at any time, without any penalty, by such Trustees or by a vote of a majority of the outstanding shares of the relevant Class on 60 days’ written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the Shareholder Services Plan or materially increase the expenses paid by the Trust requires approval by the Board of Trustees of the Funds, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets attributable to each Class over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

The Trust, with respect to the Institutional Class shares of the Funds not currently included in the Shareholder Services plan may, without shareholder approval, adopt a Shareholder Services plan under the terms and conditions set forth above, pursuant to which service fee payments could be made out of the assets attributable to those shares. The Prospectus and SAI of the Trust would be supplemented prior to the implementation of any such payments, thereby providing notice to affected shareholders. Currently only the Institutional Class shares of the Forward Legato Fund, Forward International Equity Fund, Forward Emerald Opportunities Fund, Forward Large Cap Equity Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund incur expenses under the Shareholder Services Plan in an amount up to 0.10% of the average daily net asset value of each shares, as set forth above.

Custody Fee Offset Agreement

The Advisor has entered into a Custody Fee Offset Agreement (“Agreement”) with Brown Brothers Harriman & Co. (BBH), the Funds’ custodian, for the benefit of the Funds. Pursuant to the Agreement, the Advisor and Sub-Advisors may allocate brokerage transactions to BBH, and BBH will offset the commissions paid by a Fund for electronic orders against the custody-related fees for that Fund in a predetermined ratio. A

44

Fund may benefit from the commission offset because credits generated will be used to offset the Fund’s custody expenses.

As discussed above, in placing orders for portfolio transactions for a Fund, the Advisor and Sub-Advisors are generally required to give primary consideration to obtaining the most favorable price and execution available. Accordingly, the Advisor and each Sub-Advisor will execute transactions through BBH under the Agreement only if the Advisor or Sub-Advisor believes the Fund can obtain best execution. If the Advisor or Sub-Advisor does not believe the Fund can obtain best execution from BBH, there is no obligation to execute transactions through BBH. The Agreement is not intended to promote the distribution of Fund shares.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Trust’s Board of Trustees without a vote of the holders of a majority of outstanding shares of a Fund. Any policy not specifically indentifed as “fundamental” is a non-fundamental policy of the Funds. There can be no assurance that the investment objective of any of the Funds will be achieved.

The investment policy of each of the Forward Large Cap Equity Fund, Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Progressive Real Estate Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund relating to the type of investments in which 80% of the Fund’s net assets plus borrowings, if any, must be invested in the particular type of investment suggested by its name, may be changed by the Board of Trustees without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC.

Forward Progressive Real Estate Fund – Social and Environmental Policy

The Fund’s Sub-Advisor believes that the management quality of a REIT is one of the most important determinates of REIT performance. High quality management can add tremendous value to even a marginal real estate portfolio. Conversely, poor management quality can take a well-positioned real estate portfolio and substantially diminish the value of the properties. In observing real estate management teams in action over the last decade, Uniplan has observed some common traits among the management of the best performing REITs. Many of these traits can be considered indications of a socially- and environmentally-responsible management culture.

As discussed in the Prospectus, Uniplan conducts social and environmental analyses of potential real estate investments in three broad areas: (1) management culture; (2) real estate policy; and (3) general social, environmental and business policy.

Examples of factors favored with regard to the key corporate management include the following:

•	whether top management is approachable and willing to have a reasonable dialogue with potential shareholders;

•	whether compensation levels of management are fair and reasonable when compared to real estate companies of similar size and structure;

•	whether the management team owns shares and / or options and whether these incentives are appropriately structured.

45

With regard to the employees of the real estate company, the following factors, among others, are considered:

•	whether compensation and benefits provided to employees are fair and reasonable;

•	whether employees are able to articulate the corporate mission and vision;

•	whether the company is “family friendly”, providing childcare, flex hours, health and wellness programs, and other quality of life benefits;

•	in geographic areas where unionization is common, whether the workers are unionized and how the union characterizes its relationship with the company;

•	whether the company has had any employee- or employment-related litigation;

•	whether the company has a code of ethics for employees.

With regard to community relations, the following factors, among others, are considered:

•	whether the company has a community-giving program;

•	whether the company has a charitable matching program available to employees;

•	whether the ethnic, religious and gender mixes of the company reflect those of the community;

•	whether the company has a history of litigation with state and local governments or with community-based organizations.

With regard to vendor relations, the following factors, among others, are considered:

•	whether the company has a general policy wherein good social and environmental procurement practices are expected of its suppliers;

•	whether there is a fair competitive process for small and local businesses to compete as vendors.

•

in Uniplan’s view, a company that has a general positive approach to most of the issues outlined above will normally have a better and more stable management culture, which Uniplan believes may translate into increased shareholder value.

With regard to urban and community planning, the following factors, among others, are considered:

•	whether the company has a long-term plan that addresses property level best-use issues;

•	whether company supports urban infill and urban renewal projects;

•	whether the company has a policy on historic and landmark properties;

•	whether the company has a position on density, traffic and suburban sprawl;

•	the amount and type of redevelopment activity the company has executed;

•	the feedback from the local communities regarding the company’s projects.

With regard to construction practices, the following factors, among others, are considered:

•	whether the company owns or constructs “big box” retail projects.

•	whether the company goes beyond usual and customary local standards when developing or renovating properties;

•	whether the company has a policy on foreign content in its materials procurement process;

•	whether the company employs union tradesmen on construction activities.

46

With regard to a company’s general social, environmental and business policy, the following factors, among others, are considered:

•	whether the company has an overall energy policy that deals with energy efficiency and/or conservation;

•	whether the company has a policy concerning water conservation;

•	whether the company has a policy regarding the recycling or disposal of waste materials;

•	whether the company has a policy on dealing with other relevant environmental issues;

•	the general level of maintenance and repair of the company’s properties;

•	the reputation of the company, as expressed by tenants, community members and other real estate professionals.

In general, Uniplan believes that affirmative policies with respect to most of the above issues constitute a proactive, high-quality management structure that will enhance shareholder value over the long term while providing for a positive impact for employees, the community and the environment, and that real estate companies with these operating characteristics have historically added value in a real estate portfolio.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Forward Large Cap Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund, Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Progressive Real Estate Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry, except that the Forward Progressive Real Estate Fund will invest over 25% of its assets in the real estate industry.

2.	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes.

3.	Purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus.

4.	Make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time

47

deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

5.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

6.	Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

7.	Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

In addition, as a matter of fundamental policy, each of the Sierra Club Equity Income Fund and the Sierra Club Stock Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

As a matter of fundamental policy, with respect to 75% of its total assets, each Fund other than the Forward Progressive Real Estate Fund and Forward Emerald Opportunities Fund may not: (1) purchase a security if, as a result, more than 5% of the Fund’s total assets immediately after and as the result of such purchases would be invested in the securities of any one issuer; and (2) purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Changes in the market value of a Fund’s assets after the time of purchase do not affect this calculation.

As a matter of fundamental policy the Forward Emerald Opportunities Fund may not:

1.	Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), nor, with respect to at least 50% of its total assets, invest more than 5% of the value of such assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2.	Invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in any of the industries that comprise the technology sector. Such industries include the aerospace and defense, biotechnology, computers, office and business equipment, semiconductors, software, telecommunications, and telecommunications equipment industries.

3.	Issue or sell senior securities, except that the Fund may engage in options and/or short-selling strategies provided the Fund either (i) sets aside liquid, unencumbered, daily marked-to-market assets in a segregated account with its custodian in amounts as prescribed by pertinent SEC guidelines, or (ii) holds securities or other options contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities or other options contracts used for cover will not be sold or closed out while such strategies are outstanding, unless they are replaced with similar assets.

4.	Borrow money, except from a bank; such borrowing will be limited to no more than 5% of net assets.

5.	Purchase or sell commodities, commodity contracts or futures contracts.

6.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

48

7.	Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities.

8.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund, its Advisor or its Sub-Advisor (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

9.	Acquire more than 10% of the voting securities of any issuer; or make investments for the purpose of gaining control of a company’s management.

10.	Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

11.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

Other Investment Policies for Forward Emerald Opportunities Fund

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies with respect to the Forward Emerald Opportunities Fund. These policies may be changed by the Funds’ Board of Trustees without shareholder approval.

The Forward Emerald Opportunities Fund:

1.	Will not invest more than 15% of total assets in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than seven days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale).

2.	May not write options (whether on securities or securities indexes) or initiate further short-sale positions if aggregate exercise prices of previously written outstanding options, together with the value of assets used to cover outstanding short-sale positions, would exceed 25% of the Fund’s total net assets.

3.	Will not invest in foreign currencies or foreign options and will not invest more than 10% of its respective total assets (at current value) in foreign securities.

4.	Will not issue long-term debt securities.

5.	Will not invest more than 10% of its total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days.

6.	May invest its cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 3 above) or other appropriate short-term investments. Commercial paper must be rated A-1 or A-2 by Standard & Poor’s Corporation (“S & P”) or Prime-1 or Prime-2 by Moody’s Investor Services (“Moody’s”), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody’s, or higher. Certificates of Deposit (“CD’s”) must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Fund will only purchase CD’s from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.

49

7.	May invest in securities convertible into common stock, but only when the Fund’s Sub-Advisor believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment.

8.	Will maintain its portfolio turnover rate at a percentage consistent with its investment objective of appreciation of capital. The Fund will not engage primarily in trading for short-term profits, but may from time to time make investments for short-term purposes when such trading is believed by the Fund’s Sub-Advisor to be desirable and consistent with a sound investment policy. The Fund may dispose of securities whenever the Sub-Advisor deems advisable without regard to the length of time held.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funds may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Multi-Manager Risk

As the Forward Legato Fund utilizes multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors or may engage in strategies that are not complementary. It is also possible that the Sub-Advisors may be competing with each other for similar positions on behalf of the Forward Legato Fund at the same time. In such cases, the Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

A Fund may invest in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

50

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if

51

collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. A Fund may invest in other asset-backed securities that have been offered to investors.

The Forward Emerald Opportunities Fund will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage- related instruments in which these three Funds may invest include those issued by GNMA, FNMA and FHLMC (collectively, the “Mortgage-Related Instruments”). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran’s Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of “locking-in” long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder’s principal investment to the extent of premium paid.

52

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

A Fund may invest in convertible securities, which may offer higher income than the common stocks into that they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective.

In carrying out this policy, a Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the Investment Advisor’s opinion. The Funds will only invest in investment-grade convertible securities (Those rated in the top four categories by either S & P or Moody’s).

Securities Issued by Other Investment Companies

A Fund (other than the Forward Emerald Opportunities Fund) may invest up to 10% of its total assets (including borrowings for investment purposes, if any) in shares of other investment companies including exchange traded funds. The Forward Emerald Opportunities Fund may invest up to 10% of its total net assets only in no-load, open end money market mutual funds. A Fund indirectly will incur additional costs due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject

53

to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds’ management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

A Fund may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

A Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also

54

enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund, as described below.

A Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Swap Agreements

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of

55

deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Advisor or Sub-Advisors in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

56

Options on Securities, Securities Indexes, Futures Contracts, Swap Contracts and Swap Indexes

A Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps as defined above (see Swap Agreements) and swap indexes for hedging and non-hedging purposes. An option on a security, futures contract or swap contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap contract (in the case of a call option) or to sell a specified security, futures contract or swap contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on an index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security or swap contract against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities or swap contracts.

A Fund may write a call or put option only if the option is “covered.” A call option on a security, index, futures contract, swap contract or swap index written by a fund is “covered” if the fund owns the underlying security, index, futures contract, swap contract or swap index covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio, or otherwise segregates liquid assets in an amount equal to the value of the underlying instrument on a daily, marked-to-market basis. A call option on a security, index, futures contract, swap contract or swap index is also covered if a Fund holds a call on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security, index, futures contract, swap contract or swap index written by a Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index, futures contract, swap contract or swap index. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will receive a premium from writing a put or call option, which increases gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index, futures contract, swap contract or swap index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index, futures contract, swap contract or swap index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index, futures contract, swap contract or swap index. To the extent

57

that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index, futures contract, swap contract or swap index, writing covered put options will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index, futures contract, swap contract or swap index and the changes in value of a Fund’s investment holdings being hedged.

A Fund may purchase call options on individual securities or futures or swap contracts to hedge against an increase in the price of securities or futures or swap contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index, futures contract, swap contract or swap index does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

There are several risks associated with transactions in options on securities, futures or swaps index. For example, there are significant differences between the securities, futures or swaps markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities, futures or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the

58

option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional information on options on futures contracts is discussed below.

Futures Contracts and Options on Futures Contracts

A Fund (other than the Forward Emerald Opportunities Fund) may invest in interest rate, credit linked, debt obligation, stock index and foreign currency futures contracts and options thereon for hedging or non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates,; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Funds may also enter into OTC options on futures contracts.

Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

59

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market. Pursuant to applicable regulatory exemptions, a Fund and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn taxable interest income on it initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transactions costs must also be included in these calculations.

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Options on futures and forward contracts will be covered in the manner set forth above under “Options on Securities, Securities Indexes and Futures.”

A Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options on futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options on futures and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

60

Illiquid Securities

A Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Investment Advisor or Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

A Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

61

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities to cover any loans. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. The Forward Emerald Opportunities Fund may borrow no more than 5% of its net assets from a bank. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint. A Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Debt Securities

A Fund may invest in debt securities that are rated between “BBB” and as low as “CCC” by S&P and between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. Such debt securities may include preferred stocks, investment-grade corporate bonds, debentures and notes and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

Investments in corporate debt securities that are rated below investment grade (rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Service (“S&P”)) are considered speculative with respect to the issuer’s ability to pay interest and repay principal. Rating agencies may periodically change the rating assigned to a particular security. While the Investment Advisor and Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, the Investment Advisor and Sub-Advisors are not required to sell a security that is downgraded to any particular rating.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally

62

increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated “C” by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Privatizations

Certain of the Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for

63

significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

A Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

A Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan., Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Funds’ investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Global Emerging Markets Fund, Forward Progressive Real Estate Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may purchase securities of companies domiciled in any foreign country, developed or developing. The Forward Emerald Opportunities Fund can invest no more than 10% of its total assets in foreign securities and cannot invest in foreign currencies or foreign options. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting

64

and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are

65

positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. A Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political diplomatic and economic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

A Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

ReFlow

A Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors or Forward Management. In addition, ReFlow Management may not provide any information to Forward

66

Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Small Capitalization Stocks

The Forward Emerald Opportunities Fund, Forward International Small Companies Fund, Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund, Forward International Equity Fund, Forward Legato Fund, Sierra Club Equity Income Fund and Sierra Club Stock Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Legato Fund and Forward Emerald Opportunities Fund are expected to have portfolio turnover rates in excess of 100%. A high turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary from year to year, as well as within a particular year.

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

67

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Funds or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Funds’ portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by a Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of a Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Fund’s Investment Advisor or Sub-Advisor. In the case of such “cross” transactions, the Investment Advisor or Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure the transctions is fair to the Fund. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2004, 2005 and 2006, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

68

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.

	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04
Forward International Equity Fund(1)	$113,663	$82,674		$37,077
Forward Hoover Small Cap Equity Fund	$2,716,269	$1,909,058		$1,178,450
Forward Global Emerging Markets Fund(2)	$215,805	$85,247		$154,190
Forward Hoover Mini-Cap Fund	$828,187	$439,452		$374,751
Forward International Small Companies Fund	$2,024,584	$779,719		$378,534
Forward Progressive Real Estate Fund	$36,904	$71,333		$61,673
Sierra Club Equity Income Fund (3)	$32,627	$44,598		$36,687
Sierra Club Stock Fund	$38,197	$37,281		$31,466
Forward Legato Fund (4)	$12,989	$21,310	$	N/A
Forward Large Cap Equity Fund (5)	$1,382	N/A	$	N/A
Forward Emerald Opportunities Fund (6)	$236,852	$34,887	$	*

(1)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.
(2)	Prior to September 15, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 15, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.
(3)	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.
(4)	The Forward Legato Fund commenced operations on April 1, 2005.
(5)	The Forward Large Cap Equity Fund commenced operations on October 31, 2006.
(6)	Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund, prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund.
*	As of September 9, 2005, the Forward Emerald Opportunities Fund changed its fiscal year-end from June 30 to December 31. The Forward Emerald Opportunities Fund paid brokerage commissions in the amount of $16,904 and $38,380 for the fiscal years ended June 30, 2004 and June 30, 2005, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

The Investment Advisor, at its expense, may provide additional promotional incentives to financial intermediaries in connection with sales of the Funds. In some instances, such incentives may be made available only to financial intermediaries whose representatives have sold or are expected to sell significant amounts of such shares. Financial intermediaries may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Funds’ Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.

Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no

69

fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase. For the Sierra Club Stock Fund and Sierra Club Equity Income Fund, the 2.00% redemption fee will be charged on shares exchanged within 60 days of purchase through June 30, 2007; beginning July 1, 2007, the redemption fee will be charged on shares exchanged within 180 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the

70

distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

Forward Funds impose a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Funds within 180 days after the purchase date (60 days for the Sierra Club Stock Fund and Sierra Club Equity Income Fund through June 30, 2007 and 180 days thereafter). This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of each of the Funds’ shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable redemption fee.

The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to the Funds. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

71

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and

72

fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes, if any) and to not more than 10% of the outstanding voting

73

securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it generally would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifiying dividends below), whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds’ investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

The Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund, Forward Emerald Opportunities Fund, Forward Large Cap Equity Fund and Sierra Club Stock Fund expect to declare and pay capital gains distributions and dividends of net investment income annually in December. The Forward Progressive Real Estate Fund expects to declare and pay income dividends monthly and capital gain distributions annually in December. The Sierra Club Equity Income Fund expects to declare and pay dividends of net investment income quarterly and capital gain distributions annually in December.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and

74

received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010 in the absence of Congressional action.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

75

Backup Withholding

The Funds generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends generally will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Funds with proper certification of their foreign status.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

76

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Funds may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

77

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Currency Fluctuation – Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

78

Other Investment Companies

It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments

A Fund may invest in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Although the Investment Advisor and Sub-Advisors do not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs or TMPs, under applicable Treasury regulations and other guidance, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an interest in a TMP (referred to in the Code as an “excess inclusion”) may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder directly held the REMIC residual interest or interest in the TMP. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor and Sub-Advisors have not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS or TMPs and does not intend to do so in the future.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon their current shareholders, it appears that certain Funds will be considered to be personal holding companies (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

79

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Funds elected to defer capital losses and currency losses occurring between November 1, 2006 and December 31, 2006 as follows:

	Capital Losses	Currency Losses
Forward Global Emerging Markets Fund	$—	$(4,004)
Forward International Small Companies Fund	$—	$(29,707)
Forward Progressive Real Estate Fund	$—	$(123)
Sierra Club Stock Fund	$(104,420)	$—
Forward Emerald Opportunities Fund	$(16,993)	$—

Such losses will be treated as arising on the first day of the year ending December 31, 2007.

At December 31, 2006 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring in 2009		Expiring in 2010
Forward Global Emerging Markets Fund	$(2,568,786)		$(2,015,691)
Sierra Club Stock Fund(1)	$(76,051	)(1)	$—
Forward Emerald Opportunities Fund	$(5,153,443)		$(1,848,987)

(1)	Subject to limitations under §382.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

80

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the eleven portfolios described in the Prospectus and this SAI and three other portfolios described in separate Prospectuses and SAIs. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

Forward Large Cap Equity Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Mid-Atlantic Corp.* 80 West Street, Suite 201 Rutland, VT 05701	Institutional	529,362	100.00%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	1,000,000	64.57%

Mid-Atlantic Corp.* 80 West Street, Suite 201 Rutland, VT 05701	529,362	34.18%

81

Forward Hoover Small Cap Equity Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Prudential Investment Management* 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102	Institutional	3,851,362	54.54%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Institutional	1,889,886	26.76%

George S. Wiley 350 North Clark Street Chicago, IL 60610	Institutional	489,574	6.93%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	5,103,833	28.09%

Morgan Stanley Dean Witter* P.O. Box 250 Church Street Station New York, NY 10008	Investor	4,068,295	22.39%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	2,380,959	13.10%

SEI Private Trust Co.* 1 Freedom Valley Drive Oaks, PA 19456	Investor	1,693,716	9.32%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	Investor	1,596,738	8.79%

New York Life & Trust Co.* 169 Lackawanna Avenue Parsippany, NJ 07054	Investor	1,426,441	7.85%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	6,993,719	26.96%

82

Forward Hoover Mini-Cap Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Prudential Investment Management* 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102	Institutional	3,241,826	65.44%

SEI Private Trust Co.* 1 Freedom Valley Drive Oaks, PA 19456	Institutional	799,073	16.13%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Institutional	633,321	12.79%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	215,813	41.86%

Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	Investor	157,280	30.51%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	65,925	12.79%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Prudential Investment Management* 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102	3,241,826	59.27%

Forward Legato Fund

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	600,000	90.85%

Forward Emerald Opportunities Fund

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

None

83

Forward Global Emerging Markets Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Ellard & Co* c/o Fiduciary Trust Co. P.O. Box 3199 New York, NY 10008	Institutional	545,320	28.90%

Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	Institutional	444,057	23.53%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Institutional	190,746	10.11%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Institutional	118,605	6.28%

Wells Fargo Investments 608 2nd Avenue South. 8th Floor Minneapolis, MN 55402	Institutional	110,528	5.86%

Sutton Place Associates, LLC** 1 Embarcadero Center. Suite 105 San Francisco, CA 94104	Investor	226,046	37.12%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	101,398	16.65%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	78,189	12.84%

Perry Walsh 625 Marquette Avenue South, 13th Floor Minneapolis, MN 55402	Investor	43,502	7.14%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

None

84

Forward International Equity Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	Investor	1,516,215	66.71%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	333,622	14.68%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	187,326	8.24%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	1,516,215	66.71%

Forward International Small Companies Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Institutional	10,469,974	40.90%

Saturn & Co.* FBO Schwab Smart Fund c/o Investors Bank and Trust 200 Clarendon Street FPG 90 Boston, MA 02116	Institutional	3,758,391	14.68%

SEI Private Trust Co.* 1 Freedom Valley Drive Oaks, PA 19456	Institutional	2,261,260	8.83%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Institutional	1,474,907	5.76%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	Institutional	1,349,445	5.27%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	6,617,502	45.16%

85

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	2,333,652	15.93%

Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07030	Investor	1,546,976	10.56%

E-Trade* P.O. Box 989030 West Sacramento, CA 95798	Investor	784,904	5.36%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	17,087,476	42.24%

Forward Progressive Real Estate Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	Investor	1,206,790	49.23%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	813,155	33.18%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	215,255	8.78%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	1,206,790	49.23%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	813,155	33.18%

86

Sierra Club Equity Income Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	Investor	1,215,138	57.09%

Sierra Club 85 2nd Street, 2nd Floor San Francisco, CA 94105	Investor	313,580	14.73%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	1,215,138	57.09%

Sierra Club Stock Fund

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sierra Club Unrestricted Stock Fund 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor	826,900	29.32%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	Investor	675,610	23.96%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, NY 10281	Investor	399,079	14.15%

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC** 1 Embarcadero Center, Suite 105 San Francisco, CA 94104	998,293	26.01%

*	Shares are believed to be held only as nominee.
**	Sutton Place Associates, LLC is an entity under common control with Forward Management.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

87

Licensing Agreement with the Sierra Club

The terms “Sierra Club” and “Explore, enjoy and protect the planet” are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, the Investment Advisor. Forward Management has entered into a Licensing Agreement with the Sierra Club under which Forward Management has agreed to pay an annual fee to the Sierra Club in return for its services in creating a list of securities that are consistent with the principles and standards of the Sierra Club and for use of the Sierra Club’s trademarks. The fee payable by Forward Management under the Licensing Agreement is based on a percentage of the assets of the Sierra Club Funds. The Licensing Agreement between the Sierra Club and Forward Management was effective September 30, 2002 and will remain in effect for seven years and thereafter can be renewed for successive one-year terms.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended December 31, 2006 appearing in the Annual Reports to Shareholders have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC on March 9, 2007 (Accession No. 0001193125-07-050725).

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

88

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

(800) 999-6809

Forward Long/Short Credit Analysis Fund

Statement of Additional Information

dated May 1, 2007

Forward Funds (the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers fourteen investment portfolios (each, a “Fund” and collectively, the “Funds”). Only the Forward Long/Short Credit Analysis Fund (the “Fund”) is discussed in this Statement of Additional Information (“SAI”). There is no assurance that the Fund will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Fund, dated May 1, 2007, which has been filed with the Securities and Exchange Commission (“SEC”). A copy of the Prospectus for the Fund may be obtained free of charge by calling the Fund’s distributor at (800) 999-6809.

ORGANIZATION OF FORWARD FUNDS

Forward Funds is an open-end management investment company that offers fourteen investment portfolios. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval.

This SAI pertains to Class A and Class C shares of the Forward Long/Short Credit Analysis Fund. The Fund is non-diversified.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Forward Funds offer the following funds and classes of shares:

Fund	Investor Class	Institutional Class	Class A	Class C
Forward Emerald Banking and Finance Fund			X	X
Forward Emerald Growth Fund			X	X
Forward Emerald Opportunities Fund		X	X	X
Forward Global Emerging Markets Fund	X	X
Forward Hoover Mini-Cap Fund	X	X
Forward Hoover Small Cap Equity Fund	X	X	X
Forward International Equity Fund	X	X
Forward International Small Companies Fund	X	X	X
Forward Large Cap Equity Fund	X	X	X
Forward Long/Short Credit Analysis Fund*			X	X
Forward Legato Fund		X	X
Forward Progressive Real Estate Fund	X
Sierra Club Equity Income Fund	X	X
Sierra Club Stock Fund	X	X	X

*	May be purchased only by qualified investors

1

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently five Trustees, four of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 59	Chairman	Since 1998†	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	14	None

2

NON-INTERESTED TRUSTEES (continued):

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Age: 70	Trustee	Since 2000†	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	14	Trustee of the Advisors Series Trust (15) (1997 to present)

DeWitt F. Bowman Age: 76	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)†	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	14	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (May 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

Rosalind M. Hewsenian Age: 53	Trustee	Since 2007†	Managing Director and Principal, Wilshire Associates, Inc, an investment consulting and management business (2001 to 2006); Director, Wilshire Associates, Inc. (1996 to 2006).	14	None

3

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 44	President, Trustee	Since 2001†	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	14	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.
†

Each Trustee, other than DeWitt Bowman and Rosalind Hewsenian, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee, other than Ms. Hewsenian, served as a director for the nine series of Forward Funds, Inc., which were reorganized as

4

series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Hewsenian was appointed as Trustee effective January 11, 2007.

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 57	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management, Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, ReFlow Management, Co., LLC (since 2005);First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees. The Audit Committee consists of four members: Messrs. Bowman, Mardikian and O’Connor and Ms. Hewsenian. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2006 the Audit Committee convened four times.

The Nominating Committee consists of four members: Messrs. Bowman, Mardikian and O’Connor and Ms. Hewsenian. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2006, the Nominating Committee convened three times.

The Pricing Committee consists of seven members: Messrs. O’Connor, Bowman, Garvin Jabusch, Mark Guadagnini, and Mses. Hewsenian, Curran and Tolle. The Pricing Committee, in conjunction with the

5

Investment Advisor (as defined herein) and Sub-Advisors (as defined herein), is responsible for determining the fair value and market value of the Funds’ securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2006, the Pricing Committee convened eleven times.

The table below sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information As of December 31, 2006

NON-INTERESTED TRUSTEES:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	A	D
Donald O’Connor	A	E
DeWitt F. Bowman	A	A
Rosalind M. Hewsenian**	A	A

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	A	E

*	Key to Dollar Ranges
A	None
B	$1-$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	Over $100,000
**	Information as January 31, 2007

No Trustee who is not an interested person of the Trust owns any securities of the Funds’ investment advisor, any of the Funds’ Sub-Advisors (as defined herein), ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Trust pays each non-interested Trustee a retainer fee in the amount of $14,000 per year, $6,500 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). The Funds also pay each non-interested Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds’ investment advisor or sub-advisors. As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds. As discussed below in “Investment

6

Advisory and Other Services – Other Service Providers,” the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Compensation Received From Funds (as of December 31, 2006)

Name and Position	Aggregate Compensation From Trust		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
J. Alan Reid, Jr. Trustee*	$	None	$0	$0	$	None
Rosalind M. Hewsenian, Trustee(2)		$0	$0	$0		$0
Haig G. Mardikian, Trustee		$38,375	$0	$0		$38,375
Donald O’Connor, Trustee		$32,375	$0	$0		$32,375
DeWitt F. Bowman, Trustee		$33,875	$0	$0		$33,875

*	Interested
(1)	The Fund Complex consists of the Trust, which currently consists of fourteen series.
(2)	Rosalind M. Hewsenian was appointed as Trustee of the Trust effective January 11, 2007.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between the Funds’ shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information about the Funds’ portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their

7

affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

Forward Funds discloses the portfolio holdings of the Forward Long/Short Credit Analysis Fund quarterly on its web site at www.forwardfunds.com no sooner than one day after such information is filed with the SEC in a publicly available filing. The portfolio holdings for each quarter remain available on the web site for a minimum of six months following the date posted.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s Board of Trustees or Chief Compliance Officer.

The Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	Legato Capital Management, LLC – Daily for the Forward Legato Fund with no delay.

2.	Vestek—Daily for the Forward Legato Fund with no delay.

3.	FactSet Research Systems Inc.—Daily for all Funds except the Forward Long/Short Credit Analysis Fund with no delay.

4.	Electra Information Systems Inc.—Daily for all Funds with no delay.

8

Acceptance by third parties who receive the information electronically constitutes affirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds, the Funds’ custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Funds’ investment advisor or sub-advisors may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Funds’ investment advisor or sub-advisors may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ investment advisor, sub-advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ investment advisor and sub-advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor to each of the Forward Funds. Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the respective Fund and subject to general supervision of the Trust’s Board of Trustees. Forward Management also has the authority to engage the services

9

of different sub-advisors with the approval of the Trustees of each of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management supervises the activities of each sub-advisor and manages the assets of certain of the portfolios of the Trust directly, without the use of a sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC (“ReFlow Forward Family Holding Company”), an entity that invests in other entities in the financial services industry, holds approximately 94% of Forward Management’s ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Forward Management has delegated the authority to manage the Forward Long/Short Credit Analysis Fund to the Sub-Advisor (as defined herein). Forward Management has managed the Fund since its inception. The fourteen portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by the Sub-Advisor for the Fund. Certain information regarding the Sub-Advisor is described below.

Sub-Advisor

Forward Management has engaged the services of Cedar Ridge Partners, LLC (“Cedar Ridge” or the “Sub-Advisor” and together with other sub-advisors to the Forward Funds, the “Sub-Advisors”), 505 Park Avenue, 5th Floor, New York, NY 10022, to manage the assets of the Forward Long/Short Credit Analysis Fund. Cedar Ridge is a Delaware Limited Liability Company established in March 2004 and is a registered investment adviser under the Advisers Act. As of December 31, 2006, Cedar Ridge had assets under management of $46.0 million. As of December 31, 2006, founder Alan E. Hart owned 48% and Guy J. Benstead, as trustee for the Guy and Kelly Benstead Family Trust, owned 48% of Cedar Ridge, with the balance owned by other family entities.

Investment Management and Sub-Advisory Agreements

The Fund pays an investment advisory fee to Forward Management, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund: 1.125% up to and including $500 million; 1.05% over $500 million up to and including $1 billion; and 0.975% over $1 billion.

Forward Management is also entitled to receive from the Fund a performance fee of 20% of the Fund’s performance, subject to a high watermark test. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance. “Performance” for this purpose is defined as changes in the Fund’s net asset value inclusive of adjustments for income, realized and unrealized gain or loss on securities, expenses, or other items, excluding distributions, which may affect the net asset value of the Fund calculated on a particular day. The Fund will not bear a fee with respect to any day on which the Fund’s cumulative performance does not exceed its cumulative performance as of the day on which a performance fee was last accrued. The Fund will bear a performance fee with respect to any day on which the Fund’s cumulative performance exceeds its cumulative performance as of the day on which a performance fee was last accrued. This high watermark test is measured from the Fund’s commencement of investment operations. Forward Management is not obligated to reimburse any accrued performance fees because of any negative performance occurring after their accrual.

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing the Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Fund pays its respective pro rata portion of the advisory fees payable by the Fund.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment

10

management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

The Investment Advisor compensates the Sub-Advisor out of the Investment Advisor’s revenues. All fees paid to the Investment Advisor by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund, with the exception of the performance fee as described above.

For the services provided pursuant to the Sub-Advisory Agreement with Forward Management, Cedar Ridge receives an investment sub-advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the fund: 0.75% up to $500 million; 0.70% over $500 million up to and including $1 billion; and 0.65% over $1 billion.

Forward Management also pays Cedar Ridge a performance fee of 14% of the Fund’s performance. The performance fee, payable monthly, is calculated and accrued daily, based on the Fund’s performance and is calculated in the manner set forth above with respect to the performance fee paid to the Investment Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and Investment Sub-Advisory Agreement is available in the Forward Funds’ annual report to shareholders for the fiscal year ending December 31, 2006.

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Class A and Class C shares of the Forward Long/Short Credit Analysis Fund until January 1, 2008 to 1.59% and 2.24%, respectively. The expense limitations are exclusive of the performance fee, brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Forward Long/Short Credit Analysis Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will

11

not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. There is no assurance that these expense limitations will be continued beyond the date indicated.

The Sub-Advisor to the Forward Long/Short Credit Analysis Fund has contractually agreed to waive its investment sub-advisory fee in the same proportions as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rates stated in the Prospectus, provided that the net minimum sub-advisory fee payable will be equal to one-half of the fee otherwise payable to the Sub-Advisor.

Portfolio Managers

Cedar Ridge is the Sub-Advisor to the Forward Long/Short Credit Analysis Fund. The portfolio managers responsible for the day-to-day management of the portfolio are Alan E. Hart, Managing Partner of Cedar Ridge and Senior Portfolio Manager for the Fund, and Guy J. Benstead, a Partner of Cedar Ridge and Co-Portfolio Manager for the Fund.

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Hart and Mr. Benstead managed as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	1	$.0005	1	$.0005
Other pooled investment vehicles	1	$46.0	1	$46.0
Other accounts	0	$0	0	$0

Cedar Ridge will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to provide the sub-advisory services to the Fund. Potential conflicts of interest may arise because Cedar Ridge performs investment management services for other clients. As a result of the foregoing, the Sub-Advisor could have conflicts of interest in allocating its time and activity between the Fund and other entities, in allocating investments among the Fund and other entities and in effecting transactions for the Fund and other entities, including ones in which the Sub-Advisor could have a greater financial interest.

In addition, purchase and sale transactions may be effected between the Fund and the other entities or accounts subject to the following guidelines: (i) such transactions shall be effected for cash consideration at the current market price of the particular securities; and (ii) no extraordinary brokerage commissions or fees (except for customary transfer fees or commissions) or other remuneration shall be paid in connection with any such transaction.

From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Where less than the maximum desired principal amount of a particular security to be purchased is available at a favorable price, the principal amount purchased will be allocated among the Fund and the other clients in an equitable manner as determined by the Sub-Advisor. Further, it may not always be possible or consistent with the investment objectives of the other clients of the Sub-Advisor and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price; however, all transactions will be made on a “best execution” basis.

Mr. Hart and Mr. Benstead each receive a fixed annual salary and discretionary bonus compensation based upon the profitability of Cedar Ridge and its affiliates and their respective percentage ownership thereof.

12

The table below sets forth information regarding the ownership of the Fund by the portfolio managers responsible for the day-to-day management of the Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

Information	as of December 31, 2006

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Alan E. Hart	A	A
Guy J. Benstead	A	A

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	$100,001—$500,000
F	$500,001—$1,000,000
G	Over $1,000,000

Distributor

The Fund offers its shares to the public on a continuous basis, subject to restrictions with respect to the requirement that only qualified investors purchase shares of the Fund, as discussed in the Prospectus. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust and the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisor and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisor’s Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code of Ethics and in such a manner to avoid any actual or

13

potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisor’s Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor and the Sub-Advisor are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor for the Forward Long/Short Credit Analysis Fund. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisor’s proxy voting policies and procedures and any amendments.

Cedar Ridge Proxy Voting Guidelines

Cedar Ridge shall vote proxies related to securities held by any client in a manner that is in the best interest of the client. Cedar Ridge shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client).

Proxy votes generally will be cast in favor of proposals that maintain or strengthen the company’s business prospects, including but not limited to the quality of earnings, income, and cash flow, and maintain or increase overall enterprise value. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Cedar Ridge shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, Cedar Ridge shall avoid any direct or indirect conflict of interest raised by such voting decision. Cedar Ridge will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to Cedar Ridge or the business of Cedar Ridge. After informing the client of any potential conflict of interest, Cedar Ridge will take appropriate action.

Cedar Ridge shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

14

The following proposals will generally be voted as indicated below:

Corporate Governance Matters

1.	General

A. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

B. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

C. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported.

D. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

E. Proposals to require the company to expense stock options will be supported.

F. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

G. Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

2.	Election of Directors

A. In situations where no conflict exists and where no specific governance deficiency has been noted, proxies will be voted in support of nominees of management.

B. The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

C. A withhold vote generally will be made in the following circumstances:

•

If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees; A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

•	A direct conflict exists between the interests of the nominee and the public shareholders;

•	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

•	A nominee serves on the board of directors for more than six companies (excluding investment companies).

15

3.	Anti-Takeover Matters

A. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws generally will be supported; proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions generally will not be supported.

B. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

Capitalization Changes

The following proposals generally will be voted as indicated below.

1.	The following proposals generally will be supported:

•	Proposals to create a new class of preferred stock or for issuances of preferred stock.

•	Proposals to reduce the number of authorized shares of preferred stock, or to eliminate classes of preferred stock.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

Compensation

The following proposals generally will be voted as indicated below.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•

Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements generally will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

Fund’s Proxy Voting Records

Information on how the Fund voted proxies relating to portfolio securities from inception through the period ended June 30, 2007 will be available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov.

16

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator and transfer agent. As Administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay AFS fees based on the average net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service fees pursuant to distribution or service plans; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. The Trust has agreed to compensate the Investment Advisor in the amount of $125,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plans

The Forward Long/Short Credit Analysis Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (each, a “Distribution Plan”). The purpose of each Distribution Plan is to permit the Fund to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A and Class C shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide a continuous cash flow, affording the Sub-Advisor the ability to purchase and redeem securities without forcing the Sub-Advisor to make unwanted sales of existing portfolio securities.

The Fund pays the fees to the Distributor under the Distribution Plans on a monthly basis at annual rates not to exceed 0.25% and 0.75%, respectively, of the Fund’s average net assets attributable to Class A and Class C shares. Expenses acceptable for payment under the Distribution Plans for the Class A and Class C shares include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and

17

for promotion of the sale of the Class A and Class C shares of the Fund, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Class A and Class C shares related to implementing and operating the Distribution Plans. Fees under the Distribution Plans may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because the fees under the Distribution Plans are paid out of the Fund’s assets attributable to the Class A and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A or Class C shares and may cost you more than paying other types of sales charges. Payments may be made under the Distribution Plans without regard to actual distribution expenses incurred by a recipient.

Broker-dealers or others may not be eligible to receive payments under the Distribution Plan for Class C shares until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

The Distribution Plans may be terminated as to a particular class of shares at any time, without penalty, by the Board of Trustees or by a vote of a majority of the outstanding shares of the relevant Class, on 60 days’ written notice. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between dealers and the Distributor.

Administration of the Distribution Plans is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses that are paid. Continuance of each Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as “Disinterested Trustees”), cast in person at a meeting called for that purpose. All material amendments to a Distribution Plan must be likewise approved by separate votes of the Trustees and the Disinterested Trustees. A Distribution Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of the Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and each Distribution Plan and any agreement pursuant to a Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the Fund, or (ii) the Disinterested Trustees.

The Funds participate from time to time in joint distribution activities. Fees paid under the Distribution Plans may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Fund.

Shareholder Services Plans

The Forward Long/Short Credit Analysis Fund also has Shareholder Services Plans, which are separate from the Distribution Plans described above, currently in effect with respect to the Class A and Class C shares of the Fund (each, a “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plans in accordance with their terms. Under the Shareholder Services Plans, the Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A and Class C shareholders of the Fund in amounts not to exceed 0.10% and 0.25%, respectively, of the average daily net assets attributable to each class of shares.

18

Under the Shareholder Services Plans, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plans are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event a Shareholder Services Plan is terminated with respect to the Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under a Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plans have been approved by the Trust’s Board of Trustees, including all of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act. The Shareholder Services Plans must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plans, cast in person at a meeting called for that purpose. The Shareholder Services Plans may be terminated as to a particular class of shares at any time, without any penalty, by such Trustees or by a vote of a majority of the outstanding shares of the relevant class on 60 days’ written notice.

Any change in a Shareholder Services Plan of the Fund that would amend the Shareholder Services Plan or materially increase the expenses paid by the Fund requires approval by the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under each Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net asset value over a quarter. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for a different method of calculating “average net asset value” during the quarter.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. Non-fundamental policies of the Fund may be changed by the Trust’s Board of Trustees without a vote of the holders of a majority of the outstanding shares of the Fund. Any policy not specifically identified as “fundamental” is a non-fundamental policy of the Funds. There can be no assurance that the investment objective of the Fund will be achieved.

19

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Forward Long/Short Credit Analysis Fund may not:

1.	Issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with applicable regulatory guidance.

2.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

3.	Invest more than 25% of the total value of its assets in a particular industry.

4.	Purchase or sell commodities or commodity contracts, except that the Fund may engage in futures, options, and other derivative transactions with respect to securities, futures, indexes, currencies, interest rates, and other financial instruments, as described in the Prospectus or SAI.

5.	Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

6.	Make loans, except to the extent permitted by the 1940 Act. Without limitation of the previous sentence, the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus or SAI.

Non-Fundamental Policy

In addition to the fundamental investment restrictions listed above, the Forward Long/Short Credit Analysis Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions). This policy may be changed by the Funds’ Board of Trustees without shareholder approval.

20

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Fund’s investments is set forth below. From time to time, the Fund may purchase these securities or enter into these strategies to an extent that is more than incidental.

Equity Securities

The Fund may invest in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The value of the Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

Variable and Floating Rate Securities

Based on quarterly performance reviews and the manager’s relative performance against the Russell 2000 Growth Index for rolling quarter, year, and five year periods. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early

21

repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In

22

the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. The Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors.

The Fund will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which these three Funds may invest include those issued by GNMA, FNMA and FHLMC (collectively, the “Mortgage-Related Instruments”). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran’s Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of “locking-in” long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder’s principal investment to the extent of premium paid.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of

23

common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

In carrying out this policy, the Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Fund will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the Investment Sub-Advisor’s opinion. The Fund will only invest in investment-grade convertible securities (those rated in the top four categories by either S & P or Moody’s).

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in shares of other investment companies including exchange traded funds. The Fund will indirectly incur additional costs due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect the Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

24

Dividend Rolls

The Fund may perform “dividend rolls.” A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. Other types of swap transactions may include total return swaps and credit default swaps. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund, as described below.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If the Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Swap Agreements

The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and

25

purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to

26

produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indexes, Futures Contracts, Swap Contracts and Swap Indexes

The Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps as defined above (see Swap Agreements) and swap indexes for hedging and non-hedging purposes. An option on a security, futures contract or swap contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap contract (in the case of a call option) or to sell a specified security, futures contract or swap contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on an index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security or swap contract against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities or swap contracts.

The Fund may write a call or put option only if the option is “covered.” A call option on a security, index, futures contract, swap contract or swap index written by a fund is “covered” if the fund owns the underlying security, index, futures contract, swap contract or swap index covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio, or otherwise segregates liquid assets in an amount equal to the value of the underlying instrument on a daily, marked-to-market basis. A call option on a security, index, futures contract, swap contract or swap index is also covered if the Fund holds a call on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security, index, futures contract, swap contract or swap index written by the Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index, futures contract, swap contract or swap index. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid

27

assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will cover call options on securities or indexes that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities or index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities or indexes that it writes by segregating liquid assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index, futures contract, swap contract or swap index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index, futures contract, swap contract or swap index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index, futures contract, swap contract or swap index . To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index, futures contract, swap contract or swap index , writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index, futures contract, swap contract or swap index and the changes in value of the Fund’s investment holdings being hedged.

The Fund may purchase call options on individual securities or futures or swap contracts to hedge against an increase in the price of securities or futures or swap contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index, futures contract, swap contract or swap index does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case

28

of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

There are several risks associated with transactions in options on securities, futures or swaps index. For example, there are significant differences between the securities, futures or swaps markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities, futures or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional information on options on futures contracts is discussed below.

Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate, credit linked, debt obligation, stock index and foreign currency futures contracts and options thereon for hedging or non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates,; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

29

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market. Pursuant to applicable regulatory exemptions, the Fund and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on it initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transactions costs must also be included in these calculations.

30

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by segregating liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Options on futures and forward contracts will be covered in the manner set forth above under “Options on Securities, Securities Indexes and Futures.”

The Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options on futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options on futures and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Illiquid Securities

The Fund may invest in illiquid or restricted securities if the Sub-Advisor believes that they present an attractive investment opportunity. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that the Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

The Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

31

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. government securities to cover any loans. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, the Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Fund may borrow money from banks to increase its holdings of portfolio securities and other instruments. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% (including the amount borrowed) with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund may engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset values. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. Loans for temporary purposes not exceeding 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) are excepted from these limitations.

32

Convergence Risk

The Fund may pursue relative value strategies by taking long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived valuations underlying the Fund’s trading positions were to fail to converge toward, or were to diverge further from, the Sub-Advisor’s expectations, the Fund may incur a loss.

Debt Securities

The Fund may invest in debt securities rated investment grade and below investment grade. Securities rated in the “Baa” category or above by Moody’s Investors Service (“Moody’s”), or “BBB” category or above by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”) or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisor are referred to as investment grade securities. Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds, and are considered speculative with respect to the issuer’s ability to pay interest and repay principal. Such debt securities may include preferred stocks, corporate bonds and notes, municipal bonds, and short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The Fund may invest its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in below investment grade securities, without restriction.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. The rate of interest on a debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated “C” by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P or Fitch are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the

33

securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

Privatizations

The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

34

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Fund’s investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in the Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source.

35

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political diplomatic and economic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

36

ReFlow

The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Fund will waive its redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisor or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisor with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Fund’s usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Fund and its shareholders.

Small Capitalization Stocks

The Fund may invest in stocks of smaller companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The Fund expects to have a portfolio turnover rate in excess of 100%. A high turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains, which are taxed at ordinary income tax rates. Turnover rates may vary from year to year, as well as within a particular year.

PORTFOLIO TRANSACTIONS

The Investment Advisor or Sub-Advisor is authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement and/or Sub-Advisory Agreement, the Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Fund. Purchases and sales of securities in the

37

over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisor, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisor are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect the Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”) and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Fund or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Fund’s portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by the Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of the Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Sub-Advisor. In the case of such “cross” transactions the Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure that the transaction is fair to the Fund. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Fund on an agency basis and may be paid brokerage

38

commissions from the Fund for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2003, 2004 and 2005, the Forward Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

For Class A shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund’s broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the Securities Act of 1933, as amended.

The Investment Advisor, at its expense, may provide additional promotional incentives to dealers in connection with sales of the Fund. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Reduced Sales Charges for Class A Shares

Class A shares of the Fund may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the prospectus.

2.	Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)	The investor’s current purchase;

(ii)	The net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

(iii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.	Sign a Letter of Intent: Investors may purchase Class A shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest a minimum of $50,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder’s Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the

39

investor’s option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor’s dealer returns any excess commissions previously received.

Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 999-6809 to receive the appropriate form.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

40

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Fund’s Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.	Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase for the Forward Long/Short Credit Analysis Fund. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Fund liquidates portfolio securities to meet redemptions, the Fund reserves the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

41

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

Forward Funds imposes a redemption fee of 2.00% of the total redemption amount if an investor sells or exchanges shares of the Forward Long/Short Credit Analysis Fund within 180 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The holding period for Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class C shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of the Fund’s shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

The NAV per share for the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m.,

42

Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to the Fund. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Fund will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Fund under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Fund may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

43

In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Fund reserves the right to invest the check in additional shares of the Fund at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, the Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) is represented by cash

44

and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes and proceeds from short selling, if any) is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would generally be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Fund’s distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Fund’s shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Fund’s investment company taxable income or net capital gains (or from net tax exempt interest dividends as discussed below) may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, if any, will be declared and paid annually. Capital gains, if any, will be declared and paid in November. Income dividends, if any, will be declared and paid in December.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and

45

received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010 in the absence of Congressional action.

Tax-Exempt Income

If the Fund invests at least 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in tax-exempt municipal bonds at the end of each quarter in the Fund’s taxable year, the Fund will be able to designate distributions of its net interest income from such obligations as tax-exempt dividends that would generally be not subject to federal tax (but which could be subject to alternative minimum tax and state and/or local taxes). If the Fund does not have at least 50% of its assets invested in tax-exempt municipal obligations at the end of any quarter of its tax year, the Fund would not be able to designate any tax-exempt dividends for such year and any distributions of net interest from tax –exempt obligations would generally be taxable to shareholders. Although the Fund may satisfy the 50% requirement for paying exempt interest dividends, there can be no assurance that it will do so.

Interest on municipal bonds purchased by the Fund is believed to be free from regular federal income tax based on opinions issued by bond counsel to the issuer. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax

46

purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding

The Fund generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

47

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities (including certain tax-exempt municipal obligations) may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. The Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. The Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

48

Dividend Rolls

The Fund may perform “dividend rolls.” A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, the Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Currency Fluctuation—Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrue income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

The Fund may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If the Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund

49

will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Other Investment Companies

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon their current shareholders, it appears that the Fund will be considered to be a personal holding company (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. The Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters

The Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

50

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Liquidation of Fund

The Board of Trustees of the Trust may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of the portfolio described in the Prospectus and this SAI and thirteen other portfolios described in three separate prospectuses and SAIs. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

The following persons owned of record or beneficially, as of April 2, 2007, 5% or greater of any class of the Fund's outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC*	A	1,000,050	99.46%
1 Embarcadero Center, Suite 105
San Francisco, CA 94104

51

The following persons owned of record or beneficially, as of April 2, 2007, 25% or greater of the Fund's outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC*	1,000,050	99.46%
1 Embarcadero Center, Suite 105
San Francisco, CA 94104

*	Sutton Place Associates, LLC is an entity under common control with Forward Management.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of December 31, 2006, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Fund’s Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their investments in the Fund through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Brown Brothers Harriman & Co. (“BBH”) is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA, 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

You may obtain a Prospectus, Annual Report or Semi-Annual Report (when available) at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

52

FORWARD FUNDS

PART C: OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)	Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), filed herewith.

(b)	Amended and Restated By-Laws of the Registrant incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(c)	Not applicable.

(d)(1)	Investment Management Agreement between the Registrant and Forward Management LLC (the “Advisor” or “Forward Management”) dated as of May 1, 2005 with respect to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Opportunities Fund (formerly known as the Forward Emerald Technology Fund) (collectively, the “Forward Emerald Funds”), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(2)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust (f/k/a Emerald Advisers, Inc.) (“EMFAT”) dated as of May 1, 2005 with respect to the Forward Emerald Funds, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.

(d)(3)	Amended and Restated Investment Management Agreement between the Registrant and the Advisor dated as of September 7, 2006 with respect to the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund, the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(d)(4)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of July 1, 2005 with respect to the International Small Companies Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(5)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of July 1, 2005 with respect to the Forward Global Emerging Markets Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(d)(6)	Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited, dated as of September 1, 2005 with respect to the Forward International Equity Fund, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(d)(7)	Amended and Restated Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC (“Hoover”) dated as of June 24, 2005 with respect to the Forward Hoover Small Cap Equity Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(d)(8)	Amended and Restated Sub-Advisory Agreement among the Registrant, the Advisor and Hoover dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Hoover Mini-Cap Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

1

(d)(9)	Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 with respect to the Forward Uniplan Real Estate Investment Fund (now known as Forward Progressive Real Estate Fund), incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(10)	Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc. dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(11)	Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(12)	Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(d)(13)	Amended and Restated Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 and amended and restated on September 1, 2006 with respect to the Sierra Club Equity Income Fund, incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(d)(14)	Sub-Advisory Agreement among the Registrant, the Advisor and Affinity Investment Advisors, LLC dated as of September 7, 2006 with respect to the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(d)(15)	Sub-Advisory Agreement among the Registrant, the Advisor and Cedar Ridge Partners, LLC dated as of December 7, 2006 with respect to the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(e)(1)(a)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“ALPS Distributors”), dated as of September 30, 2004, incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(e)(1)(b)	Amended Schedule A to the Distribution Agreement, incorporated by reference to Exhibit (e)(1)(b) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(f)	None.

(g)(1)(a)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), dated as of June 30, 2005 with respect to the Predecessor Funds, incorporated by reference to Exhibit (g)(2)(a) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(g)(1)(b)	Amended Appendix A to the Custodian Agreement between the Registrant and BBH, incorporated by reference to Exhibit (g)(1)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(h)(1)(a)	Fund Accounting and Administration Agreement between the Registrant and ALPS Mutual Funds Services, Inc., now known as ALPS Fund Services, Inc. (“ALPS”), dated as of September 12, 2005, incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

2

(h)(1)(b)	Amended Appendix A to the Fund Accounting and Administration Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(1)(b) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(h)(1)(c)	Amended Appendix C to the Fund Accounting and Administration Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(1)(c) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(h)(2)(a)	Transfer Agency and Service Agreement between the Registrant and ALPS, dated as of September 12, 2005, incorporated by reference to Exhibit (h)(2)(a) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(2)(b)	Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(2)(b) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(h)(2)(c)	Amended Schedule B to the Transfer Agency and Services Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(2)(c) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(h)(3)(a)	Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, dated as of September 12, 2005, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(3)(b)	Amended Schedule I to the Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(h)(4)	Amended and Restated Shareholder Services Plan for the Class A, Class C, Investor Class and Institutional Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund (formerly known as the Forward Uniplan Real Estate Investment Fund), the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward Long/Short Credit Analysis Fund, filed herewith.

(h)(5)(a)	Expense Limitation Agreement for the Forward International Equity Fund (Investor Class shares) dated as of May 1, 2007, filed herewith.

(h)(5)(b)	Expense Limitation Agreement for the Forward International Equity Fund (Institutional Class shares) dated May 1, 2007, filed herewith.

(h)(5)(c)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class shares) dated as of January 2, 2007, incorporated by reference to Exhibit (h)(5)(b) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(d)	Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class shares) dated as of January 2, 2007, incorporated by reference to Exhibit (h)(5)(c) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(e)	Expense Limitation Agreement for the Forward Legato Fund (Institutional Class shares) dated as of January 2, 2007, incorporated by reference to Exhibit (h)(5)(d) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(f)	Expense Limitation Agreement for the Forward Legato Fund (Class A shares) dated as of January 2, 2007, incorporated by reference to Exhibit (h)(5)(e) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

3

(h)(5)(g)	Expense Limitation Agreement for the Sierra Club Stock Fund (Investor Class shares) dated as of May 1, 2007, filed herewith.

(h)(5)(h)	Expense Limitation Agreement for the Sierra Club Stock Fund (Institutional Class shares) dated as of May 1, 2007, filed herewith.

(h)(5)(i)	Expense Limitation Agreement for the Sierra Club Stock Fund (Class A shares) dated as of May 1, 2007, filed herewith.,

(h)(5)(j)	Expense Limitation Agreement for the Sierra Club Equity Income Fund (Investor Class shares) dated as of January 2, 2007, incorporated by reference to Exhibit (h)(5)(g) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(k)	Expense Limitation Agreement for the Sierra Club Equity Income Fund (Institutional Class shares) dated as of May 1, 2007, filed herewith.

(h)(5)(l)(1)	Expense Limitation Agreement for the Forward Emerald Funds dated as of May 1, 2005, incorporated by reference to Exhibit (h)(6)(r) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(h)(5)(l)(2)	Amended Exhibit A to the Expense Limitation Agreement for the Forward Emerald Funds dated as of May 1, 2006, incorporated by reference to Exhibit (h)(5)(r)(1) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(h)(5)(l)(3)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Institutional Class shares) dated as of May 1, 2007, filed herewith.

(h)(5)(l)(4)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Class A shares) dated as of May 1, 2007, filed herewith.

(h)(5)(l)(5)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Class C shares) dated as of May 1, 2007, filed herewith.

(h)(5)(m)	Amended and Restated Expense Limitation Agreement for the Forward Large Cap Equity Fund (Class A shares) dated January 1, 2007, incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(n)	Amended and Restated Expense Limitation Agreement for the Forward Large Cap Equity Fund (Investor Class shares) dated January 1, 2007, incorporated by reference to Exhibit (h)(5)(j) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(5)(0)	Amended and Restated Expense Limitation Agreement for the Forward Large Cap Equity Fund (Institutional Class shares) dated January 1, 2007, incorporated by reference to Exhibit (h)(5)(k) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(h)(6)	Compliance Support Services Agreement between the Registrant and the Advisor dated as of January 1, 2006, incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(i)	Legal opinion of Dechert LLP, filed herewith.

(j)(1)	Powers of Attorney, incorporated by reference to Exhibit (j)(l) to Post-Effective Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.

(j)(2)	Consent of Independent Auditors, filed herewith.

(k)	Not Applicable.

4

(l)	Subscription Agreement between The HomeState Group and Forward Funds (f/k/a Emerald Mutual Funds), incorporated by reference to Exhibit (l)(3) to Post-Effective Amendment No. 26 to this Registration Statement filed with the Commission on February 28, 2005.

(m)(1)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Growth Fund - Class A Shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(2)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Banking and Finance Fund - Class A shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(3)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Emerald Opportunities Fund - Class A Shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(4)	Rule 12b-1 Distribution Plan (Rule 12b-1 Plan) for Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund - Class C Shares, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.

(m)(5)(a)	Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Global Emerging Markets Fund, the Forward International Equity Fund, Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund (now known as the Forward Progressive Real Estate Fund), the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(m)(5)(b)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Equity Income Fund, the Sierra Club Stock Fund and the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(m)(6)(a)	Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(m)(6)(b)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Sierra Club Stock Fund and the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (m)(6)(b) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(m)(7)	Distribution Plan pursuant to Rule 12b-1 for the Class A shares of the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(m)(8)	Distribution Plan pursuant to Rule 12b-1 for the Class C shares of the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(n)	Multiple Class Plan pursuant to Rule 18f-3, filed herewith.

(o)	Not applicable.

5

(p)(1)	Registrant’s Code of Ethics, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(p)(2)	Code of Ethics of the Advisor, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 33 to this Registration Statement filed with the Commission on February 9, 2006.

(p)(3)	Code of Ethics of Pictet International Management Limited, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(p)(4)	Amended Code of Ethics of Hoover, incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(p)(5)	Code of Ethics of Forward Uniplan Advisors, Inc., incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(6)	Code of Ethics of Conestoga Capital Advisors, LLC, incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(7)	Code of Ethics of Netols Asset Management Inc., incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.

(p)(8)	Code of Ethics of Riverbridge Partners, LLC, incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 35 to this Registration Statement filed with Commission on July 5, 2006.

(p)(9)	Amended Code of Ethics of EMFAT, incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

(p)(10)	Code of Ethics of ALPS Distributors, incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

(p)(11)	Code of Ethics of Affinity Investment Advisors, LLC, incorporated by reference to Exhibit (p)(11) to Post-Effective Amendment No. 36 to this Registration Statement filed with the Commission on September 29, 2006.

(p)(12)	Code of Ethics of Cedar Ridge Partners, LLC, incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27, 2006.

6

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

Registrant is controlled by its Board of Trustees. Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies. (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

ITEM 25.	INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), attached as Exhibit (a) to this Registration Statement, and Amended and Restated By-Laws, attached as Exhibit (b) to Post-Effective Amendment No. 39 to this Registration Statement, provide among other things, that current and former trustees and officers who were or are a party or are threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

The Distribution Agreement, filed as Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement, provides for indemnification of ALPS Distributors, its officers and directors and any person who controls ALPS Distributors.

The Registrant has in effect a directors’ and officers’ liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

Forward Management performs investment advisory services for Registrant. The directors and officers of Forward Management and their other business affiliations for the past two fiscal years are:

Name and Title	Name and Address of other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

J. Alan Reid, Jr., President	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	President and Director, investment services company

	ReFlow Fund 433 California Street Suite 1100 San Francisco, CA 94104	2002 to present	President and Director, investment services company

7

	FOLIOfn, Inc. 8000 Towers Crescent Drive Suite 1500 Vienna, VA 22182	2002 to present	Director, financial services company

	Finaplex 601 Montgomery Street Suite 1700 San Francisco, CA 94111	2002 to present	Advisory Board Member, software company

	SunGard Expert Solutions 8910 University Center Lane Suite 700 San Diego, CA 92122	1998 to present	Advisory Board Member, software company

Mary Curran, General Counsel and Secretary	Forward Funds 433 California Street Suite 1100 San Francisco, CA 94104	2004 to June 2006	Chief Compliance Officer, registered investment company

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	June 2004 to present	Secretary, investment services company

Jeremy W. Deems, Chief Financial Officer	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	June 2004 to present	Chief Financial Officer and Treasurer, investment services company

	ReFlow Fund 433 California Street Suite 1100 San Francisco, CA 94104	July 2004 - present	Treasurer, investment services company

	Forward Funds 433 California Street Suite 1100 San Francisco, CA 94104	January 2004 - March 2006	Treasurer, registered investment company

Judith M. Rosenberg, Chief Compliance Officer	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	July 2005 - present	Chief Compliance Officer, investment services company

	Morgan Stanley 1585 Broadway New York, NY 10036	December 1984 - June 2005	Attorney, financial services company

Gordon P. Getty, Chairman of the Board	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Chairman of the Board, investment services company

Philip D. DeFeo, Director	Pacific Exchange 301 Pine Street San Francisco, CA	June 1999 - December 2005	Chairman and CEO, securities exchange

8

	Computershare, Melbourne, Australia	January 2002 - present	Vice Chairman and Non-Executive Director, financial services provider

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	September 2005 to present	Director, investment services company

James J. Halligan, Director	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Director, investment services company

William A. Prezant, Director	Prezant & Mollath Attorneys at Law 6560 SW McCarran Blvd. Reno, NV 89509	1988 to present	Self-employed, law practice

	Torrey International Strategy Partners 505 Park Avenue 5th Fl. New York, NY 10022	November 2002 to present	Manager (Director), registered investment company

	Torrey US Strategy Partners 505 Park Avenue 5th Fl. New York, NY 10022	September 2002 to present	Manager (Director), registered investment company

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	September 2005 to present	Director, investment services company

	Strategic Hotels & Resorts 777 West Wacker, Suite 4600 Chicago, IL 60601	March 2006 to present	Director, Real Estate Investment Fund

	MacGregor Golf Company 1000 Pecan Grove Drive Albany, GA 31701	December 2006 – present	Director, Golf Company

Thomas E. Woodhouse, Director	Minerva Office Management, Inc. 1325 Airmotive Way Suite 340 Reno, Nevada 89502	January 2002 to present	Trust Administrator, President; trust administration company

	Vallejo Investments, Inc. One Embarcadero Center Suite 1050 San Francisco, CA 94111	January 2002 to present	CEO, family office

	ReFlow Management Co., LLC 433 California Street Suite 1100 San Francisco, CA 94104	August 2001 to present	Director, investment services company

9

EMFAT performs investment advisory services for Registrant. Ther trustees and officers of EMFAT and their other business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Kenneth Mertz President, CIO Portfolio Manager	Emerald Advisers 1703 Oregon Pike Lancaster, PA 17601	Since January 1, 1992	President, Portfolio Manager, Investment Adviser

Edward Pohl, CFO Treasurer	Emerald Advisers 1703 Oregon Pike Lancaster, PA 17601	Since June 1, 2001	Chief Financial Officer, Chief Operating Officer, Investment Adviser

	Emerald Fixed Income Advisers 1703 Oregon Pike Lancaster, PA 17601	Since February 1, 2006	Managing Director, Investment Adviser

Daniel Moyer Executive Vice President	Emerald Advisers 1703 Oregon Pike Lancaster, PA 17601	Since October 1, 1992	Executive Vice President, Managing Director, Investment Adviser

James Meehan Chief Compliance Officer	Emerald Advisers 1703 Oregon Pike Lancaster, PA 17601	Since May 1, 1999	Chief Compliance Officer, Investment Adviser

	Emerald Fixed Income Advisers 1703 Oregon Pike Lancaster, PA 17601	Since February 1, 2006	Chief Compliance Officer, Investment Adviser

Stacy Sears	Emerald Advisers 1703 Oregon Pike Lancaster, PA 17601	Since October 1, 1992	Senior Vice President, Portfolio Manager, Investment Adviser

Pictet Asset Management Limited performs investment advisory services for Registrant. The directors and officers of Pictet Asset Management Limited and their other business affiliations for the past two fiscal year are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Rod Hearn	Pictet (London) Ltd Pictet Administration Services Ltd Pictet Asset Management Ltd Worldwide SICAV 1, Boulevard Royal L-2449 LUXEMBOURG Al Dar Islamic Fund, SICAV 1, Boulevard Royal L-2449 LUXEMBOURG	ongoing	Director

Nicholas Johnson	Pictet (London) Ltd Pictet Administration Services Ltd Pictet Asset Management Ltd	ongoing	Director

	NPJ Asset Management LLP 11-12 Tokenhouse Yard London, EC2R 7AS	From May 8, 2007	Director

10

Rolf Banz	Pictet Asset Management SA Pictet Asset Management Ltd	ongoing	Director

Gavin Sharpe

Helvea Limited

5 Royal Exchange Buildings London

EC3V 3NL

Pictet (London) Ltd

Pictet Administration Services Ltd

Pictet Asset Management SA

Pictet Asset Management Ltd

Pictet Investment Company Limited

		ongoing	Chief Financial Officer and Director

Renaud De Planta	Pictet & Cie Pictet Asset Management SA Pictet Asset Management Ltd Pictet Canada L.P. Pictet Holding LLP	ongoing	Chief Executive Officer, Director

David Cawthrow	Pictet Asset Management SA Pictet Asset Management Ltd Pictet Investment Company Limited	Since June 27, 2005	Chief Compliance Officer

	Morley Fund Management Intl. Inc. 1 Poultry, London EC2R 8EJ	To June 24, 2005	Chief Compliance Officer

Christoph Lanter	Pictet Asset Management SA Pictet Asset Management Ltd	ongoing	Head of Business Development and Client Relations

Nicholas Mustoe	Pictet Asset Management SA Pictet Asset Management Ltd	ongoing	Head of Equities, Director

Caduceus Estates Limited

Hermes Asset Management Limited

Hermes Focus Asset Management Europe Ltd

Hermes Focus Asset Management Limited

Hermes Investment Management Limited

Hermes Pensions Management Limited

Hermes Real Estate Investment Management Ltd

Leconport Estates

Leconport Properties

HCIF Index Sub Fund Limited

Hermes Absolute Return Fund (Guernsey) Limited

Hermes Commodities Investment Fund Limited

MEPC (1946) Limited

MEPC Limited

Addresses unknown – previous company

		To May 31, 2006	Director

Vincent Cornet	Pictet Asset Management SA Pictet Asset Management Ltd	Since February 13, 2006	Head of Fixed Income

11

Olivier Ginguene	Pictet Asset Management SA Pictet Asset Management Ltd	Since August 2005	Head of Quantitative Investment

Marc Briol	Pictet Asset Management SA Pictet Asset Management Ltd	ongoing	Chief Operating Officer

Hoover performs investment advisory services for Registrant. The directors and officers of Hoover and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Irene G. Hoover, CFA; Managing Member and Chief Investment Officer	None

Beverly Hoffmann, CFO and CCO	None

Stephen J. Cullen, Director of Market Analysis and Equity Trading	None

Nancy R. Rimington, Director of Client Service and Marketing	None

David Schneider, Associate Portfolio Manager and Senior Analyst	None

Jane M. Hecht, Director of Operations	None

Forward Uniplan Advisors, Inc. performs investment advisory services for Registrant. The directors and officers of Forward Uniplan Advisors, Inc. and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Richard Imperiale President	None

12

Netols Asset Management, Inc. performs investment advisory services for Registrant. The directors and officers of Netols Asset Management, Inc. and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Jeffrey W. Netols President and Portfolio Management	None

Riverbridge Partners, LLC performs investment advisory services for Registrant. The partners of Riverbridge Partners, LLC and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Mark Thompson Principal	None

Rick Moulton Principal	None

John Peyton Principal	None

Robert Hensel Principal	None

Philip Dobrzynski Principal	None

Andrew Turner Principal	None

Dana Feick Principal	None

Conestoga Capital Advisors, LLC performs investment advisory services for Registrant. The directors and officers of Conestoga Capital Advisors, LLC and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

William C. Martindale, Jr. Managing Partner	None

W. Christopher Maxwell Managing Partner	Maxwell Associates 20561 Rock Hall Avenue, Suite 6 Rock Hall, MD 21661	Since January 1, 1997	Principal, Consulting Services, Consulting to Investment Management Firms

13

Robert M. Mitchell Managing Partner	None

Duane R. D’Orazio Managing Partner	None

Mark S. Clewett Director - Institutional Sales and Client Service	Delaware Investments 1 Commerce Square Philadelphia, PA 19103	January 1, 1996 – December 31, 2005	Senior Vice President, Institutional Sales, Investment Management

Affinity Investment Advisors, LLC performs investment advisory services for Registrant. The directors and officers of Affinity and their business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Gregory R. Lai, Managing Director	None

Jeffrey L. Randolph, Managing Director, Chief Financial Officer, Chief Compliance Officer	Avalon Financial Group, Inc. 18191 Von Karman Ave. Suite 420 Irvine, CA 92612	January 2002 - present	Owner and Officer, commercial real estate finance

Cedar Ridge Partners, LLC performs investment advisory services for Registrant. The partners of Cedar Ridge and their other business affiliations for the past two fiscal years are:

Name and Title	Name and Address of Other Business Connections	Dates	Title, Capacity of Engagement, Description of Business

Alan E. Hart, Managing Partner	Bear Stearns & Co. Inc. 383 Madison Avenue New York, NY 10179	January 2004 - March 2004	Managing Director, Investment Banking - Municipal Finance

Guy J. Benstead, Partner	Bear Stearns & Co. Inc. 383 Madison Avenue New York, NY 10179	January 2004 - March 2005	Managing Director, Institutional Fixed-Income Sales

ITEM 27.	PRINCIPAL UNDERWRITERS

(a) The sole principal underwriter for each series of the registrant is ALPS Distributors, which acts as distributor for the Registrant and the following other funds: AARP Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Fifth Third Bank, Firsthand Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, Nasdaq 100 Trust, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

ALPS Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. ALPS Distributors is located at 1290 Broadway, Suite 1100, Denver, CO 80203.

14

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, the distributor for Registrant, are as follows:

Name and Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edmund J. Burke	President; Director	None
Thomas A. Carter	Managing Director –Sales and Finance; Director	None
Jeremy O. May	Managing Director – Operations and Client Service; Assistant Secretary; Director	None
Cameron L. Miller	Director	None
Robert J. Szydlowski	Chief Technology Officer	None
Diana Adams	Vice President, Controller	None
Tané T. Tyler	Chief Legal Officer, Secretary	None
Bradley J. Swenson	Chief Compliance Officer	None

*	C/O ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

(c) Commissions and other compensation received, directly or indirectly, from the Forward Funds during the last fiscal year by ALPS Distributors, the Registrant’s unaffiliated principal underwriter, were as follows:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
None	None	None	None

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant’s transfer agent are maintained by ALPS, 1290 Broadway, Suite 1100, Denver, CO 80203.Records relating to the duties of the Registrant’s custodian are maintained by BBH, 40 Water Street, Boston, MA 02109. Certain other books and records are maintained at the offices of the Registrant at 433 California Street, 11th Floor, San Francisco, CA 94104.

ITEM 29.	MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.	UNDERTAKINGS

Not Applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 30th day of April, 2007.

FORWARD FUNDS

/s/ J. ALAN REID, JR.
J. Alan Reid, Jr.
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ J. ALAN REID, JR.	President and Trustee	April 30, 2007
J. Alan Reid, Jr.

/s/ HAIG G. MARDIKIAN*	Trustee	April 30, 2007
Haig G. Mardikian

/s/ DONALD O’CONNOR*	Trustee	April 30, 2007
Donald O’Connor

/s/ DEWITT F. BOWMAN*	Trustee	April 30, 2007
DeWitt F. Bowman

/s/ ROSALIND M. HEWSENIAN*	Trustee	April 30, 2007
Rosalind M. Hewsenian

/s/ BARBARA TOLLE	Treasurer	April 30, 2007
Barbara Tolle

*By:	/s/ BARBARA TOLLE
Barbara Tolle
Attorney-in-Fact

Exhibit List

Item #23		Description

(a	)	Amended and Restated Agreement and Declaration of Trust of Forward Funds.

(h	)(4)	Amended and Restated Shareholder Services Plan for the Class A, Class C, Investor Class and Institutional Class shares of each of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund (formerly known as the Forward Uniplan Real Estate Investment Fund), the Sierra Club Equity Income Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward Long/Short Credit Analysis Fund.

(h	)(5)(a)	Expense Limitation Agreement for the Forward International Equity Fund (Investor Class shares).

(h	)(5)(b)	Expense Limitation Agreement for the Forward International Equity (Institutional Class shares).

(h	)(5)(g)	Expense Limitation Agreement for the Sierra Club Stock Fund (Investor Class shares).

(h	)(5)(h)	Expense Limitation Agreement for the Sierra Club Stock Fund (Institutional Class shares).

(h	)(5)(i)	Expense Limitation Agreement for the Sierra Club Stock Fund (Class A shares).

(h	)(5)(k)	Expense Limitation Agreement for the Sierra Club Equity Income Fund (Institutional Class shares)

(h	)(5)(l)(3)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Institutional Class shares).

(h	)(5)(l)(4)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Class A shares).

(h	)(5)(l)(5)	Expense Limitation Agreement for Forward Emerald Opportunities Fund (Class C shares).

(i	)	Legal opinion of Dechert LLP.

(j	)(2)	Consent of Independent Auditors.

(n	)	Multiple Class Plan pursuant to Rule 18f-3.